                     ING PARTNERS, INC. ("ING PARTNERS")
                          ING SOLUTION PORTFOLIOS

                     SUPPLEMENT DATED APRIL 29, 2005
                         TO THE PROSPECTUSES DATED
                             APRIL 29, 2005

The following is added to the Initial Class, Service Class and Adviser Class Prospectuses of ING Solution Portfolios:

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Life Insurance and Annuity Company ("ILIAC"), the adviser to the ING Partners, has reported to the Board of Directors (the "Board") of the ING Partners that, like many U.S. financial services companies, ILIAC and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ILIAC has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ILIAC reported that management of U.S. affiliates of ING Groep N.V., including
ILIAC (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ILIAC has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ILIAC further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ILIAC has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, ILIAC reported to the Board that, at this time, these instances include the following:

- ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

- Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

- ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

- In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ILIAC, ING Insurance Company of America, and ReliaStar
Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ILIAC reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ILIAC advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ILIAC reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of it affiliates.

- ING has agreed with ING Partners and the other ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ILIAC reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

- ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

- The ING Funds, including ING Partners, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other funds personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

- ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds, including ING Partners, sold to the public through financial intermediaries. ING does not make exceptions to these policies.

- ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

APRIL 29, 2005                           PROSPECTUS -- INITIAL CLASS ("I CLASS")

--------------------------------------------------------------------------------

                               ING PARTNERS, INC.

     ING Partners, Inc. ("Fund") is a mutual fund authorized to issue multiple series of shares. This Prospectus is designed to help you make informed decisions about investments in the ING Solution Portfolios listed below (each a "Portfolio" and collectively, the "Solution Portfolios"), which first began offering shares on April 29, 2005. Each Portfolio seeks to achieve its investment objective by investing in other ING Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds. ING Life Insurance and Annuity Company serves as the investment adviser of each Portfolio. Not all Portfolios are offered in this Prospectus.

     The Fund's five Portfolios are:

     -  ING SOLUTION INCOME PORTFOLIO

     -  ING SOLUTION 2015 PORTFOLIO

     -  ING SOLUTION 2025 PORTFOLIO

     -  ING SOLUTION 2035 PORTFOLIO

     -  ING SOLUTION 2045 PORTFOLIO

     Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

     Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates and other management investment companies.

     NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

     THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE SOLUTION PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE SOLUTION PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.

     AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending any money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Solution Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

TABLE OF CONTENTS

                                                                                                  PAGE
Introduction                                                                                        1

Description of the Solution Portfolios                                                              3

Portfolio Summaries

ING Solution Income Portfolio                                                                       4

ING Solution 2015 Portfolio                                                                         5

ING Solution 2025 Portfolio                                                                         6

ING Solution 2035 Portfolio                                                                         7

ING Solution 2045 Portfolio                                                                         8

Portfolio Fees and Expenses                                                                         9

More Information on Investment Strategies                                                          12

Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds       13

More Information on Risks                                                                          24

Management of the Portfolios                                                                       30

Portfolio Distribution                                                                             31

Shareholder Information                                                                            31

Financial Highlights                                                                               35

                                  INTRODUCTION

-    AN INTRODUCTION TO THE SOLUTION PORTFOLIOS

     The Solution Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

     The Solution Portfolios invest primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More Information on Investment Strategies" on page 12 and "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 of this Prospectus.

     Although each Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because each Portfolio may invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Solution Portfolios in the context of your personal financial situation, investment objectives and other investments.

     Shares of the Solution Portfolios may be offered to variable annuity and variable life insurance separate accounts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates and other management investment companies.

     This Prospectus explains the investment objective, strategies and risks of each of the Solution Portfolios offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

-    AN INTRODUCTION TO THE ASSET ALLOCATION PROCESS

     ING Life Insurance and Annuity Company ("ILIAC" or "Adviser") is the investment adviser of each Portfolio. The Adviser is an indirect, wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.

     ING Investment Management Co. ("Consultant") is a consultant to the Adviser. Both the Adviser and the Consultant are wholly-owned indirect subsidiaries of ING Groep, N.V. The Adviser and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds, called Solution Portfolios that will be constructed and managed in accordance with the following processes:

     The Adviser uses an asset allocation process to determine each Portfolio's investment mix. This asset allocation process can be described as follows:

     1. In the first stage, the mix of asset classes (I.E., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mix of asset classes arrived at for the Solution Portfolios is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

     2. The Consultant will also provide tactical allocation recommendations to the Adviser, to overweight certain sub-asset classes and style tilts within the Target Allocations, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable the Adviser to shift into those sub-asset classes that are expected to outperform under certain market conditions. The Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Adviser quarterly or as warranted by market conditions.

     3. The Target Allocations may be changed at any time by the Adviser. For the Solution 2015 Portfolio, the Solution 2025 Portfolio, the Solution 2035 Portfolio and the Solution 2045 Portfolio, over time, the allocations within the Target Allocations will change at specific intervals to some predefined new Target Allocation mix that is more conservative (I.E., has reduced allocations to equity securities). Each Portfolio is designed primarily for long-term investors in tax-advantaged accounts. With the exception of the Solution Income Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date ("Target Date") as follows:
          2045, 2035, 2025 and 2015. For example, investors looking to retire in or near the year 2045 would likely choose the Solution 2045 Portfolio and the mix of this Portfolio would migrate toward that of the Solution 2035 Portfolio in 10 years time, the Solution 2025 Portfolio in 20 years time, the Solution 2015 Portfolio in 30 years time and finally combine with the Solution Income Portfolio after 40 years or about 2045. The Solution Income Portfolio is for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon. In summary, for the Solution 2015 Portfolio, the Solution 2025 Portfolio, the Solution 2035 Portfolio and the Solution 2045 Portfolio, the mix of investments in the Target Allocations will change over time and are expected to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

     The Investment Committee of the Adviser will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for each Portfolio, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

     A Portfolio's stated investment objective is non-fundamental and may be changed by the Fund's Board of Directors ("Board") without the approval of shareholders.

                     DESCRIPTION OF THE SOLUTION PORTFOLIOS

-    SOLUTION PORTFOLIOS AT A GLANCE

     The following table summarizes the investment objective, target asset mix, target sub-asset class mix, and main risks of each Portfolio, and it is intended to help you make comparisons among the Solution Portfolios. As with all mutual funds, there can be no assurance that the Solution Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 4.

                              ING SOLUTION         ING SOLUTION          ING SOLUTION          ING SOLUTION         ING SOLUTION
                            INCOME PORTFOLIO      2015 PORTFOLIO        2025 PORTFOLIO        2035 PORTFOLIO       2045 PORTFOLIO
                           ------------------   -------------------   -------------------   ------------------   -------------------
INVESTMENT ADVISER         ING Life             ING Life              ING Life              ING Life             ING Life
                           Insurance and        Insurance and         Insurance and         Insurance and        Insurance and
                           Annuity Company      Annuity Company       Annuity Company       Annuity Company      Annuity Company

INVESTMENT PROFILE         You are within 5     You plan to           You plan to           You plan to          You plan to
                           years of your        retire or reach       retire or reach       retire or reach      retire or reach
                           retirement years     your financial        your financial        your financial       your financial
                           or your              goal target date      goal target date      goal target date     goal target date
                           financial goal       between 2011 and      between 2021 and      between 2031 and     between 2041 and
                           target date.         2020.                 2030.                 2040.                2050.

  SHORTER INVESTMENT HORIZON < ----------------------------------------------------------------------- > LONGER INVESTMENT HORIZON

INVESTMENT OBJECTIVE       A combination of     Until the day         Until the day         Until the day        Until the day
                           total return and     prior to its          prior to its          prior to its         prior to its
                           stability of         Target Date, the      Target Date, the      Target Date, the     Target Date, the
                           principal            Portfolio will        Portfolio will        Portfolio will       Portfolio will
                           consistent with      seek to provide       seek to provide       seek to provide      seek to provide
                           an asset             total return          total return          total return         total return
                           allocation           consistent with       consistent with       consistent with      consistent with
                           targeted to          an asset              an asset              an asset             an asset
                           retirement.          allocation            allocation            allocation           allocation
                                                targeted at           targeted at           targeted at          targeted at
                                                retirement in         retirement in         retirement in        retirement in
                                                approximately         approximately         approximately        approximately
                                                2015. On the          2025. On the          2035. On the         2045. On the
                                                Target Date, the      Target Date, the      Target Date,         Target Date, the
                                                investment            investment            the investment       investment
                                                objective will be     objective will be     objective will       objective will be
                                                to seek to            to seek to            be to seek to        to seek to
                                                provide a             provide a             provide a            provide a
                                                combination of        combination of        combination of       combination of
                                                total return and      total return and      total return and     total return and
                                                stability of          stability of          stability of         stability of
                                                principal             principal             principal            principal
                                                consistent with       consistent with       consistent with      consistent with
                                                an asset              an asset              an asset             an asset
                                                allocation            allocation            allocation           allocation
                                                targeted to           targeted to           targeted to          targeted to
                                                retirement.           retirement.           retirement.          retirement.

TARGET ASSET MIX           A combination of     A combination of      A combination of      A combination of     A combination of
(AS OF APRIL 29, 2005)     Underlying Funds     Underlying Funds      Underlying Funds      Underlying Funds     Underlying Funds
                           according to a       according to a        according to a        according to a       according to a
                           fixed formula        fixed formula         fixed formula         fixed formula        fixed formula
                           that over time       that over time        that over time        that over time       that over time
                           should reflect       should reflect an     should reflect an     should reflect       should reflect an
                           an allocation of     allocation of         allocation of         an allocation of     allocation of
                           approximately        approximately 45%     approximately 65%     approximately        approximately 90%
                           20% in equity        in equity             in equity             80% in equity        in equity
                           securities and       securities and        securities and        securities and       securities and
                           80% in               55% in                35% in                20% in               10% in
                           fixed-income         fixed-income          fixed-income          fixed-income         fixed-income
                           securities and       securities and        securities and        securities and       securities and
                           cash equivalents     cash equivalents      cash equivalents      cash equivalents     cash equivalents

                              ING SOLUTION         ING SOLUTION          ING SOLUTION         ING SOLUTION          ING SOLUTION
                            INCOME PORTFOLIO      2015 PORTFOLIO        2025 PORTFOLIO       2035 PORTFOLIO        2045 PORTFOLIO
                           ------------------   -------------------   -------------------   ------------------   -------------------
TARGET SUB-ASSET CLASS MIX U.S. Large Cap       U.S. Large Cap        U.S. Large Cap        U.S. Large Cap       U.S. Large Cap
(AS OF APRIL 29, 2005)(1)   Blend        17%     Blend         12%     Blend         10%     Blend         10%    Blend          10%
                           U.S. Large Cap       U.S. Large Cap        U.S. Large Cap        U.S. Large Cap       U.S. Large Cap
                            Growth        0%     Growth        12%     Growth        17%     Growth        24%    Growth         27%
                           U.S. Large Cap       U.S. Large Cap        U.S. Large Cap        U.S. Large Cap       U.S. Large Cap
                            Value         0%     Value          7%     Value         12%     Value         16%    Value          18%
                           U.S. Mid Cap   0%    U.S. Mid Cap    0%    U.S. Mid Cap    3%    U.S. Mid Cap    4%   U.S. Mid Cap     5%
                           U.S. Small Cap 0%    U.S. Small Cap  0%    U.S. Small Cap  6%    U.S. Small Cap  8%   U.S. Small Cap  10%
                           Non-U.S./            Non-U.S./             Non-U.S./             Non-U.S./            Non-U.S./
                            International 3%     International  9%     International 12%     International 13%    International  15%
                           Real Estate    0%    Real Estate     5%    Real Estate     5%    Real Estate     5%   Real Estate      5%
                           Intermediate-Term    Intermediate-Term     Intermediate-Term     Intermediate-Term    Intermediate-Term
                            Bond         45%     Bond          30%     Bond          22%     Bond          20%    Bond           10%
                           High Yield           High Yield            High Yield            High Yield           High Yield
                            Bond         10%     Bond          10%     Bond           3%     Bond           0%    Bond            0%
                           Short-Term           Short-Term            Short-Term            Short-Term           Short-Term
                            Bond          0%     Bond           0%     Bond           0%     Bond           0%    Bond            0%
                           Insurance Company    Insurance Company     Insurance Company     Insurance Company    Insurance Company
                            Fixed                Fixed                 Fixed                 Fixed                Fixed
                            Contracts    25%(2)  Contracts     15%(2)  Contracts     10%(2)  Contracts      0%    Contracts       0%

       LOWER RISK  < -------------------------------------------------------------------------------------- >     HIGHER RISK

MAIN RISKS                 Asset allocation     Asset allocation      Asset allocation      Asset allocation     Asset allocation
THE SOLUTION PORTFOLIOS    risk, credit         risk,  credit         risk, credit          risk, credit         risk, credit
ARE EXPOSED TO THE SAME    risk, foreign        risk, foreign         risk, foreign         risk, foreign        risk, foreign
RISKS AS THE UNDERLYING    markets risk,        markets risk,         markets risk,         markets risk,        markets risk,
FUNDS IN DIRECT            high-yield, lower    high-yield, lower     high-yield, lower     interest rate        interest rate
PROPORTION TO THE          grade debt           grade debt            grade debt            risk, market and     risk, market and
ALLOCATION OF ASSETS       securities risk,     securities risk,      securities risk,      company risk,        company risk,
AMONG UNDERLYING FUNDS.    interest rate        interest rate         interest rate         other investment     other investment
AN INVESTOR MAY LOSE       risk, market and     risk, market and      risk, market and      companies risk,      companies risk,
MONEY IN EACH PORTFOLIO.   company risk,        company risk,         company risk,         prepayment or        prepayment or
                           other investment     other investment      other investment      call risk, real      call risk, real
                           companies risk       companies risk,       companies risk,       estate risk and      estate risk and
                           and prepayment       prepayment or         prepayment or         small-               small-
                           or call risk         call risk and         call risk, real       capitalization       capitalization
                                                real estate risk      estate risk and       company risk         company risk
                                                                      small-capitalization
                                                                      company risk

(1) Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

(2) No amounts will be allocated to the insurance company fixed contracts until the SEC grants exemptive relief permitting investment in insurance company fixed contracts issued by insurance companies that are affiliated with ING Groep, N.V. There can be no assurance that such relief will be granted. Please see the more detailed description that follows for each Portfolio for information on the approximate target allocations in the absence of exemptive relief.

                          ING SOLUTION INCOME PORTFOLIO

-    INVESTMENT OBJECTIVE

     Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire soon or are already retired. The Portfolio also invests a portion of its assets in insurance company fixed contracts.

     The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

               U.S. Large-Capitalization Stocks--Blend             17%
               U.S. Large-Capitalization Stocks--Growth             0%
               U.S. Large-Capitalization Stocks--Value              0%
               U.S. Mid-Capitalization Stocks                       0%
               U.S. Small-Capitalization Stocks                     0%
               Non-U.S./International Stocks                        3%
               Real Estate Stocks                                   0%
               Intermediate-Term Bonds                             45%
               High Yield Bonds                                    10%
               Short-Term Bonds                                     0%*
               Insurance Company Fixed Contracts                   25%*


     * No amounts will be allocated to the insurance company fixed contracts until the SEC grants exemptive relief permitting investment in the insurance company fixed contracts. There can be no assurance that such relief will be granted. In the absence of that relief the approximate target allocation to short-term bonds would be 0.25%. The allocated amount includes a portion of the Portfolio's assets held as a liquidity facility in order to satisfy certain conditions required under the terms of an insurance company fixed contract (see Description and Risk of Insurance Company Fixed Contracts).

     The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The investment strategy used may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                              FOREIGN MARKETS RISK
                  HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                        OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK

     If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 24 of this Prospectus.

-    PORTFOLIO PERFORMANCE

     The value of your shares in the Portfolio will fluctuate depending on the Portfolio's performance. The Portfolio had not commenced operations as of the date of the Prospectus. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2015 PORTFOLIO

-    INVESTMENT OBJECTIVE

     Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2015. The Portfolio also invests a portion of its assets in insurance company fixed contracts.

     The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

               U.S. Large-Capitalization Stocks--Blend/Core        12%
               U.S. Large-Capitalization Stocks--Growth            12%
               U.S. Large-Capitalization Stocks--Value              7%
               U.S. Mid-Capitalization Stocks                       0%
               U.S. Small-Capitalization Stocks                     0%
               Non-U.S./International Stocks                        9%
               Real Estate Stocks                                   5%
               Intermediate-Term Bonds                             30%*
               High Yield Bonds                                    10%
               Short-Term Bonds                                     0%
               Insurance Company Fixed Contracts                   15%*

     * No amounts will be allocated to insurance company insurance company fixed contracts until the SEC grants exemptive relief permitting investment by the Portfolio in insurance company fixed contracts. There can be no assurance that such relief will be granted. In the absence of that relief the approximate target allocation to intermediate-term bonds would be 45%. The allocated amount includes a portion of the Portfolio's assets held as a liquidity facility in order to satisfy certain conditions required under the terms of an insurance company fixed contract (see Description and Risk of Insurance Company Fixed Contracts).

     The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The investment strategy used may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                              FOREIGN MARKETS RISK
                  HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                        OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK

     If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 24 of this Prospectus.

-    PORTFOLIO PERFORMANCE

     The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The Portfolio had not commenced operations as of the date of the Prospectus. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2025 PORTFOLIO

-    INVESTMENT OBJECTIVE

     Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2025. The Portfolio also invests a portion of its assets in insurance company fixed contracts.

     The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

               U.S. Large-Capitalization Stocks--Blend/Core        10%
               U.S. Large-Capitalization Stocks--Growth            17%
               U.S. Large-Capitalization Stocks--Value             12%
               U.S. Mid-Capitalization Stocks                       3%
               U.S. Small-Capitalization Stocks                     6%
               Non-U.S./International Stocks                       12%
               Real Estate Stocks                                   5%
               Intermediate-Term Bonds                             20%*
               High Yield Bonds                                    22%*
               Short-Term Bonds                                     3%*
               Insurance Company Fixed Contracts                   10%*

     * No amounts will be allocated to insurance company fixed contracts until the SEC grants exemptive relief permitting investment by the Portfolio in insurance company fixed contracts. There can be no assurance that such relief will be granted. In the absence of that relief the approximate target allocation to intermediate-term bonds, high-yield bonds, and short-term bonds would be 30%, 5%, and 0%, respectively. The allocated amount includes a portion of the Portfolio's assets held as a liquidity facility in order to satisfy certain conditions required under the terms of an insurance company fixed contract (see Description and Risk of Insurance Company Fixed Contracts).

     The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The investment strategy used may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                              FOREIGN MARKETS RISK
                  HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                        OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK

     If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 24 of this Prospectus.

-    PORTFOLIO PERFORMANCE

     The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The Portfolio had not commenced operations as of the date of the Prospectus. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2035 PORTFOLIO

-    INVESTMENT OBJECTIVE

     Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2035.

     The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

               U.S. Large-Capitalization Stocks--Blend/Core        10%
               U.S. Large-Capitalization Stocks--Growth            24%
               U.S. Large-Capitalization Stocks--Value             16%
               U.S. Mid-Capitalization Stocks                       4%
               U.S. Small-Capitalization Stocks                     8%
               Non-U.S./International Stocks                       13%
               Real Estate Stocks                                   5%
               Intermediate-Term Bonds                             20%
               High Yield Bonds                                     0%
               Short-Term Bonds                                     0%
               Insurance Company Fixed Contracts                    0%

     The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The investment strategy used may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                        OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK

     If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 24 of this Prospectus.

-    PORTFOLIO PERFORMANCE

     The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The Portfolio had not commenced operations as of the date of the Prospectus. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                            ING INCOME 2045 PORTFOLIO

-    INVESTMENT OBJECTIVE

     Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire in 2045.

     The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

               U.S. Large-Capitalization Stocks--Blend/Core        10%
               U.S. Large-Capitalization Stocks--Growth            27%
               U.S. Large-Capitalization Stocks--Value             18%
               U.S. Mid-Capitalization Stocks                       5%
               U.S. Small-Capitalization Stocks                    10%
               Non-U.S./International Stocks                       15%
               Real Estate Stocks                                   5%
               Intermediate-Term Bonds                             10%
               High Yield Bonds                                     0%
               Short-Term Bonds                                     0%
               Insurance Company Fixed Contracts                    0%

     The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The investment strategy used may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                        OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK

     If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 24 of this Prospectus.

-    PORTFOLIO PERFORMANCE

     The value of your shares will fluctuate depending on the Portfolio's investment performance. The Portfolio had not commenced operations as of the date of the Prospectus. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           PORTFOLIO FEES AND EXPENSES

     The information that follows shows the fees and expenses you pay if you buy and hold shares of a Portfolio. "Direct Annual Portfolio Operating Expenses" shows the net operating expenses paid directly by each Portfolio. "Indirect Annual Operating Expenses" shows the net operating expenses of each Underlying Fund. Shareholders of a Portfolio will indirectly bear the expenses of an Underlying Fund based upon the percentage of a Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio's allocation to that Underlying Fund, will vary from year to year, the expenses paid by a Portfolio may vary from year to year.

     Shareholders who acquire portfolio shares through a Qualified Plan or insurance company separate account should refer to the applicable plan document, contract prospectus, prospectus summary or disclosure statement for a description of additional charges that may apply.

     SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) The Solution Portfolios do not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the Solution Portfolios.

                                 I CLASS SHARES
                   DIRECT ANNUAL PORTFOLIO OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                                          TOTAL NET
                                                                              TOTAL                         ANNUAL
                               MANAGEMENT  DISTRIBUTION                     OPERATING     WAIVERS AND     OPERATING
    PORTFOLIO                     FEES     (12b-1) FEES  OTHER EXPENSES(1)  EXPENSES   REIMBURSEMENTS(2)   EXPENSES
    ---------                  ----------  ------------  -----------------  ---------  -----------------  ---------
     ING Solution Income          0.10%        None             0.02%         0.12%          0.00%          0.12%
     ING Solution 2015            0.10%        None             0.02%         0.12%          0.00%          0.12%
     ING Solution 2025            0.10%        None             0.02%         0.12%          0.00%          0.12%
     ING Solution 2035            0.10%        None             0.02%         0.12%          0.00%          0.12%
     ING Solution 2045            0.10%        None             0.02%         0.12%          0.00%          0.12%

----------
     (1)  Based on estimated expenses for the current fiscal year.

     (2) The Adviser has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the Solution Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the Adviser within three years. The amount of each Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers and Reimbursements." The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement.

                       INDIRECT ANNUAL OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

     In addition to the expenses of each Portfolio discussed above, shareholders in each Portfolio will indirectly bear the proportionate expenses in an amount equal to the expenses of the Institutional Class shares of the Underlying Funds. Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the expenses of Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund (with the exception of ING Marsico International Opportunities, ING Pioneer Fund and ING Pioneer Mid Cap Value Portfolios) as of December 31, 2004. Expenses are estimated for ING Marsico International Opportunities, ING Pioneer Fund and ING Pioneer Mid Cap Value Portfolios as the Portfolios had not yet commenced operations as of the date of this Prospectus.

                                                                       TOTAL ANNUAL
                                                                         OPERATING        FEE WAIVER BY      NET OPERATING
     UNDERLYING FUNDS                                                    EXPENSES            ADVISER           EXPENSES
     ----------------                                                  ------------       -------------      -------------
       ING AIM Mid Cap Growth Portfolio                                   0.67%                 -                0.67%
       ING Alliance Mid Cap Growth Portfolio                              0.78%                 -                0.78%
       ING American Century Large Company Value Portfolio                 1.00%                 -                1.00%
       ING American Century Select Portfolio                              0.66%                 -                0.66%
       ING American Century Small Cap Value Portfolio                     1.40%             (0.10)%              1.30%
       ING Baron Small Cap Growth Portfolio                               1.25%             (0.05)%              1.20%
       ING Capital Guardian Small/Mid Cap Portfolio                       0.67%                 -                0.67%

                                                                       TOTAL ANNUAL        FEE WAIVER/
                                                                         OPERATING          RECOUPMENT       NET OPERATING
     UNDERLYING FUNDS                                                    EXPENSES           BY ADVISER         EXPENSES
     ----------------                                                  ------------        -----------       -------------
       ING Capital Guardian U.S. Equities Portfolio                       0.75%                 -                0.75%
       ING Evergreen Omega Portfolio                                      0.60%                 -                0.60%
       ING FMR(SM) Diversified Mid Cap Portfolio                          0.76%                 -                0.76%
       ING Fundamental Research Portfolio                                 0.80%                 -                0.80%
       ING Goldman Sachs(R) Capital Growth Portfolio                      1.05%                 -                1.05%
       ING Goldman Sachs(R) Core Equity Portfolio                         0.90%                 -                0.90%
       ING Janus Contrarian Portfolio                                     0.81%                 -                0.81%
       ING Jennison Equity Opportunities Portfolio                        0.67%                 -                0.67%
       ING JPMorgan Fleming International Portfolio                       1.00%                 -                1.00%
       ING JPMorgan Mid Cap Value Portfolio                               1.10%                 -                1.10%
       ING JPMorgan Small Cap Equity Portfolio                            0.90%             (0.03)%              0.87%
       ING Julius Baer Foreign Portfolio                                  0.96%                 -                0.96%
       ING Legg Mason Value Portfolio                                     0.81%                 -                0.81%
       ING Limited Maturity Bond Portfolio                                0.28%                 -                0.28%
       ING Marisco Growth Portfolio                                       0.78%                 -                0.78%
       ING Marisco International Opportunities Portfolio                  0.71%             (0.03)%              0.68%
       ING Mercury Focus Value Portfolio                                  0.80%             (0.05)%              0.75%
       ING Mercury Large Cap Growth Portfolio                             0.80%             (0.05)%              0.75%
       ING MFS Capital Opportunities Portfolio                            0.90%                 -                0.90%
       ING MFS Mid Cap Growth Portfolio                                   0.64%                 -                0.64%
       ING Oppenheimer Main Street Portfolio(R)                           0.64%                 -                0.64%
       ING Oppenheimer Strategic Income Portfolio                         0.54%                 -                0.54%
       ING PIMCO High Yield Portfolio                                     0.49%                 -                0.49%
       ING PIMCO Total Return Portfolio                                   0.85%                 -                0.85%
       ING Pioneer Fund Portfolio                                         0.76%                 -                0.76%
       ING Pioneer Mid Cap Value Portfolio                                0.76%                 -                0.76%
       ING Salomon Brothers Aggressive Growth Portfolio                   0.82%                 -                0.82%
       ING Salomon Brothers Fundamental Value Portfolio                   1.10%                 -                1.10%
       ING Salomon Brothers Investors Portfolio                           0.75%                 -                0.75%
       ING Salomon Brothers Large Cap Growth Portfolio                    0.87%                 -                0.87%
       ING T. Rowe Diversified Mid Cap Growth Portfolio                   0.66%                 -                0.66%
       ING T. Rowe Price Growth Equity Portfolio                          0.75%                 -                0.75%
       ING T. Rowe Price Equity Income Portfolio                          0.67%                 -                0.67%
       ING UBS U.S. Large Cap Equity Portfolio                            0.85%                 -                0.85%
       ING Van Kampen Comstock Portfolio                                  0.95%             (0.07)%              0.88%
       ING Van Kampen Equity Growth Portfolio                             0.65%                 -                0.65%
       ING Van Kampen Real Estate Portfolio                               0.67%                 -                0.67%
       ING VP Disciplined LargeCap Portfolio                              0.98%             (0.08)%              0.90%
       ING VP Growth and Income Portfolio                                 0.58%                 -                0.58%
       ING VP Growth Portfolio                                            0.69%                 -                0.69%
       ING VP High Yield Bond Portfolio                                   0.88%             (0.07)%              0.81%
       ING VP Index Plus LargeCap Portfolio                               0.44%                 -                0.44%
       ING VP Index Plus MidCap Portfolio                                 0.49%                 -                0.49%
       ING VP Index Plus SmallCap Portfolio                               0.49%                 -                0.49%
       ING VP Intermediate Bond Portfolio                                 0.48%                 -                0.48%

                                                                       TOTAL ANNUAL        FEE WAIVER/
                                                                         OPERATING          RECOUPMENT       NET OPERATING
     UNDERLYING FUNDS                                                    EXPENSES           BY ADVISER         EXPENSES
     ----------------                                                  ------------        -----------       -------------
       ING VP International Equity Portfolio                              0.95%               0.20%              1.15%
       ING VP International Value Portfolio                               1.22%              (0.22)%             1.00%
       ING VP LargeCap Growth Portfolio                                   1.13%              (0.28)%             0.85%
       ING VP MagnaCap Portfolio                                          1.04%              (0.14)%             0.90%
       ING VP MidCap Opportunities Portfolio                              0.96%              (0.02)%             0.94%
       ING VP Money Market Portfolio                                      0.34%                  -               0.34%
       ING VP Real Estate Portfolio                                       1.25%              (0.20)%             1.05%
       ING VP SmallCap Opportunities Portfolio                            0.94%              (0.04)%             0.90%
       ING VP Small Company Portfolio                                     0.84%                  -               0.84%
       ING VP Value Opportunity Portfolio                                 0.69%                  -               0.69%

                                 I CLASS SHARES
                               NET EXPENSE RATIOS
               (INCLUDING DIRECT AND INDIRECT OPERATING EXPENSES)

     The direct and indirect projected annual operating expense ratios of each Portfolio are estimated to be as follows:

                             WITHOUT THE INSURANCE COMPANY FIXED CONTRACTS    WITH THE INSURANCE COMPANY FIXED CONTRACTS(1)
                           ------------------------------------------------- -----------------------------------------------
                                  TOTAL         WAIVERS AND    NET OPERATING       TOTAL         WAIVERS AND   NET OPERATING
     PORTFOLIO             OPERATING EXPENSES REIMBURSEMENTS     EXPENSES    OPERATING EXPENSES REIMBURSEMENTS   EXPENSES
     ---------             ------------------ ---------------  ------------- ------------------ -------------- -------------
       ING Solution Income          0.63%              --          0.63%           0.58%             --           0.58%
       ING Solution 2015            0.81%            0.02%         0.79%           0.73%           0.02%          0.71%
       ING Solution 2025            0.86%            0.03%         0.83%           0.83%           0.02%          0.81%
       ING Solution 2035            0.93%            0.04%         0.89%           0.93%           0.04%          0.89%
       ING Solution 2045            0.96%            0.04%         0.92%           0.96%           0.04%          0.92%

----------

     (1) No amounts will be allocated to the insurance company fixed contracts until the SEC grants exemptive relief permitting investment by the Solution Portfolios in the insurance company fixed contracts. There can be no assurance that such relief will be granted.

     These expense ratios are estimates based on the target allocations among the Underlying Funds based upon information in the fee tables of their prospectuses, which in turn, are based on financial results for the year ended December 31, 2004. The actual expense ratios may vary based upon the expense ratio of, and the underlying allocation to, the Underlying Funds.

     EXAMPLE

     The Example is intended to help you compare the cost of investing in I Class shares of the Portfolios, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the I Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the I Class' direct and indirect operating expenses remain the same. The Example does not reflect expenses of a variable contract that may use the Solution Portfolios as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.


                                          WITHOUT THE INSURANCE           WITH THE INSURANCE
                                         COMPANY FIXED CONTRACTS      COMPANY FIXED CONTRACTS(2)
                                         -----------------------      --------------------------
     PORTFOLIO                           1 YEAR         3 YEARS        1 YEAR           3 YEARS
       ING Solution Income               $   64          $  202        $   59            $  186
       ING Solution 2015(1)                  81             257            73               231
       ING Solution 2025(1)                  85             271            83               263
       ING Solution 2035(1)                  91             292            91               292
       ING Solution 2045(1)                  94             302            94               302

----------
     (1) The Example reflects any expense limitations of the Underlying Funds for the one-year period and the first year of the three-year period.

     (2) No amounts will be allocated to the insurance company fixed contracts until the SEC grants exemptive relief permitting investment by the Solution Portfolios in the insurance company fixed contracts. There can be no assurance that such relief will be granted.

                    MORE INFORMATION ON INVESTMENT STRATEGIES

-    MORE ON THE ASSET ALLOCATION PROCESS

     As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds and insurance company fixed contracts. The Adviser determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

     Periodically, based upon a variety of quantitative and qualitative factors, the Adviser uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

     The factors considered may include the following:

     (i) the investment objective of each Portfolio and each of the Underlying Funds;

     (ii)   economic and market forecasts;

     (iii)  proprietary and third-party reports and analyses;

     (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and

     (v)    the correlation and covariance among Underlying Funds.

     As market prices of the Underlying Funds' portfolio securities change, a Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made as described above, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. The Adviser will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Solution Portfolios and the Underlying Funds.

     The Adviser intends to rebalance the Portfolios on a quarterly basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored, but rebalancing will generally not take place more frequently than quarterly. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, the Adviser may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, the Adviser will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If the Adviser believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

-    INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

     Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Solution Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, and investment adviser ("Portfolio Manager"). This information is intended to provide potential investors in the Solution Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks" on page 24 for an expanded discussion of the risks listed below for a particular Underlying Fund.

     You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                          RISKS OF THE UNDERLYING FUNDS

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING AIM Mid Cap        Capital                Invests at least 80% of   Active or frequent
Directed Services, Inc.    Growth Portfolio       appreciation.          assets in securities of   trading risk,
                                                                         mid-capitalization        convertible securities
PORTFOLIO MANAGER:                                                       companies. Invests        risk, derivatives risk,
A I M Capital                                                            primarily in equity       foreign markets risk,
Management, Inc.                                                         securities, including     growth stock risk,
                                                                         convertible securities,   manager risk, market and
                                                                         but also may invest in    company risk, market
                                                                         other securities such     capitalization risk,
                                                                         as synthetic              mid-capitalization
                                                                         instruments.              company risk, and
                                                                         Mid-capitalization        securities lending risk.
                                                                         companies are defined
                                                                         to include those with a
                                                                         market capitalization
                                                                         within the range of the
                                                                         largest and smallest
                                                                         capitalized companies
                                                                         included in the Russell
                                                                         Midcap(R) Growth Index
                                                                         during the most recent
                                                                         11-month period. May
                                                                         also invest up to 25%
                                                                         of assets in foreign
                                                                         securities.

INVESTMENT ADVISER:        ING Alliance Mid Cap   Long-term total        Invests at least 80% of   Convertible securities
Directed Services, Inc.    Growth Portfolio       return.                assets in                 risk, derivatives risk,
                                                                         mid-capitalization        foreign markets risk,
PORTFOLIO MANAGER:                                                       companies (defined as     growth stock risk,
Alliance Capital                                                         companies that have a     manager risk, market and
Management L.P.                                                          market capitalization     company risk, market
                                                                         within the range of       capitalization risk,
                                                                         companies in the          mid-capitalization
                                                                         Russell MidCap(R)         company risk, securities
                                                                         Growth Index). May also   lending risk, and U.S.
                                                                         invest in convertibles,   government securities
                                                                         investment grade          risk.
                                                                         instruments, U.S.
                                                                         government securities
                                                                         and high quality,
                                                                         short-term obligations
                                                                         (including repurchase
                                                                         agreements, bankers'
                                                                         acceptances and
                                                                         domestic certificates
                                                                         of deposit). May invest
                                                                         in foreign securities
                                                                         and derivatives. May
                                                                         write exchange-traded
                                                                         covered call options on
                                                                         up to 25% of assets,
                                                                         may make secured loans
                                                                         on up to 25% of assets,
                                                                         may enter into
                                                                         repurchase agreements
                                                                         on up to 10% of assets
                                                                         and may enter into
                                                                         futures contracts on
                                                                         securities indices and
                                                                         options on such futures
                                                                         contracts.

INVESTMENT ADVISER:        ING American Century   Long-term capital      Invests at least 80% of   Active or frequent
ING Life Insurance and     Large Company Value    growth Income is a     assets in equity          trading risk, currency
Annuity Company            Portfolio              secondary objective.   securities of large       risk, derivatives risk,
                                                                         capitalization companies. foreign markets risk,
PORTFOLIO MANAGER:                                                       The Portfolio Manager     market and company risk,
American Century                                                         considers large companies and undervalued
Investment Management,                                                   to be those with market   securities risk.
Inc.                                                                     capitalizations similar
                                                                         to companies in in the
                                                                         Russell 1000 Index.
                                                                         Intends to keep at least
                                                                         80% of assets in U.S.
                                                                         equity securities,
                                                                         including common and
                                                                         preferred stock and
                                                                         equity-equivalent
                                                                         securities, including
                                                                         debt securities and
                                                                         preferred stock
                                                                         convertible into common
                                                                         stock and stock or stock
                                                                         index futures contracts.
                                                                         May invest in
                                                                         derivatives, foreign
                                                                         securities, debt
                                                                         securities of companies,
                                                                         debt obligations of
                                                                         governments and other
                                                                         similar securities.

INVESTMENT ADVISER:        ING American Century   Long-term capital      Invests in stocks of      Active or frequent
ING Life Insurance and     Select Portfolio       appreciation.          companies the Portfolio   trading risk, currency
Annuity Company                                                          Manager believes will     risk, derivatives risk,
                                                                         increase in value over    foreign markets risk,
PORTFOLIO MANAGER:                                                       time. Although most       growth stock risk, and
American Century                                                         assets will be invested   market and company risk.
Investment Management,                                                   in U.S. companies, there
Inc.                                                                     is no limit on the amount
                                                                         of assets the Portfolio
                                                                         can invest in foreign
                                                                         companies. Most
                                                                         investments are in
                                                                         developed countries. May
                                                                         invest in derivatives,
                                                                         convertible debt
                                                                         securities,
                                                                         equity-equivalent
                                                                         securities, short-term
                                                                         securities, nonleveraged
                                                                         futures contracts and
                                                                         othe similar securities.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS continued

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING American Century   Long-term growth of    At least 80% of assets    Active or frequent
ING Life Insurance and     Small Cap Value        capital, income is a   in U.S. equity            trading risk, currency
Annuity Company            Portfolio              secondary objective.   securities of             risk, derivatives risk,
                                                                         small-capitalization      foreign markets risk,
PORTFOLIO MANAGER:                                                       companies.                market and company risk,
American Century                                                         Small-capitalization      and undervalued securities
Investment Management,                                                   companies include those   risk and
Inc.                                                                     with a market             small-capitalization
                                                                         capitalization no larger  company risk.
                                                                         than that of the largest
                                                                         company in the S&P Small
                                                                         Cap 600 Index or the
                                                                         Russell 2000 Index. May
                                                                         invest in derivatives,
                                                                         foreign securities, debt
                                                                         securities of companies,
                                                                         debt obligations of
                                                                         governments and other
                                                                         similar securities.

INVESTMENT ADVISER:        ING Baron Small Cap    Capital                Invests at least 80% of   Credit risk, growth
ING Life Insurance and     Growth Portfolio       appreciation.          assets in securities of   stock risk, large
Annuity Company                                                          smaller companies with    positions risk, market
                                                                         market values under       and company risk, and
PORTFOLIO MANAGER:                                                       $2.5 billion.             small-capitalization
BAMCO, Inc.                                                                                        company risk.

INVESTMENT ADVISER:        ING Capital Guardian   Long-term capital      Invests at least 80% of   Borrowing and leverage
Directed Services, Inc.    Small/Mid Cap          appreciation.          assets in equity          risk, convertible
                           Portfolio                                     securities of small-      securities risk, foreign
PORTFOLIO MANAGER:                                                       and mid-capitalization    markets risk, manager
Capital Guardian Trust                                                   companies, defined to     risk, market and company
Company                                                                  include companies with    risk, market
                                                                         capitalizations within    capitalization risk,
                                                                         the range of companies    mid-capitalization
                                                                         included in the Russell   company risk,
                                                                         2800 Index. Equity        over-the-counter
                                                                         investments include       investment risk, and
                                                                         common and preferred      small-capitalization
                                                                         stocks or convertible     company risk.
                                                                         securities. May enter
                                                                         into currency-related
                                                                         transactions. May
                                                                         invest in money market
                                                                         instruments and
                                                                         repurchase agreements.

INVESTMENT ADVISER:        ING Capital Guardian   Long-term growth of    Invest at least 80% of    Foreign markets risk,
Directed Services, Inc.    U.S. Equities          capital and income.    assets in equity and      growth stock risk, manager
                           Portfolio                                     equity-related            risk, market and company
PORTFOLIO MANAGER:                                                       securities of issues      risk, securities lending
Capital Guardian Trust                                                   located in the U.S.       risk, and value investing
Company                                                                  with market               risk.
                                                                         capitalizations greater
                                                                         than $1 billion, with
                                                                         greater consideration
                                                                         given to potential
                                                                         appreciation and future
                                                                         dividends than to current
                                                                         income. May invest in
                                                                         American Depositary
                                                                         Receipts, European
                                                                         Depositary Receipts and
                                                                         Global Depositary
                                                                         Receipts, debt securities
                                                                         and cash equivalents.

INVESTMENT ADVISER:        ING Evergreen Omega    Long-term capital      Invests primarily in      Active or frequent
Directed Services, Inc.    Portfolio              growth.                common stocks and         trading risk, foreign
                                                                         securities convertible    markets risk, growth
PORTFOLIO MANAGER:                                                       into common stocks of     stock risk, investment
Evergreen Investment                                                     U.S. companies across     style risk, manager
Management Company, LLC                                                  all market                risk, market
                                                                         capitalizations. May      capitalization risk,
                                                                         also invest up to 25%     small- and
                                                                         of assets in foreign      mid-capitalization
                                                                         securities.               company risk, and price
                                                                                                   volatility risk.

INVESTMENT ADVISER:        ING FMR(SM)            Long-term growth of    Invests at least 80% of   Active or frequent
Directed Services, Inc.    Diversified Mid Cap    capital.               assets in securities of   trading risk,
                           Portfolio                                     companies with medium     derivatives risk,
PORTFOLIO MANAGER:                                                       market capitalizations    emerging markets risk,
Fidelity Management &                                                    (defined as those whose   foreign markets risk,
Research Company                                                         market capitalizations    growth stock risk,
                                                                         are similar to the        manager risk, market and
                                                                         market capitalization     company risk,
                                                                         of companies in the       mid-capitalization
                                                                         Russell Midcap(R) Index   company risk, other
                                                                         or the S&P MidCap 400     investment companies
                                                                         Index). May invest up     risk,
                                                                         to 25% of assets in       small-capitalization
                                                                         foreign securities,       company risk, and value
                                                                         including emerging        investing risk.
                                                                         markets and may buy and
                                                                         sell future contracts
                                                                         and other investment
                                                                         companies.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS continued

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING Fundamental        Maximize total         Prior to July 5, 2005,    Convertible securities
ING Life Insurance and     Research Portfolio     return                 invests at least 80% of   risk, derivatives risk,
Annuity Company                                                          assets in common stocks   foreign markets risk,
                                                                         included in the S&P 500   index tracking risk,
PORTFOLIO MANAGER:                                                       Index. Effective July     market and company risk,
ING Investment                                                           5, invests at least 65%   market trends risk,
Management Co.                                                           of its assets in common   mid-capitalization
                                                                         stocks and securities     company risk, and stock
                                                                         convertible into common   risk.
                                                                         stock. May also invest
                                                                         in derivatives.
                                                                         Emphasizes stocks of
                                                                         larger companies. May
                                                                         also invest in
                                                                         mid-capitalization
                                                                         companies and may
                                                                         invest up to 25% of
                                                                         assets in foreign
                                                                         securities.

INVESTMENT ADVISER:        ING Goldman Sachs(R)   Long-term growth of    Invests at least 90% of   Active or frequent
ING Life Insurance and     Capital Growth         capital.               assets in equity          trading risk, credit
Annuity Company            Portfolio                                     investments. Invests      risk, currency risk,
                                                                         primarily in              derivatives risk,
PORTFOLIO MANAGER:                                                       publicly-traded U.S.      emerging growth risk,
Goldman Sachs Asset                                                      companies, but may        emerging markets risk,
Management, L.P.                                                         invest up to 10% of       foreign markets risk,
                                                                         assets in foreign         growth stock risk,
                                                                         securities.               interest rate risk,
                                                                                                   liquidity risk, and
                                                                                                   market and company risk.

INVESTMENT ADVISER:        ING Goldman Sachs(R)   Long-term growth of    Invests at least 90% of   Active or frequent
ING Life Insurance and     Core Equity            capital and dividend   assets in a diversified   trading risk, credit
Annuity Company            Portfolio              income.                portfolio of equity       risk, currency risk,
                                                                         investments in U.S.       derivatives risk,
PORTFOLIO MANAGER:                                                       issuers, including        diversification risk,
Goldman Sachs Asset                                                      foreign companies that    emerging growth risk,
Management, L.P.                                                         are traded in the U.S.    foreign markets risk,
                                                                                                   growth stock risk,
                                                                                                   interest rate risk,
                                                                                                   liquidity risk, and
                                                                                                   market and company risk.

INVESTMENT ADVISER:        ING Janus Contrarian   Capital                Invests at least 80% of   Debt securities risk,
Directed Services, Inc.    Portfolio              appreciation.          assets in equity          derivatives risk,
                                                                         securities with the       diversification risk,
PORTFOLIO MANAGER:                                                       potential for long-term   foreign markets risk,
Janus Capital Management                                                 growth of capital. The    high-yield, lower grade
LLC                                                                      Portfolio is              debt securities risk,
                                                                         non-diversified. May      interest rate risk,
                                                                         also invest in foreign    liquidity risk, manager
                                                                         equity and debt           risk, market and company
                                                                         securities, up to 20%     risk, market
                                                                         in high-yield debt        capitalization risk,
                                                                         securities ("junk         maturity risk, sector
                                                                         bonds"); derivatives;     risk,
                                                                         securities purchased on   small-capitalization
                                                                         a when-issued, delayed    company risk, and
                                                                         delivery or forward       special situations risk.
                                                                         commitment basis;
                                                                         illiquid securities (up
                                                                         to 15%); and may invest
                                                                         more than 25% of its
                                                                         assets in securities of
                                                                         companies in one or
                                                                         more market sectors.

INVESTMENT ADVISER:        ING Jennison Equity    Long-term capital      Invests at least 80% of   Debt securities risk,
Directed Services, Inc.    Opportunities          growth.                assets in equity          derivatives risk,
                           Portfolio                                     securities of companies   foreign markets risk,
PORTFOLIO MANAGER:                                                       with current or           manager risk, market and
Jennison Associates LLC                                                  emerging earnings         company risk, market
                                                                         growth believed to be     capitalization risk,
                                                                         not fully appreciated     mid-capitalization
                                                                         or recognized by the      company risk, real
                                                                         market. May also invest   estate risk, securities
                                                                         in preferred stocks,      lending risk,
                                                                         convertible securities,   small-capitalization
                                                                         and debt instruments.     company risk, and value
                                                                         May also invest up to     investing risk.
                                                                         25% of assets in
                                                                         foreign securities, up
                                                                         to 25% in real estate
                                                                         investment trusts and
                                                                         options and futures
                                                                         contracts.

INVESTMENT ADVISER:        ING JPMorgan Fleming   Long-term growth of    Invests at least 65% of   Credit risk, currency
ING Life Insurance and     International          capital.               assets in equity          risk, emerging markets
Annuity Company            Portfolio                                     securities of foreign     risk, foreign markets
                                                                         companies that the        risk, geographic focus
PORTFOLIO MANAGER:                                                       Portfolio manager         risk, high-yield, lower
J.P. Morgan Fleming                                                      believes have higher      grade debt securities
Asset Management                                                         growth potential. Will    risk, interest rate
(London) Ltd.                                                            invest in a number of     risk, and market and
                                                                         issuers in several        company risk.
                                                                         countries other than
                                                                         the U.S. and will
                                                                         invest in securities of
                                                                         both developed and
                                                                         developing markets. May
                                                                         also invest in debt
                                                                         securities issued by
                                                                         foreign and U.S.
                                                                         companies, including
                                                                         non-investment grade
                                                                         debt securities.

INVESTMENT ADVISER:        ING JPMorgan Mid Cap   Growth from capital    Invests at least 80% of   Active or frequent
ING Life Insurance and     Value Portfolio        appreciation.          assets in common stocks   trading risk,
Annuity Company                                                          of companies with         convertible securities
                                                                         market capitalizations    risk, depositary receipt
PORTFOLIO MANAGER:                                                       of $1 billion to $20      risk, derivatives risk,
J.P. Morgan Investment                                                   billion that the          diversification risk,
Management Inc.                                                          Portfolio Manager         foreign markets risk,
                                                                         believes are              interest rate risk,
                                                                         undervalued. Normally     market and company risk,
                                                                         invests in securities     over-the-counter
                                                                         that are traded on        investment risk, and
                                                                         registered exchanges or   small- and
                                                                         the over-the-counter      mid-capitalization
                                                                         market in the U.S. May    company risk.
                                                                         invest in other equity
                                                                         securities, including
                                                                         preferred stock,
                                                                         convertible securities,
                                                                         and foreign securities
                                                                         (including depositary
                                                                         receipts) and
                                                                         derivatives.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS continued

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING JPMorgan Small     Capital growth over    Invests at least 80% of   Active or frequent trading
Directed Services, Inc.    Cap Equity Portfolio   the long term.         assets in equity          risk, convertible
                                                                         securities of             securities risk,
PORTFOLIO MANAGER:                                                       small-capitalization      derivatives risk, foreign
J.P. Morgan Investment                                                   companies (defined as     markets risk, growth stock
Management Inc.                                                          those with market         risk, manager risk, market
                                                                         capitalization equal to   and company risk, market
                                                                         those within a universe   capitalization risk,
                                                                         of Russell 2000(R) Index  mid-capitalization
                                                                         stocks). May invest up    company risk,
                                                                         to 20% in foreign         mortgage-related
                                                                         securities, including     securities risk, real
                                                                         depositary receipts,      estate risk,
                                                                         convertible securities,   small-capitalization
                                                                         high-quality money        company risk, and value
                                                                         market instruments and    investing risk.
                                                                         repurchase agreements
                                                                         and may include real
                                                                         estate investment
                                                                         trusts and derivatives.

INVESTMENT ADVISER:        ING Julius Baer        Long-term growth of    Invests at least 80% of   Active or frequent
Directed Services, Inc.    Foreign Portfolio      capital.               assets in equity          trading risk,
                                                                         securities tied           convertible securities
PORTFOLIO MANAGER:                                                       economically to           risk, debt securities
Julius Baer Investment                                                   countries outside the     risk, derivatives risk,
Management LLC                                                           U.S., including common    emerging markets risk,
                                                                         and preferred stock,      foreign markets risk,
                                                                         American, European and    high-yield, lower grade
                                                                         Global depositary         debt securities risk,
                                                                         receipts, convertible     liquidity risk, market
                                                                         securities, rights,       and company risk, market
                                                                         warrants, and other       capitalization risk,
                                                                         investment companies,     mid-capitalization
                                                                         including                 company risk, other
                                                                         exchange-traded funds.    investment companies
                                                                         Normally has a bias       risk, price volatility
                                                                         towards larger            risk, securities lending
                                                                         companies (e.g., with     risk, and
                                                                         market capitalizations    small-capitalization
                                                                         of $10 billion or         company risk.
                                                                         greater), but may also
                                                                         invest in small- and
                                                                         mid-sized companies.
                                                                         Presently does not
                                                                         anticipate investing
                                                                         more than 25% of assets
                                                                         in issuers in
                                                                         developing countries;
                                                                         may invest in debt
                                                                         securities (including
                                                                         up to 10% in
                                                                         non-investment grade
                                                                         bonds); and may invest
                                                                         in derivatives. Will
                                                                         invest at least 65% in
                                                                         no fewer than three
                                                                         different countries
                                                                         located outside the
                                                                         U.S.

INVESTMENT ADVISER:        ING Legg Mason Value   Long-term growth of    Invests primarily in      Convertible securities
Directed Services, Inc.    Portfolio              capital.               equity securities         risk, credit risk,
                                                                         (including foreign        currency risk, debt
PORTFOLIO MANAGER:                                                       securities). Generally    securities risk,
Legg Mason Funds                                                         invests in companies      diversification risk,
Management, Inc.                                                         with market               foreign markets risk,
                                                                         capitalizations greater   growth stock risk, high
                                                                         than $5 billion, but      yield, lower grade debt
                                                                         may invest in companies   securities risk, interest
                                                                         of any size. May invest   rate risk, investment
                                                                         up to 25% of assets in    models risk, manager
                                                                         long-term debt            risk, market and company
                                                                         securities, and up to     risk, market trends risk,
                                                                         10% of in high yield      over-the-counter
                                                                         debt securities. The      investment risk,
                                                                         Portfolio is              pre-payment or call risk,
                                                                         non-diversified.          and value investing
                                                                                                   risk.

INVESTMENT ADVISER:        ING Limited Maturity   Highest current        Invests at least 80% of   Active or frequent
Directed Services, Inc.    Bond Portfolio         income consistent      assets in bonds that      trading risk, debt
                                                  with low risk to       are primarily limited     securities risk,
PORTFOLIO MANAGER:                                principal and          maturity debt             derivatives risk,
ING Investment                                    liquidity. As a        securities. Invests in    foreign markets risk,
Management Co.                                    secondary objective,   non-government            income risk, interest
                                                  seeks to enhance its   securities only if        rate risk, manager risk,
                                                  total return through   rated Baa3 or better by   market capitalization
                                                  capital                Moody's or BBB- or        risk, mid-capitalization
                                                  appreciation.          better by S&P or if not   company risk,
                                                                         rated determined that     mortgage-related
                                                                         they are of comparable    securities risk,
                                                                         quality. May borrow up    pre-payment or call
                                                                         to 10% of the value of    risk, real estate risk,
                                                                         its net assets.           sector risk, securities
                                                                                                   lending risk,
                                                                                                   small-capitalization
                                                                                                   company risk, and U.S.
                                                                                                   government securities
                                                                                                   risk.

INVESTMENT ADVISER:        ING Marsico Growth     Capital                Invests primarily in      Active or frequent
Directed Services, Inc.    Portfolio              appreciation.          equity securities of      trading risk, debt
                                                                         companies of any size,    securities risk,
PORTFOLIO MANAGER:                                                       selected for their        derivatives risk,
Marsico Capital                                                          growth potential. Will    emerging markets risk,
Management, LLC                                                          normally hold a core      foreign markets risk,
                                                                         position of between 35    growth stock risk,
                                                                         and 50 common stocks      high-yield, lower grade
                                                                         primarily emphasizing     debt securities risk,
                                                                         larger companies. May     manager risk, market and
                                                                         also invest in foreign    company risk, market
                                                                         securities;               capitalization risk,
                                                                         derivatives; debt         market trends risk,
                                                                         securities, including     mid-capitalization
                                                                         up to 35% in high-yield   company risk, sector
                                                                         debt securities;          risk, and
                                                                         substantial cash          small-capitalization
                                                                         holdings in the absence   company risk.
                                                                         of attractive
                                                                         investment
                                                                         opportunities; and,
                                                                         from time to time,
                                                                         investment of more than
                                                                         25% assets in
                                                                         securities of companies
                                                                         in one or more market
                                                                         sectors. Generally will
                                                                         not invest more than
                                                                         25% of assets in a
                                                                         particular industry
                                                                         within a sector.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS continued

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING Marsico            Long-term growth of    Invests at least 65% of   Active or frequent
Directed Services, Inc.    International          capital.               assets in common stocks   trading risk, currency
                           Opportunities                                 of foreign companies.     risk, derivatives risk,
PORTFOLIO MANAGER:         Portfolio                                     May invest in companies   emerging markets risk,
Marsico Capital                                                          of any size throughout    foreign investment risk,
Management, LLC                                                          the world. Invests in     growth stock risk,
                                                                         issuers from at least     liquidity risk, manager
                                                                         three countries, not      risk, market and company
                                                                         including the U.S. and    risk, market
                                                                         generally maintains a     capitalization risk,
                                                                         core position of          market trends risk,
                                                                         between 35 and 50         mid-capitalization
                                                                         common stocks. May        company risk, other
                                                                         invest in emerging        investment companies
                                                                         markets. Up to 10% in     risk, and
                                                                         fixed-income securities   small-capitalization
                                                                         and up to 5% in           company risk.
                                                                         high-yield bonds and
                                                                         mortgage- and
                                                                         asset-backed
                                                                         securities. Up to 15%
                                                                         in illiquid securities.
                                                                         May invest in other
                                                                         investment companies.

INVESTMENT ADVISER:        ING Mercury Focus      Long-term growth of    Invests in equity         Borrowing and leverage
Directed Services, Inc.    Value Portfolio        capital.               securities of issuers     risk, debt securities
                                                                         of any market             risk, derivatives risk,
PORTFOLIO MANAGER:                                                       capitalization that the   foreign markets risk,
Mercury Advisors                                                         Portfolio Manager         high-yield, lower grade
                                                                         believes are              debt securities risk,
                                                                         undervalued. May invest   liquidity risk, manager
                                                                         in debt securities of     risk, market and company
                                                                         any maturity or credit    risk, restricted and
                                                                         quality (including        illiquid securities
                                                                         high-yield debt           risk, securities lending
                                                                         securities). Does not     risk, sovereign debt
                                                                         intend to invest more     risk, undervalued
                                                                         than 10% in high yield    securities risk, and
                                                                         debt securities. May      value investing risk.
                                                                         invest up to 10% in the
                                                                         equity and fixed-income
                                                                         securities of foreign
                                                                         issuers, including
                                                                         sovereign debt. May
                                                                         invest up to 15% in
                                                                         illiquid securities.
                                                                         May borrow up to 20% of
                                                                         its assets and may
                                                                         write covered call
                                                                         options (up to 10% of
                                                                         its total assets).

INVESTMENT ADVISER:        ING Mercury Large      Long-term growth of    Invests at least 80% of   Active or frequent trading
Directed Services, Inc.    Cap Growth Portfolio   capital.               assets in equity          risk, convertible
                                                                         securities of large       securities risk, debt
PORTFOLIO MANAGER:                                                       capitalization            securities risk, foreign
Mercury Advisors                                                         companies (defined as     markets risk, growth stock
                                                                         those included in the     risk, income risk,
                                                                         Russell 1000(R) Growth    interest rate risk,
                                                                         Index). Up to 10% in      investment models risk,
                                                                         foreign securities,       manager risk, market and
                                                                         including American and    company risk, market
                                                                         European depositary       capitalization risk,
                                                                         receipts. May invest in   maturity risk,
                                                                         derivatives, short-term   mid-capitalization company
                                                                         debt securities,          risk, securities lending
                                                                         non-convertible           risk, and U.S. government
                                                                         preferred stocks and      securities risk.
                                                                         bonds or government and
                                                                         money market
                                                                         securities.

INVESTMENT ADVISER:        ING MFS Capital        Capital                Invests at least 65% of   Active or frequent
ING Life Insurance and     Opportunities          appreciation.          net assets in common      trading risk,
Annuity Company            Portfolio                                     stocks and related        convertible securities
                                                                         securities, such as       risk, credit risk,
PORTFOLIO MANAGER:                                                       preferred stocks,         currency risk,
Massachusetts Financial                                                  convertible securities    depositary receipt risk,
Services Company                                                         and depositary            emerging markets risk,
                                                                         receipts. May invest in   foreign markets risk,
                                                                         foreign securities,       market and company risk,
                                                                         including emerging        and over-the-counter
                                                                         market securities. May    investment risk.
                                                                         invest in securities
                                                                         listed on a securities
                                                                         exchange or traded in
                                                                         the over-the-counter
                                                                         markets.

INVESTMENT ADVISER:        ING MFS Mid Cap        Long-term growth of    Invests at least 80% of   Active or frequent
Directed Services, Inc.    Growth Portfolio       capital.               assets in common stocks   trading risk,
                                                                         and related securities    convertible securities
PORTFOLIO MANAGER:                                                       (such as preferred        risk, debt securities
Massachusetts Financial                                                  stocks, convertible       risk, derivatives risk,
Services Company                                                         securities, and           emerging markets risk,
                                                                         depositary receipts) of   foreign markets risk,
                                                                         companies with medium     growth stock risk,
                                                                         market capitalizations    high-yield, lower grade
                                                                         (defined as those         debt securities risk,
                                                                         companies with            manager risk, market and
                                                                         capitalizations of $250   company risk,
                                                                         million or more but not   mid-capitalization
                                                                         exceeding the top range   company risk,
                                                                         of the Russell(R) Midcap  over-the-counter
                                                                         Growth Index. May         investment risk, and
                                                                         invest in debt            short sales risk.
                                                                         securities, including
                                                                         up to 10% in high-yield
                                                                         bonds. May invest up to
                                                                         20% in foreign
                                                                         securities. May
                                                                         establish short
                                                                         positions and invest in
                                                                         derivatives.

INVESTMENT ADVISER:        ING Oppenheimer Main   Long-term growth of    Invests mainly in         Active or frequent trading
Directed Services, Inc.    Street Portfolio(R)    capital and future     common stock of U.S.      risk, investment models
                                                  income.                companies of different    risk, manager risk, market
PORTFOLIO MANAGER:                                                       capitalization ranges,    and company risk, market
OppenheimerFunds, Inc.                                                   presently focusing on     capitalization risk,
                                                                         large-capitalization      mid-capitalization
                                                                         issuers. May invest in    company risk, and
                                                                         debt securities such as   small-capitalization
                                                                         bonds and debentures,     company risk.
                                                                         but does not currently
                                                                         emphasize these
                                                                         investments.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS continued

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING Oppenheimer        High level of          Invests in debt           Active or frequent
ING Life Insurance and     Strategic Income       current income         securities of issuers     trading risk, credit
Annuity Company            Portfolio              principally derived    in three market           risk, credit derivatives
                                                  from interest on       sectors: foreign          risk, derivatives risk,
PORTFOLIO MANAGER:                                debt securities.       governments and           emerging markets risk,
OppenheimerFunds, Inc.                                                   companies; U.S.           foreign markets risk,
                                                                         government securities;    high-yield, lower grade
                                                                         and lower grade,          debt securities risk,
                                                                         high-yield securities     interest rate risk,
                                                                         of U.S. and foreign       manager risk,
                                                                         issuers. Those debt       mortgage-related
                                                                         securities include        securities risk,
                                                                         foreign government and    prepayment or call risk,
                                                                         U.S. government bonds     sector allocation risk,
                                                                         and notes,                U.S. government
                                                                         collateralized mortgage   securities risk, and
                                                                         obligations, other        zero coupon risk.
                                                                         mortgage- and
                                                                         asset-backed
                                                                         securities,
                                                                         participation interest
                                                                         in loans, structured
                                                                         notes, lower-grade
                                                                         high-yield debt
                                                                         obligations and zero
                                                                         coupon or stripped
                                                                         securities. May invest
                                                                         up to 100% in any one
                                                                         sector at any time.
                                                                         Foreign investments can
                                                                         include debt securities
                                                                         of issuers in developed
                                                                         markets as well as
                                                                         emerging markets. Can
                                                                         use hedging instruments
                                                                         and certain
                                                                         derivatives.

INVESTMENT ADVISER:        ING PIMCO High Yield   Maximum total          Invests at least 80% of   Credit risk, currency
Directed Services, Inc.    Portfolio              return, consistent     assets in a diversified   risk, debt securities
                                                  with preservation of   portfolio of high yield   risk, derivatives risk,
PORTFOLIO MANAGER:                                capital and prudent    securities ("junk         emerging markets risk,
Pacific Investment                                investment             bonds") rated below       foreign markets risk,
Management Company LLC                            management.            investment grade but      high yield, lower grade
                                                                         rated at least CCC/Caa    debt securities risk,
                                                                         by Moody's Investors      interest rate risk,
                                                                         Service, Inc., Standard   leveraging risk,
                                                                         and Poor's Rating         liquidity risk, manager
                                                                         Service, or Fitch, or     risk, market and company
                                                                         if unrated, determined    risk, mortgage-related
                                                                         to be of comparable       securities risk,
                                                                         quality, subject to a     securities lending risk,
                                                                         maximum of 5% of total    and U.S. government
                                                                         assets in CCC/Caa         securities risk.
                                                                         securities. The
                                                                         remainder of assets may
                                                                         be invested in
                                                                         investment grade fixed
                                                                         income investments. May
                                                                         invest up to 20% in
                                                                         non-US
                                                                         dollar-denominated
                                                                         securities and may
                                                                         invest without limit in
                                                                         U.S. dollar-denominated
                                                                         foreign securities.
                                                                         Will normally hedge at
                                                                         least 75% of its
                                                                         exposure to non-U.S.
                                                                         dollar denominated
                                                                         securities. May invest
                                                                         up to 10% in securities
                                                                         of issuers in emerging
                                                                         markets. May invest in
                                                                         fixed-income securities
                                                                         and derivative
                                                                         instruments.

INVESTMENT ADVISER:        ING PIMCO Total        Maximum total          Invests at least 65% of   Active or frequent
ING Life Insurance and     Return Portfolio       return.                assets in fixed-income    trading risk, credit
Annuity Company                                                          instruments of varying    risk, currency risk,
                                                                         maturities. Primarily     derivatives risk,
PORTFOLIO MANAGER:                                                       in investment grade       emerging markets risk,
Pacific Investment                                                       securities, but may       foreign markets risk,
Management Company LLC                                                   invest up to 10% in       interest rate risk,
                                                                         high-yield securities     leveraging risk,
                                                                         rated B or higher or if   liquidity risk, market
                                                                         unrated, determined to    and company risk,
                                                                         be of comparable          mortgage-related
                                                                         quality. May invest up    securities risk and U.S.
                                                                         to 30% of assets in       government securities
                                                                         foreign securities and    risk.
                                                                         may invest beyond that
                                                                         limit in U.S.
                                                                         dollar-denominated
                                                                         securities of foreign
                                                                         issuers. May invest all
                                                                         of its assets in
                                                                         derivatives.

INVESTMENT ADVISER:        ING Pioneer Fund       Reasonable income      Invests in a broad list   Convertible securities
Directed Services, Inc.    Portfolio              and capital growth.    of carefully selected     risk, derivatives risk,
                                                                         securities believed to    equity securities risks,
PORTFOLIO MANAGER:                                                       be reasonably priced,     manager risk, market and
Pioneer Investment                                                       rather than in            company risk, and value
Management, Inc.                                                         securities whose prices   investing risk.
                                                                         reflect a premium
                                                                         resulting from their
                                                                         current market
                                                                         popularity. Invests the
                                                                         major portion of assets
                                                                         in equity securities
                                                                         (including common stocks,
                                                                         convertible debt,
                                                                         depositary receipts,
                                                                         warrants, rights and
                                                                         preferred stocks),
                                                                         primarily of U.S.
                                                                         issuers.

INVESTMENT ADVISER:        ING Pioneer Mid Cap    Capital                Invests at least 80% of   Convertible securities
Directed Services, Inc.    Value Portfolio        Appreciation.          assets in equity          risk, debt securities
                                                                         securities of mid-size    risk, derivatives risk,
PORTFOLIO MANAGER:                                                       companies (defined as     market capitalization
Pioneer Investment                                                       those companies with      risk, manager risk,
Management, Inc.                                                         market capitalizations    market and company risk,
                                                                         of companies included     mid-capitalization
                                                                         in the Russell(R) Midcap  company risk, and value
                                                                         Value Index). Focuses     investing risk.
                                                                         companies with
                                                                         capitalizations within
                                                                         the $1 billion to $10
                                                                         billion range. The
                                                                         equity securities in
                                                                         which the Portfolio
                                                                         invests include common
                                                                         and preferred stocks,
                                                                         depositary receipts and
                                                                         convertible debt.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS continued

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING Salomon Brothers   Long-term growth of    Invests at least 80% of   Active or frequent
ING Life Insurance and     Aggressive Growth      capital.               assets in  common         trading risk,
Annuity  Company           Portfolio                                     stocks and related        convertible securities
                                                                         securities,  such as      risk, currency risk,
PORTFOLIO MANAGER:                                                       preferred stock,          depositary receipt risk,
Salomon Brothers Asset                                                   convertible  securities   emerging growth risk,
Management Inc                                                           and depositary            emerging markets risk,
                                                                         receipts, of emerging     foreign markets risk,
                                                                         growth companies.         market and company risk,
                                                                         Investments may include   and over-the-counter
                                                                         securities listed on a    investment risk.
                                                                         securities exchange or
                                                                         traded  in the over the
                                                                         counter markets. May
                                                                         invest in foreign
                                                                         securities; (including
                                                                         emerging market
                                                                         securities); and may
                                                                         have exposure to
                                                                         foreign currencies.

INVESTMENT ADVISER:        ING Salomon Brothers   Capital                Invests primarily in      Active or frequent
ING Life Insurance and     Fundamental Value      Appreciation.          common stocks and         trading risk,
Annuity Company            Portfolio                                     common stock              convertible securities
                                                                         equivalents, such as      risk, credit risk,
PORTFOLIO MANAGER:                                                       preferred stocks and      currency risk, debt
Salomon Brothers Asset                                                   securities  convertible   securities risk,
Management Inc                                                           into common stocks,       derivatives risk,
                                                                         believed to be            foreign markets risk,
                                                                         undervalued in the        interest rate risk,
                                                                         marketplace. Generally    market and company risk,
                                                                         invests in large,         small- and
                                                                         well-known companies,     mid-capitalization
                                                                         but may also  invest in   company risk and stock
                                                                         small- and mid-sized      risk.
                                                                         companies. May invest
                                                                         in non-dividend  paying
                                                                         common stocks. May
                                                                         invest in  investment
                                                                         grade fixed-income
                                                                         securities. May invest
                                                                         up to 20% in non-
                                                                         convertible debt
                                                                         securities rated below
                                                                         investment grade. May
                                                                         invest without limit in
                                                                         convertible debt
                                                                         securities.  May invest
                                                                         up to 20% in foreign
                                                                         securities. May invest
                                                                         up to 10% in bank
                                                                         loans, including
                                                                         participation and
                                                                         assignments.

INVESTMENT ADVISER:        ING Salomon Brothers   Long-term growth of    Invests in equity         Credit risk, debt
Directed Services, Inc.    Investors  Portfolio   capital. Current       securities of U.S.        securities risk, emerging
                                                  income is a            companies, focusing on    markets risk, growth stock
PORTFOLIO MANAGER:                                secondary              established large         risk, income risk,
Salomon Brothers Asset                            objective.             capitalization            interest rate risk,
Management Inc                                                           companies (over $5        manager risk, market and
                                                                         billion in market         company risk, restricted
                                                                         capitalization) with      and illiquid securities
                                                                         growth potential at a     risk, sector risk,
                                                                         reasonable cost. May      securities lending risk,
                                                                         invest in other equity    and value investing risk.
                                                                         securities. May invest
                                                                         in  income producing
                                                                         securities such as debt
                                                                         securities, including
                                                                         high-yield debt
                                                                         securities and foreign
                                                                         issuers. May invest
                                                                         more than 25% of assets
                                                                         in securities of
                                                                         companies in one or
                                                                         more market  sectors.

INVESTMENT ADVISER:        ING Salomon Brothers   Long-term capital      Invests at least 80% of   Active or frequent
ING Life Insurance and     Large Cap  Growth      appreciation.          assets in equity          trading risk,
Annuity Company            Portfolio                                     securities of large       convertible securities
                                                                         capitalization            risk, credit risk,
PORTFOLIO MANAGER:                                                       companies and related     emerging markets risk,
Salomon Brothers Asset                                                   investments.  Large       foreign markets  risk,
Management Inc                                                           capitalization            growth stock risk,
                                                                         companies are defined     interest rate risk,
                                                                         as those with market      leveraging risk, market
                                                                         capitalizations similar   and company risk,
                                                                         to companies in the       over-the-counter
                                                                         Russell 1000 Index.       investment risk, small-
                                                                         Equity securities         and mid- capitalization
                                                                         include U.S.              company risk and stock
                                                                         exchange-traded and       risk.
                                                                         over- the-counter
                                                                         common stocks, debt
                                                                         securities convertible
                                                                         into equity
                                                                         securities, and
                                                                         warrants and rights
                                                                         relating to equity
                                                                         securities.

INVESTMENT ADVISER:        ING T. Rowe Price      Long-term capital      Invests at least 80% of   Active or frequent
ING Life Insurance and     Diversified Mid  Cap   appreciation.          assets in equity          trading risk,
Annuity Company            Growth Portfolio                              securities of companies   derivatives risk,
                                                                         having  marketing         foreign markets risk,
PORTFOLIO MANAGER:                                                       capitalizations within    growth stock risk,
T. Rowe Price                                                            the  range of companies   market and company
Associates, Inc.                                                         in the Russell Midcap     risk, mid-capitalization
                                                                         Growth Index or S&P       company risk, and
                                                                         MidCap 400 Index.         over-the-counter
                                                                         Focuses on mid-size       investment risk.
                                                                         companies. Most
                                                                         investments will be in
                                                                         U.S. common stock but
                                                                         may also invest  in
                                                                         foreign securities and
                                                                         futures and options.

INVESTMENT ADVISER:        ING T. Rowe Price      Long-term capital      Invests at least 80% of   Active or frequent
ING Life Insurance and     Growth Equity          growth, and            assets in common          trading risk, currency
Annuity Company            Portfolio              secondarily,           stocks, with a focus on   risk, depositary receipt
                                                  increasing dividend    growth  companies. May    risk, derivatives  risk,
PORTFOLIO MANAGER:                                income.                also purchase foreign     foreign markets risk,
T. Rowe Price                                                            securities, hybrid        growth stock  risk, and
Associates, Inc.                                                         securities, and futures   market and company risk.
                                                                         and options. May have
                                                                         exposure to foreign
                                                                         currencies. Investment
                                                                         in foreign  securities
                                                                         limited to 30%.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS continued

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING T. Rowe Price      Substantial dividend   Invests at least 80% of   Debt securities risk,
Directed Services, Inc.    Equity Income          income as  well as     its assets in  common     derivatives risk,
                           Portfolio              long-term growth of    stocks, with 65% in the   foreign markets risk,
PORTFOLIO MANAGER:                                capital.               common stocks of          manager risk,  market
T. Rowe Price                                                            well-established          and company risk, other
Associates, Inc.                                                         companies paying          investment companies
                                                                         above-average             risk, securities lending
                                                                         dividends. Invests most   risk, undervalued
                                                                         assets in U.S.  common    securities risk,  and
                                                                         stocks, but also may      value investing risk.
                                                                         invest in  other
                                                                         securities, including
                                                                         convertible securities,
                                                                         warrants, preferred
                                                                         stocks,  foreign
                                                                         securities, debt
                                                                         securities,  including
                                                                         high-yield debt
                                                                         securities and futures
                                                                         and options. May also
                                                                         invest in  shares of
                                                                         the T. Rowe Price
                                                                         Reserve  Investment
                                                                         Funds, Inc. and
                                                                         Government  Reserve
                                                                         Investment Funds, Inc.

INVESTMENT ADVISER:        ING UBS U.S. Large     Long-term growth of    Invests at least 80% of   Active or frequent
ING Life Insurance and     Cap Equity             capital and  future    assets in equity          trading risk,
Annuity  Company           Portfolio              income.                securities of U.S.        derivatives risk, market
                                                                         large capitalization      and company  risk,
PORTFOLIO MANAGER:                                                       companies (defined as     over-the-counter
UBS Global Asset                                                         those with  market        investment risk,  small-
Management (Americas)                                                    capitalization range of   and mid- capitalization
Inc.                                                                     companies included in     company risk, and stock
                                                                         the Russell 1000 Index.   risk.
                                                                         Equity investments
                                                                         include dividend-paying
                                                                         securities, common
                                                                         stock and preferred
                                                                         stock. Emphasizes
                                                                         large capitalization
                                                                         stock, but may hold
                                                                         small- and
                                                                         mid-capitalization
                                                                         stock.  May invest in
                                                                         options, futures and
                                                                         other  derivatives.

INVESTMENT ADVISER:        ING Van Kampen         Seeks capital growth   Invests in equity         Active or frequent
ING Life Insurance and     Comstock  Portfolio    and income.            securities including      trading risk,
Annuity  Company                                                         common stocks,            convertible securities
                                                                         preferred stocks, and     risk, currency risk,
PORTFOLIO MANAGER:                                                       securities convertible    derivatives risk,
Van Kampen (Morgan                                                       into common and           foreign markets risk,
Stanley Investment                                                       preferred stocks. May     interest rate risk,
Management Inc.)                                                         invest up to 10% of       market and company risk,
                                                                         assets in high-quality    small- and
                                                                         short-term debt           mid-capitalization company
                                                                         securities and            risk, and stock risk.
                                                                         investment grade
                                                                         corporate debt
                                                                         securities. May invest
                                                                         up  to 25% of assets in
                                                                         foreign securities,
                                                                         and may invest in
                                                                         derivatives.

INVESTMENT ADVISER:        ING Van Kampen         Long-term capital      Invests at least 80% of   Active or frequent
Directed Services, Inc.    Equity Growth          appreciation.          assets in equity          trading risk, growth
                           Portfolio                                     securities. Invests       stock risk, manager
PORTFOLIO MANAGER:                                                       primarily in              risk, and market and
Van Kampen (Morgan                                                       growth-oriented           company risk.
Stanley Investment                                                       companies. May invest,
Management Inc.)                                                         to a limited extent, in
                                                                         foreign companies
                                                                         listed on U.S.
                                                                         exchanges or traded in
                                                                         U.S. markets.

INVESTMENT ADVISER:        ING Van Kampen Real    Capital                Invests at least 80% of   Derivatives risk,
Directed Services, Inc.    Estate  Portfolio      appreciation.          assets in equity          diversification risk,
                                                  Current  income is a   securities of companies   industry focus risk,
PORTFOLIO MANAGER:                                secondary objective.   in the U.S. real          manager risk,  market
Van Kampen (Morgan                                                       estate industry that      and company risk,
Stanley Investment                                                       are listed on national    mortgage-related
Management Inc.)                                                         exchanges or the          securities risk, real
                                                                         NASDAQ. May invest more   estate risk, and sector
                                                                         than 25% in any one       risk.
                                                                         industry. Focuses on
                                                                         REITs as well as  real
                                                                         estate operating
                                                                         companies that  invest
                                                                         in a variety of
                                                                         property types and
                                                                         regions. May also
                                                                         invest up to 25%  of
                                                                         assets in financial
                                                                         institutions that
                                                                         issue or service
                                                                         mortgages and up to 25%
                                                                         of assets in high-yield
                                                                         debt and  convertible
                                                                         bonds. May invest in
                                                                         equity, debt or
                                                                         convertible securities
                                                                         whose products are
                                                                         related to the real
                                                                         estate industry,
                                                                         mortgage- and asset-
                                                                         backed securities and
                                                                         covered options on
                                                                         securities and stock
                                                                         indices. The  Portfolio
                                                                         is non-diversified.

INVESTMENT ADVISER:        ING VP Disciplined     Capital                Invests at least 80% of   Active or frequent
ING Investments, LLC       LargeCap Portfolio     appreciation.          assets in common stocks   trading risk,
                                                                         included in the S&P 500   derivatives risk, market
PORTFOLIO MANAGER:                                                       Index. May also invest    trends risk, manager risk,
ING Investment                                                           in certain higher-risk    price volatility risk, and
Management Co.                                                           investments, Including    securities lending risk.
                                                                         derivatives.

INVESTMENT ADVISER:        ING VP Growth and      Maximize total         Invests at least 65% of   Active or frequent
ING Investments, LLC       Income  Portfolio      return.                assets is believed  to    trading risk,
                                                                         have significant          convertible securities
PORTFOLIO MANAGER:                                                       potential for capital     risk, derivatives risk,
ING Investment                                                           appreciation or income    foreign markets risk,
Management Co.                                                           growth or both.           market trends risk,
                                                                         Emphasizes stocks of      price volatility risk,
                                                                         larger companies. May     and securities lending
                                                                         invest up to 25% in       risk.
                                                                         foreign securities. May
                                                                         invest in derivatives.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS continued

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING VP Growth          Growth of capital.     Invests at least 65% of   Active or frequent
ING Investments, LLC       Portfolio                                     asset in common  stocks   trading risk,
                                                                         and securities            convertible securities
PORTFOLIO MANAGER:                                                       convertible into          risk, derivatives  risk,
ING Investment                                                           common stock.             foreign markets risk,
Management Co.                                                           Emphasizes stocks of      growth stock risk, price
                                                                         larger companies,         volatility risk, and
                                                                         although it may invest    securities lending risk.
                                                                         in companies of any
                                                                         size. May invest in
                                                                         derivatives and foreign
                                                                         securities.

INVESTMENT ADVISER:        ING VP High Yield      High level of          Invests at least 80% of   Active or frequent
ING Investments, LLC       Bond Portfolio         current income and     assets in high  yield     trading risk, credit
                                                  total return.          bonds. Remaining assets   risk, derivatives risk,
PORTFOLIO MANAGER:                                                       may be  invested in       foreign markets  risk,
ING Investment                                                           investment grade debt     high-yield, lower grade
Management Co.                                                           securities, common and    debt securities risk,
                                                                         preferred stock, U.S.     inability to sell
                                                                         government securities,    securities risk,
                                                                         money  market             interest rate risk,
                                                                         instruments, and debt     price volatility  risk,
                                                                         securities  of foreign    securities lending risk,
                                                                         issuers, including        and small- and
                                                                         emerging  markets. May    mid-capitalization
                                                                         purchase structured       company risk.
                                                                         debt  obligations and
                                                                         engage in dollar roll
                                                                         transactions and swap
                                                                         agreements.  May invest
                                                                         in derivatives and
                                                                         companies of any size.

INVESTMENT ADVISER:        ING VP Index Plus      Outperform the total   Invests at least 80% of   Derivatives risk,
ING Investments, LLC       LargeCap  Portfolio    return  performance    assets in stocks          manager risk, price
                                                  of the S&P 500         included in the S&P 500   volatility risk, and
PORTFOLIO MANAGER:                                Index.                 Index. May  invest in     securities lending
ING Investment                                                           derivatives.              risk.
Management Co.

INVESTMENT ADVISER:        ING VP Index Plus      Outperform the total   Invests at least 80% of   Derivatives risk,
ING Investments, LLC       MidCap Portfolio       return performance     assets in stocks          manager risk,
                                                  of the S&P MidCap      included in the S&P       mid-capitalization
PORTFOLIO MANAGER:                                400 Index.             MidCap 400 Index. May     company risk, price
ING Investment                                                           invest in derivatives.    volatility risk, and
Management Co.                                                                                     securities lending risk.

INVESTMENT ADVISER:        ING VP Index Plus      Outperform the total   Invests at least 80% of   Active or frequent
ING Investments, LLC       SmallCap Portfolio     return performance     assets in stocks          trading risk,
                                                  of the S&P SmallCap    included in the S&P       derivatives risk,
PORTFOLIO MANAGER:                                600 Index.             SmallCap 600 Index. May   manager risk, price
ING Investment                                                           invest in derivatives.    volatility risk,
Management Co.                                                                                     securities lending risk,
                                                                                                   and small-capitalization
                                                                                                   company risk.

INVESTMENT ADVISER:        ING VP Intermediate    Maximize total         Invests at least 80% of   Active or frequent
ING Investments, LLC       Bond  Portfolio        return consistent      assets in bonds,          trading risk, credit
                                                  with reasonable        including, but not        risk, derivatives risk,
PORTFOLIO MANAGER:                                risk.                  limited to, Corporate,    foreign markets  risk,
ING Investment                                                           government and mortgage   high-yield, lower grade
Management Co.                                                           bonds which are rated     debt securities risk,
                                                                         investment grade. May     interest rate risk,
                                                                         invest a portion of       mortgage-related
                                                                         assets in high-yield      securities risk,
                                                                         bonds. May also invest    prepayment or call risk,
                                                                         in preferred stocks,      price volatility risk,
                                                                         high quality money        securities lending risk,
                                                                         market instruments,       and U.S. government
                                                                         municipal bonds, and      securities risk.
                                                                         debt securities of
                                                                         foreign issuers.  May
                                                                         engage in dollar roll
                                                                         transactions  and swap
                                                                         agreements. May use
                                                                         options  and futures
                                                                         contracts involving
                                                                         securities, securities
                                                                         indices and  interest
                                                                         rates. May invest in
                                                                         asset- backed and
                                                                         mortgage-backed debt
                                                                         securities.

INVESTMENT ADVISER:        ING VP International   Long-term capital      Invests at least 80% of   Active or frequent
ING Investments, LLC       Equity  Portfolio      growth                 assets in equity          trading risk,
                                                                         securities. At least      convertible securities
PORTFOLIO MANAGER:                                                       65% will be invested      risk, derivatives  risk,
ING Investment                                                           in securities of          foreign markets risk,
Management Co.                                                           companies of any size     market trends risk,
                                                                         principally traded in     price volatility risk,
                                                                         three or more countries   and securities lending
                                                                         outside the U.S. These    risk.
                                                                         securities may include
                                                                         common stocks  as well
                                                                         as securities
                                                                         convertible into
                                                                         common stock. May
                                                                         invest in derivatives.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS continued

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING VP International   Capital                Invests at least 65% of   Convertible securities
ING Investments, LLC       Value  Portfolio       appreciation.          assets in equity          risk, debt  securities
                                                                         securities of issuers     risk, emerging markets
PORTFOLIO MANAGER:                                                       located in countries      risk,  foreign markets
ING Investment                                                           outside of the U.S.       risk, inability to sell
Management Co.                                                           Invests primarily in      securities risk, market
                                                                         companies with a large    trends risk, price
                                                                         market capitalization,    volatility risk, and
                                                                         but may also invest in    securities lending
                                                                         small- and mid-sized      risk.
                                                                         companies.  Generally
                                                                         invests in common and
                                                                         preferred stocks,
                                                                         warrants and convertible
                                                                         securities. May invest
                                                                         in emerging markets
                                                                         countries. May invest in
                                                                         government debt
                                                                         securities of developed
                                                                         foreign countries. May
                                                                         invest up to 35% of
                                                                         assets in securities of
                                                                         U.S. issuers, including
                                                                         investment-grade
                                                                         government and corporate
                                                                         debt securities.

INVESTMENT ADVISER:        ING VP LargeCap        Long-term capital      Invests at least 80% of   Active or frequent
ING Investments, LLC       Growth  Portfolio      appreciation.          assets in equity          trading risk, foreign
                                                                         securities of large       markets risk, initial
PORTFOLIO MANAGER:                                                       U.S. companies.  Large    public offerings risk,
Wellington Management                                                    companies are defined     market trends risk,
Company, LLP                                                             as those companies with   other investment
                                                                         market capitalizations    companies risk, price
                                                                         that fall within the      volatility risk, and
                                                                         range of companies in     securities lending risk.
                                                                         the S&P 500 Index. May
                                                                         invest the  remaining
                                                                         assets in other
                                                                         investment  companies,
                                                                         initial public
                                                                         offerings,  securities
                                                                         of foreign issuers and
                                                                         non- dollar denominated
                                                                         securities.

INVESTMENT ADVISER:        ING VP MagnaCap        Growth of capital,     Invests at least 80% of   Convertible securities
ING Investments, LLC       Portfolio              with dividend          assets in common  stock   risk, debt  securities
                                                  income as a            of large companies.       risk, foreign markets
PORTFOLIO MANAGER:                                secondary              Large  companies are      risk,  market trends
ING Investment                                    consideration.         those included in the     risk, price volatility
Management Co.                                                           500 largest U.S.          risk, and securities
                                                                         companies as measured     lending risk.
                                                                         by total revenues, net
                                                                         assets, cash flow or
                                                                         earnings or the 1,000
                                                                         largest companies  as
                                                                         measured by equity
                                                                         market  capitalization.
                                                                         Equity securities
                                                                         include  common stocks,
                                                                         convertible securities
                                                                         and rights or warrants.
                                                                         May invest the
                                                                         remaining 20% in other
                                                                         types of  securities
                                                                         including foreign
                                                                         securities and
                                                                         securities of smaller
                                                                         companies. Assets  not
                                                                         invested in equity
                                                                         securities may be
                                                                         invested in high
                                                                         quality debt
                                                                         securities.

INVESTMENT ADVISER:        ING VP MidCap          Long-term capital      Invests at least 80% of   Active or frequent
ING Investments, LLC       Opportunities          appreciation.          assets in common          trading risk, inability
                           Portfolio                                     stocks of mid-sized       to sell securities risk,
PORTFOLIO MANAGER:                                                       U.S. companies. Mid-      market trends risk,
ING Investment                                                           sized companies are       mid-capitalization
Management Co.                                                           those with market         company risk, price
                                                                         capitalizations that      volatility risk, and
                                                                         fall within the range     securities lending risk.
                                                                         of companies in the
                                                                         Russell MidCap  Growth
                                                                         Index. May invest
                                                                         excess cash in  other
                                                                         investment companies,
                                                                         including exchange-traded
                                                                         funds, for temporary
                                                                         and/or defensive purpose.

INVESTMENT ADVISER:        ING VP Money Market    High current return,   Invests in high-quality,  Banking concentration
ING Investments, LLC       Portfolio              consistent  with       fixed-income securities   risk, credit risk,
                                                  preservation of        denominated in the U.S.   foreign markets risk,
PORTFOLIO MANAGER:                                capital and            dollars with short        interest rate risk,
ING Investment                                    liquidity.             remaining maturities.     mortgage-related
Management Co.                                                           These securities include  securities risk,
                                                                         U.S. government           repurchase agreement
                                                                         securities, corporate     risk, securities lending
                                                                         debt securities,          risk, and U.S. government
                                                                         repurchase agreements,    securities risk.
                                                                         commercial paper,
                                                                         asset-backed securities,
                                                                         mortgage- related
                                                                         securities, and certain
                                                                         obligations of U.S. and
                                                                         foreign banks, each of
                                                                         which must be highly
                                                                         rated by independent
                                                                         rating agencies.

INVESTMENT ADVISER:        ING VP Real Estate     Total return.          Invests at least 80% of   Concentration risk,
ING Investments, LLC       Portfolio                                     assets in common and      diversification risk,
                                                                         preferred stocks of U.S.  inability to sell
PORTFOLIO MANAGER:                                                       real estate investment    securities, initial
ING Clarion Real Estate                                                  trusts and real estate    public  offerings risk,
Securities L.P.                                                          companies. May invest in  market trends risk,
                                                                         companies of any market   price volatility risk,
                                                                         capitalization; however,  real estate risk, and
                                                                         it will generally not     securities lending risk.
                                                                         invest in companies with
                                                                         market capitalization of
                                                                         less than $100 million.
                                                                         May invest in initial
                                                                         public offerings. The
                                                                         Portfolio is
                                                                         non-diversified.


         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS continued

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING VP SmallCap        Long-term capital      Invests at least 80% of   Active or frequent trading
ING Investments, LLC       Opportunities          appreciation.          assets in commons tock of risk market trends risk,
                           Portfolio                                     smaller, lesser-known     portfolio turnover risk,
PORTFOLIO MANAGER:                                                       U.S. companies. Smaller   price volatility risk,
ING Investment                                                           companies are those with  securities lending risk,
Management Co.                                                           market capitalizations    and small-capitalization
                                                                         that fall within the      companies risk.
                                                                         range of companies in the
                                                                         Russell 2000 Growth
                                                                         index. May invest excess
                                                                         cash in other investment
                                                                         companies, including
                                                                         exchange-traded funds for
                                                                         temporary and/or
                                                                         defensive purposes.

INVESTMENT ADVISER:        ING VP Small Company   Growth of capital.     Invests at least 80% of   Derivatives risk,
ING Investments, LLC       Portfolio                                     assets in common stocks   foreign markets risk,
                                                                         of small-capitalization   market trends risk,
PORTFOLIO MANAGER:                                                       companies.                price volatility risk,
ING Investment                                                           Small-capitalization      securities lending risk,
Management Co.                                                           companies are those with  and small-capitalization
                                                                         market capitalizations    company risk.
                                                                         that fall within the
                                                                         range of the S&P SmallCap
                                                                         600 Index or the Russell
                                                                         2000 Index or if not
                                                                         included in either index
                                                                         have market
                                                                         capitalizations between
                                                                         $69 million and $4.9
                                                                         billion. May invest in
                                                                         foreign securities. May
                                                                         invest in derivative
                                                                         instruments.

INVESTMENT ADVISER:        ING VP Value           Growth of capital.     Invests at least 65% of   Foreign markets risk,
ING Investments, LLC       Opportunity                                   assets in common          price volatility risk,
                           Portfolio                                     stocks. May invest in     securities lending risk,
PORTFOLIO MANAGER:                                                       companies of any size,    and value investing risk.
ING Investment Management                                                although it tends to
Co.                                                                      invest in the majority
                                                                         of its assets in
                                                                         companies with market
                                                                         capitalizations greater
                                                                         than $1 billion.
                                                                         Focuses on investing in
                                                                         securities of large
                                                                         companies which are
                                                                         included in the 500
                                                                         largest U.S. companies
                                                                         as measured by total
                                                                         revenues, net assets,
                                                                         cash flow or earnings,
                                                                         or the 1,000 largest
                                                                         companies as measured
                                                                         by equity market
                                                                         capitalization. Equity
                                                                         securities include
                                                                         common stocks and
                                                                         American Depositary
                                                                         Receipts. May invest
                                                                         the remaining 35% of
                                                                         assets in other types
                                                                         of securities including
                                                                         foreign securities and
                                                                         securities of smaller
                                                                         companies.

            DESCRIPTION AND RISK OF INSURANCE COMPANY FIXED CONTRACTS

     Insurance company fixed contracts are interest-paying contracts issued by insurance companies such as funding agreements, annuity contracts, and/or guaranteed investment contracts (collectively, "fixed contracts"). A fixed contract is backed and guaranteed by the general account of the issuing insurance company and generally guarantees the preservation of principal and crediting of interest income of fixed rates. Under some fixed contracts, the issuing insurer may, in its discretion, pay a rate of interest that is higher than the minimum amount guaranteed in the contract. The surrender value of fixed contracts that may be acquired by a Portfolio does not change with changes in prevailing interest rates. Accordingly, the value of a fixed contract is expected to be less volatile than a marketable bond.

     The Solution Portfolios may invest in fixed contracts issued by the Adviser or other insurance companies affiliated with ING Groep, N.V., subject to receipt of an order of exemption from the SEC. There can be no assurance that the SEC will grant this exemption. If the exemption is granted, it is expected that a Portfolio could acquire a fixed contract from ILIAC or an affiliate only if the guaranteed interest rate on the fixed contract is at least as favorable as the guaranteed rate on other fixed contracts with similar issue dates, similar services, similar withdrawal and transfer provisions, as other fixed contracts issued by the same insurer, and only if the fixed contract is not subject to any sales load, surrender charge, or market value adjustment.

     Purchasers of fixed contracts bear the credit risk of the issuing insurer's ability to pay interest and to return principal. If prevailing interest rates go up, unless the insurer increases any discretionary interest it pays, the purchaser of a fixed contract could be locked in to a below-market rate for the term of the fixed contract. An insurance company fixed contract may require a Portfolio to maintain a portion of the Portfolio's assets as a liquidity facility in high quality liquid debt securities such as U.S. government securities and short-term paper, and for redemptions to be paid from this liquidity facility before value is withdrawn from the fixed contract. The interest paid on the instruments held as a liquidity facility may be less than the rate paid under the fixed contract. It is expected that a fixed contract from an ING Groep, N.V. insurer would require such a liquidity facility.

                            MORE INFORMATION ON RISKS

     Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the Solution Portfolios:

-    ASSET ALLOCATION IS NO GUARANTEE AGAINST LOSS

     Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Solution Portfolios. Furthermore, the Adviser's allocation of a Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

     There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

     Assets will be allocated among asset classes and markets based on judgments made by the Adviser and the Consultant. There is a risk that a Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

-    PERFORMANCE OF THE UNDERLYING FUNDS WILL VARY

     The performance of the Solution Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

-    TEMPORARY DEFENSIVE POSITIONS

     A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect a Portfolio or Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio's or Underlying Fund's defensive investment position may not be effective in protecting its value.

-    CONFLICT OF INTEREST

     In making decisions on the allocation of the assets of the Solution Portfolios among the Underlying Funds, the Adviser is subject to several conflicts of interest because it serves as the investment adviser to the Solution Portfolios, and it or an affiliate serves as investment adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with the Adviser, while others do not. The Adviser also subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, the Adviser may believe that a redemption from an Underlying Fund will be harmful to that fund or to the Adviser or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, the Adviser may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a Solution Portfolio. With respect to a fixed contract issued by ILIAC or an affiliated insurer, ILIAC serves as the investment adviser to the Solution Portfolios, and is therefore subject to competing interests that have the potential to influence its decision making in connection with the selection of a fixed contract or its terms.

     The Adviser has informed the Fund's Board that it has developed an investment process using an investment committee to make sure that the Solution Portfolios are managed in the best interests of the shareholders of the Solution Portfolios. Nonetheless, investors bear the risk that the Adviser's allocation decisions may be affected by its conflicts of interest.

           RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

     Each Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:

     ACTIVE OR FREQUENT TRADING RISK An Underlying Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading generally involves greater expenses, including brokerage commissions and other transaction costs, which may have an adverse impact on an Underlying Fund's performance.

     ASSET ALLOCATION RISK Assets will be allocated among asset classes and markets based on judgments made by the Adviser and Consultant. There is a risk that a Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

     BANKING CONCENTRATION RISK The risks of concentrating in investments in the banking industry include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations).

     BORROWING AND LEVERAGE RISK An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in the Underlying Fund's return. Borrowing will cost the Underlying Fund interest expense and other fees. The cost of borrowing may reduce the Underlying Fund's return.

     CONCENTRATION RISK When an Underlying Fund invests primarily in securities of companies in a particular market industry, the Underlying Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

     CONVERTIBLE SECURITIES RISK The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

     CREDIT RISK An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

     CREDIT DERIVATIVES RISK Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

     CURRENCY RISK Exposure to foreign currencies may cause the value of an Underlying Fund to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

     DEBT SECURITIES RISK The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

     DEFENSIVE INVESTING RISK An Underlying Fund may invest a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when an Underlying Fund is investing for temporary defensive purposes, which could reduce the underlying returns.

     DEPOSITARY RECEIPT RISK An Underlying Fund may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

     DERIVATIVES RISK Loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Underlying Fund. An Underlying Fund investing in a derivative instrument could lose more than the principal amount invested.

     DIVERSIFICATION RISK Each Portfolio may invest in Underlying Funds that are considered "non-diversified." A non-diversified fund may invest in securities of a fewer number of issuers than diversified funds, which increases the risk that its value could go down because of poor performance of a single investment or a small number of investments.

     EMERGING GROWTH RISK An Underlying Fund's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Underlying Fund's net asset value and the value of your investment.

     EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging market countries are generally more volatile than the markets of developed countries with more

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     mature economies. All of the risks of investing in foreign securities described below are heightened when investing in emerging markets countries.

     EQUITY SECURITIES RISK Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

     FOREIGN MARKETS RISK Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Underlying Funds limit foreign investments to securities denominated in U.S. dollars. These Underlying Funds are generally not subject to the risk of changes in currency valuations.

     GEOGRAPHIC FOCUS RISK Certain Underlying Funds may invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. If an Underlying Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An Underlying Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

     GROWTH STOCK RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

     HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK Because certain Underlying Funds can invest in securities rated below investment grade, their credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Underlying Fund to sell them quickly at an acceptable price. These risks can reduce an Underlying Fund's share prices and the income it earns.

     INABILITY TO SELL SECURITIES RISK Securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

     INCOME RISK An Underlying Fund's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

     INDEX TRACKING RISK Certain Underlying Funds expect a close correlation between the performance of the portion of its assets allocated to stocks and that of an index in both rising and falling markets. The performance of the Underlying Fund's stock investments, however, generally will not be identical to that of the index because of the fees and expenses borne by the Underlying Fund and investor purchases and sales of Underlying Fund shares, which can occur daily.

     INDUSTRY FOCUS RISK To the extent that an Underlying Fund is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

     INITIAL PUBLIC OFFERING RISK Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Underlying Fund's asset base is relatively small. As assets grow, the effect of IPOs on the Underlying Fund's performance will not likely be as significant.

     INTEREST RATE RISK An Underlying Fund's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Underlying Fund will decline. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

     INVESTMENT STYLE RISK Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth

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     and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

     INVESTMENT BY FUNDS OF FUNDS. Each of the Underlying Funds' shares may be purchased by other investment companies, including funds of funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the LifeStyle Portfolios. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. ING Investments will monitor transactions by funds of funds and will attempt to minimize any adverse effects on the Underlying Funds and funds of funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940 or under the terms of an exemptive order granted by the SEC.

     INVESTMENT MODELS RISK The proprietary models used by an Underlying Fund's Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

     LARGE POSITIONS RISK An Underlying Fund may establish significant positions in companies which the Underlying Fund's Portfolio Manager has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Underlying Fund's net asset value. The Underlying Fund's returns may be more volatile than those of a less concentrated fund.

     LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's securities.

     LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. An Underlying Fund has the greatest exposure to liquidity risk due to its investments in foreign securities, derivatives, and securities with substantial market and credit risk.

     MANAGER RISK An Underlying Fund's Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no assurance that these will achieve the Underlying Fund's investment objective. The Underlying Fund's Portfolio Manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

     MARKET AND COMPANY RISK The value of the securities in which an Underlying Fund invests may decline due to changing economic, political or market conditions here or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company which issued the security.

     MARKET CAPITALIZATION RISK Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

     MARKET TRENDS RISK Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have broader investment style.

     MATURITY RISK The value of a debt security may change from the time it is issued to when it matures. The longer the period to maturity, the greater the potential for price fluctuation.

     MID-CAPITALIZATION COMPANY RISK Securities of mid-sized companies may be more volatile than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

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     MORTGAGE-RELATED SECURITIES RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

     OTHER INVESTMENT COMPANIES RISK The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the Investment Company Act of 1940 ("1940 Act"), an Underlying Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of an Underlying Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because an Underlying Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

     OVER-THE-COUNTER INVESTMENT RISK Equity securities that are traded over the counter may be more volatile than exchange-listed securities and an Underlying Fund may experience difficulty in purchasing or selling these securities at a fair price.

     PREPAYMENT OR CALL RISK Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

     The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.

     PRICE VOLATILITY RISK Equity securities have historically offered the potential for greater long-term growth than most fixed-income securities. However, they also tend to have larger and more frequent changes in price, which means there is a greater risk you could lose money over the short-term. The prices of equity securities change in response to many factors, including a company's historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The Underlying Funds may invest in large, medium or small companies. Large companies tend to have more stable prices than small or medium sized companies. Companies with small or medium capitalizations may be riskier and more suspectible to price swings. They may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.

     REAL ESTATE RISK Investments in issuers that are principally engaged in real estate, including REITs, may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risk). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increase the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. REITs may also be affected by tax and regulatory requirements.

     REPURCHASE AGREEMENT RISK Repurchase agreements involve the repurchase by the Underlying Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Underlying Fund might incur a loss. If the seller declares bankruptcy, the Underlying Fund might not be able to sell the collateral at the desired time.

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     RESTRICTED AND ILLIQUID SECURITIES RISK Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid and restricted securities investments involve the risk that the securities will not be able to be sold at the time desired.

     SECTOR ALLOCATION RISK An Underlying Fund's Portfolio Manager's expectations about the relative performance of the three principal sectors in which certain Underlying Fund's invest may be inaccurate and the Underlying Fund's returns might be less than other funds using similar strategies.

     SECTOR RISK When an Underlying Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Underlying Fund than it would on a fund that has securities representing a broader range of investments.

     SECURITIES LENDING RISK An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund.

     SHORT SALES RISK Certain Underlying Funds may make short sales, which involves selling a security the Underlying Fund does not own in anticipation that the security's price will decline. Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund.

     SMALL-CAPITALIZATION COMPANY RISK Investment in small-capitalization companies involves a substantial risk of loss. Small-capitalization companies and the market for their equity securities are more likely to be sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and in more limited volumes than securities of larger companies.

     SMALL- AND MID-CAPITALIZATION COMPANY RISK Investment in small- and mid-capitalization companies involves a substantial risk of loss. Small- and mid-capitalization companies and the market for their equity securities are more likely to be sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.

     SOVEREIGN DEBT RISK Certain Underlying Funds invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

     SPECIAL SITUATIONS RISK Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. An Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.

     STOCK RISK Stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.

     UNDERVALUED SECURITIES RISK Prices of securities react to the economic condition of the company that issued the security. An Underlying Fund's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. An Underlying Fund's Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

     U.S. GOVERNMENT SECURITIES RISK Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

     VALUE INVESTING RISK Certain Underlying Funds invest in "value" stocks. An Underlying Fund's Portfolio Manager may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what the Portfolio Manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Underlying Fund's relative performance may suffer.

     ZERO-COUPON RISK Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

                          MANAGEMENT OF THE PORTFOLIOS

     INVESTMENT ADVISER. ING Life Insurance and Annuity Company serves as the investment adviser for each of the Portfolios. The Adviser is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the SEC as an investment adviser. As of December 31, 2004, the Adviser managed over $7.1 billion in registered investment company assets. ING Life Insurance and Annuity Company is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

     The Adviser, subject to the supervision of the Board of Directors of the Fund (each a "Director" and collectively, "Directors"), acts as a "manager-of-managers" for the Fund, and oversees the Fund's day-to-day operations. The Adviser may also recommend the appointment of additional or replacement sub-advisers to the Fund's Directors. The Fund and the Adviser have received exemptive relief from the SEC that permits the Adviser and the Fund to add or terminate sub-advisers without shareholder approval. For the fiscal year ended December 31, 2004, the Adviser received no advisory fees as the Solution Portfolios had not commenced operations. Effective May 1, 2005, the Solution Portfolios will pay an advisory fee equal to 0.10% of each Portfolio's daily net assets.

     The Adviser is responsible for all of its own costs, including the costs of the Adviser's personnel required to carry out its investment advisory duties.

     The Adviser, and not the Solution Portfolios, pays the Consultant a consulting fee equal to the following percentages based on each Portfolio's average daily net assets:

        0.03% of the first $500 million
        0.025% of the next $500 million
        0.02% of the next $1 billion
        0.01% of amounts over $2 billion.

     For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Solution Portfolios' Statement of Additional Information.

     The Adviser or ING Financial Advisers, LLC ("Distributor"), out of its own resources may pay additional compensation to affiliated and non-affiliated insurance companies that offer variable life and variable annuity contracts ("Variable Contracts") for which the Solution Portfolios serve as underlying investment options, based upon an annual percentage of the average net assets held in the Solution Portfolios by those companies. The Adviser and Distributor may pay this compensation for administrative, record keeping or other services that insurance companies provide to the Solution Portfolios. These payments may also provide incentive, or other payments may be made as an incentive for insurance companies to make the Solution Portfolios available through the Variable Contracts issued by the insurance company. These additional payments are not disclosed in the Portfolio Fees and Expenses table in this Prospectus, and do not increase, directly or indirectly, the fees and expenses payable by a Portfolio. The Adviser and Distributor do not receive any separate fees from the Solution Portfolios for making these payments.

     More particularly, the Adviser may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if the Portfolio sells to Qualified Plans. The Adviser has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; Southland Life Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which

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     the companies generally receive a fee equal to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Portfolios through these insurers, for administrative services provided to the Solution Portfolios. During the year ended December 31, 2004, the Adviser made no payments pursuant to such arrangements with these insurance companies.

     The insurance companies through which investors hold shares of the Solution Portfolios also may pay fees in connection with the distribution of Variable Contracts and for services provided to contract owners and/or Qualified Plan participants. Investors should consult the prospectus and statement of additional information ("SAI") for their Variable Contracts for a discussion of these payments.

-    INVESTMENT COMMITTEE

     An Investment Committee of the Adviser reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and determines the asset allocations for the Portfolios.The Investment Committee is responsible for the day-to-day management of the Solution Portfolios. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations.

     The members of the Investment Committee are: Marc Boisvert, William A. Evans, Shaun P. Mathews, Jeffery Stout, Laurie M. Tillinghast and Stan Vyner.

     The SAI provides additional information about each Investment Committee member's compensation, other funds overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Portfolios.

-    INFORMATION ABOUT THE CONSULTANT

     The Consultant is an indirect wholly-owned subsidiary of ING Groep N.V. and an affiliate of the Adviser. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides a customizable approach which can meet the unique needs of their clients; investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk within a Portfolio; a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.

-    PORTFOLIO DISTRIBUTION

     Each Portfolio is distributed by ING Financial Advisers, LLC a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                             SHAREHOLDER INFORMATION

-    CLASSES OF SHARES

     The Fund offers three classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only I Class shares are offered through this prospectus.

- HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

     ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Solution Portfolios' investment adviser or distributor, out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Solution Portfolios by those companies. The Solution Portfolios' investment adviser and distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Solution Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

     The distributing broker-dealer for the Solution Portfolios is ING Financial Advisers, LLC. ING Financial Advisers, LLC has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Solution Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the investment adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

     The investment adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Solution Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

     The insurance companies through which investors hold shares of the Solution Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Solution Portfolios, the investment adviser, or the distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

     Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

-    COMBINATION WITH ING SOLUTION INCOME PORTFOLIO

     When ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio reaches their respective Target Date, they may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Fund's Board determines that combining such Portfolio with the ING Solution Income Portfolio would be in the best interests of the Portfolios and their shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio's Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.

-    NET ASSET VALUE

     The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Solutions Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

     The NAVs of the Solution Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Portfolio invests in other registered investment companies, the Portfolio's NAV or Underlying Fund's is calculated based on the current NAV of the registered investment company in which the Portfolio invests.

     Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem a Portfolio's or Underlying Fund's shares.

     When market quotations are not available or are deemed unreliable, the Portfolio Manager to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

     - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;
     -  Securities of an issuer that has entered into a restructuring;
     -  Securities whose trading has been halted or suspended;
     - Fixed-income securities that have gone into default and for which there is not current market value quotation; and
     -  Securities that are restricted as to transfer or resale.

     Each Portfolio Manager to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Portfolio Manager makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

     When an insurance company or Qualified Plan buys shares of the Solution Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Solution Portfolios buys shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

-    PRICING OF PORTFOLIO SHARES

     Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by Market Close. The Solution Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Solution Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

-    PURCHASE AND REDEMPTION OF SHARES

     Each Portfolio is available to serve as an investment option through variable annuity and variable life insurance separate accounts and Qualified Plans outside the separate account context. The Solution Portfolios also may be made available to custodial accounts, certain investment advisers and their affiliates, management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plan, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Solution Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

     The Solution Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations revenue ruling or private letter ruling issued by the Internal Revenue Service. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies or other permitted investors, for which the Solution Portfolios serve as an investment medium might at some time be in conflict because of differences in tax treatment or other considerations. The Solution Portfolios' Board intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Solution Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

     The Solution Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

     Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Solution Portfolios as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

-    FREQUENT TRADING - MARKET TIMING

     The Solution Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Solution Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

     The Solution Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Solution Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

     The Solution Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Solution Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Solution Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Solution Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Solution Portfolios' performance.

     Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Fund based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund does not accurately value securities, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.

     Although the policies and procedures known to the Solution Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing traders in the Solution Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of a Portfolio's shareholders.

-    PORTFOLIO HOLDINGS DISCLOSURE POLICY

     A description of the Solution Portfolios' policies and procedures with respect to the disclosure of the Solutions Portfolios' portfolio securities is available in the SAI. Each Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the Portfolio will post the quarter ending June 30 holdings on August 1). Each Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolios' website until the Solution Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Solution Portfolios' website is located at www.ingfunds.com.

-    DIVIDENDS

     Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

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-    TAX MATTERS

     Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

     Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts. Specifically, each Portfolio intends to diversify it investments either directly and/or through the Underlying Funds' investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

     If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarily, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Solutions Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

-    REPORTS TO SHAREHOLDERS

     The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

-    CUSTODIAN

     The Bank of New York Company, Inc. One Wall Street, New York, NY 10286, serves as Custodian of the Fund's securities and cash. The Custodian also is responsible for safekeeping the Fund's assets and for portfolio accounting services for the Solution Portfolios.

-    LEGAL COUNSEL

     Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

-    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP serves as an independent registered public accounting firm for the Solution Portfolios. KPMG LLP is located at 99 High Street, Boston, MA 02110.

                              FINANCIAL HIGHLIGHTS

     Financial highlights are not provided for the Solution Portfolios as the Portfolios had not commenced operations as of the date of this Prospectus.

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                               ING PARTNERS, INC.
                              151 FARMINGTON AVENUE
                             HARTFORD, CT 06156-8962

     For investors who want more information about the Fund, the following documents are available free upon request:

     - STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated April 29, 2005, contains more detailed information about the Fund and is incorporated by reference into (made legally a part of) this prospectus.

     - ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments will be available in the Fund's semi-annual reports to shareholders on or about September 1, 2005 and in the Fund's annual report to shareholders on or about March 1, 2006. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     For a free copy of the SAI or the Fund's annual and semi-annual reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.

     The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

                                        Investment Company Act File No. 811-8319

                                         PROSPECTUS - SERVICE CLASS ("S CLASS")

APRIL 29, 2005                                       ADVISER CLASS ("ADV CLASS")
--------------------------------------------------------------------------------

                               ING PARTNERS, INC.

     ING Partners, Inc. ("Fund") is a mutual fund authorized to issue multiple series of shares. This Prospectus is designed to help you make informed decisions about investments in the ING Solution Portfolios listed below (each a "Portfolio" and collectively, the "Solution Portfolios"), which first began offering shares on April 29, 2005. Each Portfolio seeks to achieve its investment objective by investing in other ING Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds. ING Life Insurance and Annuity Company serves as the investment adviser of each Portfolio. Not all Portfolios are offered in this Prospectus.

     The Fund's five Portfolios are:

     -  ING SOLUTION INCOME PORTFOLIO

     -  ING SOLUTION 2015 PORTFOLIO

     -  ING SOLUTION 2025 PORTFOLIO

     -  ING SOLUTION 2035 PORTFOLIO

     -  ING SOLUTION 2045 PORTFOLIO

     Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

     Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates and other management investment companies.

     NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.

     THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE SOLUTION PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE SOLUTION PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.

     AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending any money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Solution Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

    TABLE OF CONTENTS

                                                                           PAGE
Introduction                                                                1

Description of the Solution Portfolios                                      3

Portfolio Summaries

ING Solution Income Portfolio                                               4

ING Solution 2015 Portfolio                                                 5

ING Solution 2025 Portfolio                                                 6

ING Solution 2035 Portfolio                                                 7

ING Solution 2045 Portfolio                                                 8

Portfolio Fees and Expenses                                                 9

More Information on Investment Strategies                                  13

Description of the Investment Objectives,
Main Investments and Risks of the Underlying Funds                         14

More Information on Risks                                                  25

Management of the Portfolios                                               31

Portfolio Distribution                                                     32

Shareholder Information                                                    32

Financial Highlights                                                       37

                                  INTRODUCTION

-    AN INTRODUCTION TO THE SOLUTION PORTFOLIOS

     The Solution Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

     The Solution Portfolios invest primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More Information on Investment Strategies" on page 13 and "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 14 of this Prospectus.

     Although each Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because each Portfolio may invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Solution Portfolios in the context of your personal financial situation, investment objectives and other investments.

     Shares of the Solution Portfolios may be offered to variable annuity and variable life insurance separate accounts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates and other management investment companies.

     This Prospectus explains the investment objective, strategies and risks of each of the Solution Portfolios offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

-    AN INTRODUCTION TO THE ASSET ALLOCATION PROCESS

     ING Life Insurance and Annuity Company ("ILIAC" or "Adviser") is the investment adviser of each Portfolio. The Adviser is an indirect, wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.

     ING Investment Management Co. ("Consultant") is a consultant to the Adviser. Both the Adviser and the Consultant are wholly-owned indirect subsidiaries of ING Groep, N.V. The Adviser and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds, called Solution Portfolios that will be constructed and managed in accordance with the following processes:

     The Adviser uses an asset allocation process to determine each Portfolio's investment mix. This asset allocation process can be described as follows:

     1. In the first stage, the mix of asset classes (I.E., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mix of asset classes arrived at for the Solution Portfolios is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

     2. The Consultant will also provide tactical allocation recommendations to the Adviser, to overweight certain sub-asset classes and style tilts within the Target Allocations, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable the Adviser to shift into those sub-asset classes that are expected to outperform under certain market conditions. The Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Adviser quarterly or as warranted by market conditions.

     3. The Target Allocations may be changed at any time by the Adviser. For the Solution 2015 Portfolio, the Solution 2025 Portfolio, the Solution 2035 Portfolio and the Solution 2045 Portfolio, over time, the allocations within the Target Allocations will change at specific intervals to some predefined new Target Allocation mix that is more conservative (I.E., has reduced allocations to equity securities). Each Portfolio is designed primarily for long-term investors in tax-advantaged accounts. With the exception of the Solution Income Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date ("Target Date") as follows:
          2045, 2035, 2025 and 2015. For example, investors looking to retire in or near the year 2045 would likely choose the Solution 2045 Portfolio and the mix of this Portfolio would migrate toward that of the Solution 2035 Portfolio in 10 years time, the Solution 2025 Portfolio in 20 years time, the Solution 2015 Portfolio in 30 years time and finally combine with the Solution Income Portfolio after 40 years or about 2045. The

          Solution Income Portfolio is for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon. In summary, for the Solution 2015 Portfolio, the Solution 2025 Portfolio, the Solution 2035 Portfolio and the Solution 2045 Portfolio, the mix of investments in the Target Allocations will change over time and are expected to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

     The Investment Committee of the Adviser will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for each Portfolio, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

     A Portfolio's stated investment objective is non-fundamental and may be changed by the Fund's Board of Directors ("Board") without the approval of shareholders.

                     DESCRIPTION OF THE SOLUTION PORTFOLIOS

-    SOLUTION PORTFOLIOS AT A GLANCE

     The following table summarizes the investment objective, target asset mix, target sub-asset class mix, and main risks of each Portfolio, and it is intended to help you make comparisons among the Solution Portfolios. As with all mutual funds, there can be no assurance that the Solution Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 4.


                                ING SOLUTION           ING SOLUTION         ING SOLUTION         ING SOLUTION        ING SOLUTION
                              INCOME PORTFOLIO        2015 PORTFOLIO       2025 PORTFOLIO       2035 PORTFOLIO      2045 PORTFOLIO
                           ----------------------- -------------------- -------------------- -------------------- ------------------
INVESTMENT ADVISER         ING Life Insurance      ING Life Insurance   ING Life Insurance   ING Life Insurance   ING Life Insurance
                           and Annuity Company     and Annuity          and Annuity          and Annuity          and Annuity
                                                   Company              Company              Company              Company

INVESTMENT PROFILE         You are within 5        You plan to retire   You plan to retire   You plan to retire   You plan to retire
                           years of your           or reach your        or reach your        or reach your        or reach your
                           retirement years or     financial goal       financial goal       financial goal       financial goal
                           your financial goal     target date          target date          target date          target date
                           target date.            between 2011 and     between 2021 and     between 2031 and     between 2041 and
                                                   2020.                2030.                2040.                2050.

     SHORTER INVESTMENT HORIZON   < ------------------------------------------------------------- >   LONGER INVESTMENT HORIZON

INVESTMENT OBJECTIVE       A combination of        Until the day        Until the day        Until the day        Until the day
                           total return and        prior to its         prior to its         prior to its         prior to its
                           stability of            Target Date, the     Target Date, the     Target Date, the     Target Date, the
                           principal consistent    Portfolio will       Portfolio will       Portfolio will       Portfolio will
                           with an asset           seek to provide      seek to provide      seek to provide      seek to provide
                           allocation targeted     total return         total return         total return         total return
                           to retirement.          consistent with an   consistent with an   consistent with an   consistent with an
                                                   asset allocation     asset allocation     asset allocation     asset allocation
                                                   targeted at          targeted at          targeted at          targeted at
                                                   retirement in        retirement in        retirement in        retirement in
                                                   approximately        approximately        approximately        approximately
                                                   2015. On the         2025. On the         2035. On the         2045. On the
                                                   Target Date, the     Target Date, the     Target Date, the     Target Date, the
                                                   investment           investment           investment           investment
                                                   objective will be    objective will be    objective will be    objective will be
                                                   to seek to provide   to seek to provide   to seek to provide   to seek to provide
                                                   a combination of     a combination of     a combination of     a combination of
                                                   total return and     total return and     total return and     total return and
                                                   stability of         stability of         stability of         stability of
                                                   principal            principal            principal            principal
                                                   consistent with an   consistent with an   consistent with an   consistent with an
                                                   asset allocation     asset allocation     asset allocation     asset allocation
                                                   targeted to          targeted to          targeted to          targeted to
                                                   retirement.          retirement.          retirement.          retirement.

TARGET ASSET MIX (AS OF    A combination of        A combination of     A combination of     A combination of     A combination of
APRIL 29, 2005)            Underlying Funds        Underlying Funds     Underlying Funds     Underlying Funds     Underlying Funds
                           according to a fixed    according to a       according to a       according to a       according to a
                           formula that over       fixed formula that   fixed formula that   fixed formula that   fixed formula that
                           time should reflect     over time should     over time should     over time should     over time should
                           an allocation of        reflect an           reflect an           reflect an           reflect an
                           approximately 20% in    allocation of        allocation of        allocation of        allocation of
                           equity securities and   approximately 45%    approximately 65%    approximately 80%    approximately 90%
                           80% in fixed-income     in equity            in equity            in equity            in equity
                           securities and cash     securities and 55%   securities and 35%   securities and 20%   securities and 10%
                           equivalents             in fixed-income      in fixed-income      in fixed-income      in fixed-income
                                                   securities and       securities and       securities and       securities and
                                                   cash equivalents     cash equivalents     cash equivalents     cash equivalents

                                ING SOLUTION           ING SOLUTION         ING SOLUTION         ING SOLUTION        ING SOLUTION
                              INCOME PORTFOLIO        2015 PORTFOLIO       2025 PORTFOLIO       2035 PORTFOLIO      2045 PORTFOLIO
                           ----------------------- -------------------- -------------------- -------------------- ------------------
TARGET SUB-ASSET CLASS MIX U.S. Large Cap          U.S. Large           U.S. Large           U.S. Large Cap       U.S. Large
(AS OF APRIL 29, 2005)(1)   Blend           17%     Cap Blend    12%     Cap Blend     10%    Blend           10%  Cap Blend     10%
                           U.S. Large Cap          U.S. Large           U.S. Large           U.S. Large Cap       U.S. Large
                            Growth           0%     Cap Growth   12%     Cap Growth    17%    Growth          24%  Cap Growth    27%
                           U.S. Large Cap          U.S. Large           U.S. Large           U.S. Large Cap       U.S. Large
                            Value            0%     Cap Value     7%     Cap Value     12%    Value           16%  Cap Value     18%
                           U.S. Mid Cap      0%    U.S. Mid Cap   0%    U.S. Mid Cap    3%   U.S. Mid Cap      4% U.S. Mid Cap    5%
                           U.S. Small Cap    0%    U.S. Small Cap 0%    U.S. Small Cap  6%   U.S. Small Cap    8% U.S. Small Cap 10%
                           Non-U.S./               Non-U.S./            Non-U.S./            Non-U.S./            Non-U.S./
                            International    3%     International 9%     International 12%    International   13%  International 15%
                           Real Estate       0%    Real Estate    5%    Real Estate     5%   Real Estate       5% Real Estate     5%
                           Intermediate            Intermediate         Intermediate         Intermediate         Intermediate
                            -Term Bond      45%     -Term Bond   30%     -Term Bond    22%    -Term Bond      20%  -Term Bond    10%
                           High Yield Bond  10%    High Yield           High Yield           High Yield Bond   0% High Yield Bond 0%
                                                    Bond         10%     Bond           3%
                           Short-Term Bond   0%    Short-Term           Short-Term           Short-Term Bond   0% Short-Term Bond 0%
                                                    Bond          0%     Bond           0%
                           Insurance               Insurance            Insurance            Insurance            Insurance
                            Company Fixed           Company Fixed        Company Fixed        Company Fixed        Company Fixed
                            Contracts       25%(2)  Contracts    15%(2)  Contracts     10%(2) Contracts        0%  Contracts      0%

          LOWER RISK              < -------------------------------------------------------------- >              HIGHER RISK

MAIN RISKS                 Asset allocation        Asset allocation     Asset allocation     Asset allocation     Asset allocation
THE SOLUTION PORTFOLIOS    risk, credit risk,      risk, credit risk,   risk, credit risk,   risk, credit risk,   risk, credit risk,
ARE EXPOSED TO THE SAME    foreign markets risk,   foreign markets      foreign markets      foreign markets      foreign markets
RISKS AS THE UNDERLYING    high-yield, lower       risk, high-yield,    risk, high-yield,    risk, interest       risk, interest
FUNDS IN DIRECT PROPORTION grade debt securities   lower grade debt     lower grade debt     rate risk, market    rate risk, market
TO THE ALLOCATION OF       risk, interest rate     securities risk,     securities risk,     and company risk,    and company risk,
ASSETS AMONG UNDERLYING    risk, market and        interest rate        interest rate        other investment     other investment
FUNDS. AN INVESTOR MAY     company risk, other     risk, market and     risk, market and     companies risk,      companies risk,
LOSE MONEY IN EACH         investment companies    company risk,        company risk,        prepayment or call   prepayment or call
PORTFOLIO.                 risk and prepayment     other investment     other investment     risk, real estate    risk, real estate
                           or call risk            companies risk,      companies risk,      risk and small-      risk and small-
                                                   prepayment or call   prepayment or call   capitalization       capitalization
                                                   risk and real        risk, real estate    company risk         company risk
                                                   estate risk          risk and
                                                                        small-capitalization
                                                                        company risk


(1) Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

(2) No amounts will be allocated to insurance company fixed contracts until the SEC grants exemptive relief permitting investment in insurance company fixed contract issued by insurance companies that are affiliated with ING Groep, N.V. There can be no assurance that such relief will be granted. Please see the more detailed description that follows for each Portfolio for information on the approximate target allocations in the absence of exemptive relief.

                          ING SOLUTION INCOME PORTFOLIO

-    INVESTMENT OBJECTIVE

     Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire soon or are already retired. The Portfolio also invests a portion of its assets in insurance company fixed contracts.

     The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

          U.S. Large-Capitalization Stocks--Blend                             17%
          U.S. Large-Capitalization Stocks--Growth                             0%
          U.S. Large-Capitalization Stocks--Value                              0%
          U.S. Mid-Capitalization Stocks                                       0%
          U.S. Small-Capitalization Stocks                                     0%
          Non-U.S./International Stocks                                        3%
          Real Estate Stocks                                                   0%
          Intermediate-Term Bonds                                             45%
          High Yield Bonds                                                    10%
          Short-Term Bonds                                                     0%*
          Insurance Company Fixed Contracts                                   25%*


     * No amounts will be allocated to insurance company fixed contracts until the SEC grants exemptive relief permitting investment in the insurance company fixed contracts. There can be no assurance that such relief will be granted. In the absence of that relief the approximate target allocation to short-term bonds would be 25%. The allocated amount includes a portion of the Portfolio's assets held as a liquidity facility in order to satisfy certain conditions required under the terms of an insurance company fixed contract (see Description and Risk of Insurance Company Fixed Contracts).

     The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The investment strategy used may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                              FOREIGN MARKETS RISK
                  HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                        OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK

     If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 13, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 14 and "More Information on Risks" on page 25 of this Prospectus.

-    PORTFOLIO PERFORMANCE

     The value of your shares in the Portfolio will fluctuate depending on the Portfolio's performance. The Portfolio had not commenced operations as of the date of the Prospectus. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2015 PORTFOLIO

-    INVESTMENT OBJECTIVE

     Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2015. The Portfolio also invests a portion of its assets in insurance company fixed contracts.

     The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

          U.S. Large-Capitalization Stocks--Blend/Core                        12%
          U.S. Large-Capitalization Stocks--Growth                            12%
          U.S. Large-Capitalization Stocks--Value                              7%
          U.S. Mid-Capitalization Stocks                                       0%
          U.S. Small-Capitalization Stocks                                     0%
          Non-U.S./International Stocks                                        9%
          Real Estate Stocks                                                   5%
          Intermediate-Term Bonds                                             30%*
          High Yield Bonds                                                    10%
          Short-Term Bonds                                                     0%
          Insurance Company Fixed Contracts                                   15%*

     * No amounts will be allocated to insurance company insurance company fixed contracts until the SEC grants exemptive relief permitting investment by the Portfolio in insurance company fixed contracts. There can be no assurance that such relief will be granted. In the absence of that relief the approximate target allocation to intermediate-term bonds would be 45%. The allocated amount includes a portion of the Portfolio's assets held as a liquidity facility in order to satisfy certain conditions required under the terms of an insurance company fixed contract (see Description and Risk of Insurance Company Fixed Contracts).

     The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The investment strategy used may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                              FOREIGN MARKETS RISK
                  HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK

     If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 13, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 14 and "More Information on Risks" on page 25 of this Prospectus.

-    PORTFOLIO PERFORMANCE

     The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The Portfolio had not commenced operations as of the date of the Prospectus. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2025 PORTFOLIO

-    INVESTMENT OBJECTIVE

     Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2025. The Portfolio also invests a portion of its assets in insurance company fixed contracts.

     The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

          U.S. Large-Capitalization Stocks--Blend/Core                        10%
          U.S. Large-Capitalization Stocks--Growth                            17%
          U.S. Large-Capitalization Stocks--Value                             12%
          U.S. Mid-Capitalization Stocks                                       3%
          U.S. Small-Capitalization Stocks                                     6%
          Non-U.S./International Stocks                                       12%
          Real Estate Stocks                                                   5%
          Intermediate-Term Bonds                                             20%*
          High Yield Bonds                                                    22%*
          Short-Term Bonds                                                     3%*
          Insurance Company Fixed Contracts                                   10%*

     * No amounts will be allocated to insurance company fixed contracts until the SEC grants exemptive relief permitting investment by the Portfolio in insurance company fixed contracts. There can be no assurance that such relief will be granted. In the absence of that relief the approximate target allocation to intermediate-term bonds, high-yield bonds, and short-term bonds would be 30%, 5%, and 0%, respectively. The allocated amount includes a portion of the Portfolio's assets held as a liquidity facility in order to satisfy certain conditions required under the terms of an insurance company fixed contract (see Description and Risk of Insurance Company Fixed Contracts).

     The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The investment strategy used may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                              FOREIGN MARKETS RISK
                  HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK

     If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 13, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 14 and "More Information on Risks" on page 25 of this Prospectus.

-    PORTFOLIO PERFORMANCE

     The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The Portfolio had not commenced operations as of the date of the Prospectus. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2035 PORTFOLIO

-    INVESTMENT OBJECTIVE

     Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2035.

     The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

          U.S. Large-Capitalization Stocks--Blend/Core                        10%
          U.S. Large-Capitalization Stocks--Growth                            24%
          U.S. Large-Capitalization Stocks--Value                             16%
          U.S. Mid-Capitalization Stocks                                       4%
          U.S. Small-Capitalization Stocks                                     8%
          Non-U.S./International Stocks                                       13%
          Real Estate Stocks                                                   5%
          Intermediate-Term Bonds                                             20%
          High Yield Bonds                                                     0%
          Short-Term Bonds                                                     0%
          Insurance Company Fixed Contracts                                    0%

     The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The investment strategy used may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK

     If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 13, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 14 and "More Information on Risks" on page 25 of this Prospectus.

-    PORTFOLIO PERFORMANCE

     The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The Portfolio had not commenced operations as of the date of the Prospectus. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                            ING INCOME 2045 PORTFOLIO

-    INVESTMENT OBJECTIVE

     Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire in 2045.

     The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.

          U.S. Large-Capitalization Stocks--Blend/Core                        10%
          U.S. Large-Capitalization Stocks--Growth                            27%
          U.S. Large-Capitalization Stocks--Value                             18%
          U.S. Mid-Capitalization Stocks                                       5%
          U.S. Small-Capitalization Stocks                                    10%
          Non-U.S./International Stocks                                       15%
          Real Estate Stocks                                                   5%
          Intermediate-Term Bonds                                             10%
          High Yield Bonds                                                     0%
          Short-Term Bonds                                                     0%
          Insurance Company Fixed Contracts                                    0%

     The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

     The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The investment strategy used may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                              FOREIGN MARKETS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK

     If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 13, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 14 and "More Information on Risks" on page 25 of this Prospectus.

-    PORTFOLIO PERFORMANCE

     The value of your shares will fluctuate depending on the Portfolio's investment performance. The Portfolio had not commenced operations as of the date of the Prospectus. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           PORTFOLIO FEES AND EXPENSES

     The information that follows shows the fees and expenses you pay if you buy and hold shares of a Portfolio. "Direct Annual Portfolio Operating Expenses" shows the net operating expenses paid directly by each Portfolio. "Indirect Annual Operating Expenses" shows the net operating expenses of each Underlying Fund. Shareholders of a Portfolio will indirectly bear the expenses of an Underlying Fund based upon the percentage of a Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio's allocation to that Underlying Fund, will vary from year to year, the expenses paid by a Portfolio may vary from year to year.

     Shareholders who acquire portfolio shares through a Qualified Plan or insurance company separate account should refer to the applicable plan document, contract prospectus, prospectus summary or disclosure statement for a description of additional charges that may apply.

     SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) The Solution Portfolios do not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the Solution Portfolios.

                                 S CLASS SHARES

                   DIRECT ANNUAL PORTFOLIO OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                             OTHER EXPENSES(1)                                         TOTAL NET
                                                        --------------------------      TOTAL                            ANNUAL
                             MANAGEMENT   DISTRIBUTION     ADMIN.     SHAREHOLDER     OPERATING       WAIVERS AND      OPERATING
  PORTFOLIO                     FEES      (12b-1) FEES  SERVICES FEE  SERVICES FEE    EXPENSES     REIMBURSEMENTS(2)    EXPENSES
  ---------                  ----------   ------------  ------------  ------------   -----------   -----------------   -----------
     ING Solution Income       0.10%           -            0.02%         0.25%          0.37%         0.00%               0.37%
     ING Solution 2015         0.10%           -            0.02%         0.25%          0.37%         0.00%               0.37%
     ING Solution 2025         0.10%           -            0.02%         0.25%          0.37%         0.00%               0.37%
     ING Solution 2035         0.10%           -            0.02%         0.25%          0.37%         0.00%               0.37%
     ING Solution 2045         0.10%           -            0.02%         0.25%          0.37%         0.00%               0.37%

----------
     (1)  Based on estimated expenses for the current fiscal year.

     (2) The Adviser has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the Solution Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the Adviser within three years. The amount of each Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers and Reimbursements." The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement.

                                ADV CLASS SHARES

                   DIRECT ANNUAL PORTFOLIO OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                             OTHER EXPENSES(1)                                         TOTAL NET
                                                        --------------------------      TOTAL                            ANNUAL
                             MANAGEMENT   DISTRIBUTION     ADMIN.     SHAREHOLDER     OPERATING       WAIVERS AND      OPERATING
  PORTFOLIO                     FEES      (12b-1) FEES  SERVICES FEE  SERVICES FEE    EXPENSES     REIMBURSEMENTS(2)    EXPENSES
  ---------                  ----------   ------------  ------------  ------------   -----------   -----------------   -----------
     ING Solution Income       0.10%          0.25%         0.02%          0.25%         0.62%         0.00%               0.62%
     ING Solution 2015         0.10%          0.25%         0.02%          0.25%         0.62%         0.00%               0.62%
     ING Solution 2025         0.10%          0.25%         0.02%          0.25%         0.62%         0.00%               0.62%
     ING Solution 2035         0.10%          0.25%         0.02%          0.25%         0.62%         0.00%               0.62%
     ING Solution 2045         0.10%          0.25%         0.02%          0.25%         0.62%         0.00%               0.62%

----------
     (1)  Based on estimated expenses for the current fiscal year.

     (2) The Adviser has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the Solution Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the Adviser within three years. The amount of each Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers and Reimbursements." The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement.

                       INDIRECT ANNUAL OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

     In addition to the expenses of each Portfolio discussed above, shareholders in each Portfolio will indirectly bear the proportionate expenses in an amount equal to the expenses of the Institutional Class shares of the Underlying Funds. Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the expenses of Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund (with the exception of ING Marsico International Opportunities, ING Pioneer Fund and ING Pioneer Mid Cap Value Portfolios) as of December 31, 2004. Expenses are estimated for ING Marsico International Opportunities, ING Pioneer Fund and ING Pioneer Mid Cap Value Portfolios as the Portfolios had not yet commenced operations as of the date of this Prospectus.

                                                                                   TOTAL ANNUAL
                                                                                     OPERATING       FEE WAIVER BY    NET OPERATING
     UNDERLYING FUNDS                                                                EXPENSES           ADVISER          EXPENSES
     ----------------                                                              ------------      -------------    -------------
        ING AIM Mid Cap Growth Portfolio                                                 0.67%              -             0.67%
        ING Alliance Mid Cap Growth Portfolio                                            0.78%              -             0.78%
        ING American Century Large Company Value Portfolio                               1.00%              -             1.00%
        ING American Century Select Portfolio                                            0.66%              -             0.66%
        ING American Century Small Cap Value Portfolio                                   1.40%          (0.10)%           1.30%
        ING Baron Small Cap Growth Portfolio                                             1.25%          (0.05)%           1.20%
        ING Capital Guardian Small/Mid Cap Portfolio                                     0.67%              -             0.67%
        ING Capital Guardian U.S. Equities Portfolio                                     0.75%              -             0.75%
        ING Evergreen Omega Portfolio                                                    0.60%              -             0.60%
        ING FMR(SM) Diversified Mid Cap Portfolio                                        0.76%              -             0.76%
        ING Fundamental Research Portfolio                                               0.80%              -             0.80%
        ING Goldman Sachs(R) Capital Growth Portfolio                                    1.05%              -             1.05%
        ING Goldman Sachs(R) Core Equity Portfolio                                       0.90%              -             0.90%
        ING Janus Contrarian Portfolio                                                   0.81%              -             0.81%
        ING Jennison Equity Opportunities Portfolio                                      0.67%              -             0.67%
        ING JPMorgan Fleming International Portfolio                                     1.00%              -             1.00%
        ING JPMorgan Mid Cap Value Portfolio                                             1.10%              -             1.10%
        ING JPMorgan Small Cap Equity Portfolio                                          0.90%          (0.03)%           0.87%
        ING Julius Baer Foreign Portfolio                                                0.96%              -             0.96%
        ING Legg Mason Value Portfolio                                                   0.81%              -             0.81%
        ING Limited Maturity Bond Portfolio                                              0.28%              -             0.28%
        ING Marisco Growth Portfolio                                                     0.78%              -             0.78%
        ING Marisco International Opportunities Portfolio                                0.71%          (0.03)%           0.68%
        ING Mercury Focus Value Portfolio                                                0.80%          (0.05)%           0.75%
        ING Mercury Large Cap Growth Portfolio                                           0.80%          (0.05)%           0.75%
        ING MFS Capital Opportunities Portfolio                                          0.90%              -             0.90%
        ING MFS Mid Cap Growth Portfolio                                                 0.64%              -             0.64%
        ING Oppenheimer Main Street Portfolio(R)                                         0.64%              -             0.64%
        ING Oppenheimer Strategic Income Portfolio                                       0.54%              -             0.54%
        ING PIMCO High Yield Portfolio                                                   0.49%              -             0.49%
        ING PIMCO Total Return Portfolio                                                 0.85%              -             0.85%
        ING Pioneer Fund Portfolio                                                       0.76%              -             0.76%
        ING Pioneer Mid Cap Value Portfolio                                              0.76%              -             0.76%
        ING Salomon Brothers Aggressive Growth Portfolio                                 0.82%              -             0.82%
        ING Salomon Brothers Fundamental Value Portfolio                                 1.10%              -             1.10%
        ING Salomon Brothers Investors Portfolio                                         0.75%              -             0.75%

                                                                                   TOTAL ANNUAL      FEE WAIVER/
                                                                                     OPERATING        RECOUPMENT      NET OPERATING
     UNDERLYING FUNDS                                                                EXPENSES         BY ADVISER         EXPENSES
     ----------------                                                              ------------      -------------    -------------
        ING Salomon Brothers Large Cap Growth Portfolio                                  0.87%              -             0.87%
        ING T. Rowe Diversified Mid Cap Growth Portfolio                                 0.66%              -             0.66%
        ING T. Rowe Price Growth Equity Portfolio                                        0.75%              -             0.75%
        ING T. Rowe Price Equity Income Portfolio                                        0.67%              -             0.67%
        ING UBS U.S. Large Cap Equity Portfolio                                          0.85%              -             0.85%
        ING Van Kampen Comstock Portfolio                                                0.95%          (0.07)%           0.88%
        ING Van Kampen Equity Growth Portfolio                                           0.65%              -             0.65%
        ING Van Kampen Real Estate Portfolio                                             0.67%              -             0.67%
        ING VP Disciplined LargeCap Portfolio                                            0.98%          (0.08)%           0.90%
        ING VP Growth and Income Portfolio                                               0.58%              -             0.58%
        ING VP Growth Portfolio                                                          0.69%              -             0.69%
        ING VP High Yield Bond Portfolio                                                 0.88%          (0.07)%           0.81%
        ING VP Index Plus LargeCap Portfolio                                             0.44%              -             0.44%
        ING VP Index Plus MidCap Portfolio                                               0.49%              -             0.49%
        ING VP Index Plus SmallCap Portfolio                                             0.49%              -             0.49%
        ING VP Intermediate Bond Portfolio                                               0.48%              -             0.48%
        ING VP International Equity Portfolio                                            0.95%           0.20%            1.15%
        ING VP International Value Portfolio                                             1.22%          (0.22)%           1.00%
        ING VP LargeCap Growth Portfolio                                                 1.13%          (0.28)%           0.85%
        ING VP MagnaCap Portfolio                                                        1.04%          (0.14)%           0.90%
        ING VP MidCap Opportunities Portfolio                                            0.96%          (0.02)%           0.94%
        ING VP Money Market Portfolio                                                    0.34%              -             0.34%
        ING VP Real Estate Portfolio                                                     1.25%          (0.20)%           1.05%
        ING VP SmallCap Opportunities Portfolio                                          0.94%          (0.04)%           0.90%
        ING VP Small Company Portfolio                                                   0.84%              -             0.84%
        ING VP Value Opportunity Portfolio                                               0.69%              -             0.69%

                                 S CLASS SHARES

                               NET EXPENSE RATIOS
               (INCLUDING DIRECT AND INDIRECT OPERATING EXPENSES)

     The direct and indirect projected annual operating expense ratios of each Portfolio are estimated to be as follows:

                               WITHOUT THE INSURANCE COMPANY FIXED CONTRACTS      WITH THE INSURANCE COMPANY FIXED CONTRACTS(1)
                             -------------------------------------------------  -------------------------------------------------
                                   TOTAL          WAIVERS AND    NET OPERATING        TOTAL           WAIVERS AND   NET OPERATING
     PORTFOLIO               OPERATING EXPENSES  REIMBURSEMENTS    EXPENSES     OPERATING EXPENSES  REIMBURSEMENTS    EXPENSES
     ---------               ------------------  --------------  -------------  ------------------  --------------  -------------
        ING Solution Income          0.88%              --           0.88%           0.83%               --            0.83%
        ING Solution 2015            1.06%            0.02%          1.04%           0.98%             0.02%           0.96%
        ING Solution 2025            1.11%            0.03%          1.08%           1.08%             0.02%           1.06%
        ING Solution 2035            1.18%            0.04%          1.14%           1.18%             0.04%           1.14%
        ING Solution 2045            1.21%            0.04%          1.17%           1.21%             0.04%           1.17%

     These expense ratios are estimates based on the target allocations among the Underlying Funds based upon information in the fee tables of their prospectuses, which in turn, are based on financial results for the year ended December 31, 2004. The actual expense ratios may vary based upon the expense ratio of, and the underlying allocation to, the Underlying Funds.

----------

     (1) No amounts will be allocated to insurance company fixed contracts until the SEC grants exemptive relief permitting investment by the Solution Portfolios in insurance company fixed contracts. There can be no assurance that such relief will be granted.

     EXAMPLE

     The Example is intended to help you compare the cost of investing in S Class shares of the Portfolios, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the S Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the S Class' direct and indirect operating expenses remain the same. The Example does not reflect expenses of a variable contract that may use the Solution Portfolios as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.


                                                                      WITHOUT THE INSURANCE              WITH THE INSURANCE
                                                                     COMPANY FIXED CONTRACTS        COMPANY FIXED CONTRACTS (2)
                                                                    ------------------------        ---------------------------
     PORTFOLIO                                                      1 YEAR          3 YEARS         1 YEAR             3 YEARS
     ---------
        ING Solution Income                                         $  90           $  281           $  85             $  265
        ING Solution 2015(1)                                          106              335              98                310
        ING Solution 2025(1)                                          110              350             108                341
        ING Solution 2035(1)                                          116              371             116                371
        ING Solution 2045(1)                                          119              380             119                380

----------
     (1) The Example reflects any expense limitations of the Underlying Funds for the one-year period and the first year of the three-year period.

     (2) No amounts will be allocated to insurance company fixed contracts until the SEC grants exemptive relief permitting investment by the Portfolios in insurance company fixed contracts. There can be no assurance that such relief will be granted.

                                ADV CLASS SHARES
                               NET EXPENSE RATIOS
               (INCLUDING DIRECT AND INDIRECT OPERATING EXPENSES)

     The direct and indirect projected annual operating expense ratios of each Portfolio are estimated to be as follows:

                               WITHOUT THE INSURANCE COMPANY FIXED CONTRACTS      WITH THE INSURANCE COMPANY FIXED CONTRACTS(1)
                             -------------------------------------------------  -------------------------------------------------
                                   TOTAL          WAIVERS AND    NET OPERATING        TOTAL           WAIVERS AND   NET OPERATING
     PORTFOLIO               OPERATING EXPENSES  REIMBURSEMENTS    EXPENSES     OPERATING EXPENSES  REIMBURSEMENTS    EXPENSES
     ---------               ------------------  --------------  -------------  ------------------  --------------  -------------
        ING Solution Income          1.13%              --           1.13%           1.08%               --            1.08%
        ING Solution 2015            1.31%            0.02%          1.29%           1.23%             0.02%           1.21%
        ING Solution 2025            1.36%            0.03%          1.33%           1.33%             0.02%           1.31%
        ING Solution 2035            1.43%            0.04%          1.39%           1.43%             0.04%           1.39%
        ING Solution 2045            1.46%            0.04%          1.42%           1.46%             0.04%           1.42%

     These expense ratios are estimates based on the target allocations among the Underlying Funds based upon information in the fee tables of their prospectuses, which in turn, are based on financial results for the year ended December 31, 2004. The actual expense ratios may vary based upon the expense ratio of, and the underlying allocation to, the Underlying Funds.

----------

     (1) No amounts will be allocated to insurance company fixed contracts until the SEC grants exemptive relief permitting investment by the Portfolios in insurance company fixed contracts. There can be no assurance that such relief will be granted.

     EXAMPLE

     The Example is intended to help you compare the cost of investing in ADV Class shares of the Portfolios, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the ADV Class' operating expenses remain the same. The Example does not reflect expenses of a Variable Contract that may use the Solution Portfolios as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.


                                                                      WITHOUT THE INSURANCE          WITH THE INSURANCE(2)
                                                                     COMPANY FIXED CONTRACTS        COMPANY FIXED CONTRACTS
                                                                    ------------------------        -----------------------
     PORTFOLIO                                                      1 YEAR          3 YEARS         1 YEAR         3 YEARS
     ---------
        ING Solution Income                                         $ 115           $  359          $  110         $  343
        ING Solution 2015(1)                                          131              413             123            388
        ING Solution 2025(1)                                          135              428             133            419
        ING Solution 2035(1)                                          142              449             142            449
        ING Solution 2045(1)                                          145              458             145            458

----------
     (1) The Example reflects any expense limitations of the Underlying Funds for the one-year period and the first year of the three-year period.

     (2) No amounts will be allocated to insurance company fixed contracts until the SEC grants exemptive relief permitting investment by the Portfolios in insurance company fixed contracts. There can be no assurance that such relief will be granted.

                    MORE INFORMATION ON INVESTMENT STRATEGIES

-    MORE ON THE ASSET ALLOCATION PROCESS

     As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds and insurance company fixed contracts. The Adviser determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

     Periodically, based upon a variety of quantitative and qualitative factors, the Adviser uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

     The factors considered may include the following:

     (i) the investment objective of each Portfolio and each of the Underlying Funds;

     (ii)  economic and market forecasts;

     (iii) proprietary and third-party reports and analyses;

     (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and

     (v)   the correlation and covariance among Underlying Funds.

     As market prices of the Underlying Funds' portfolio securities change, a Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made as described above, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. The Adviser will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Solution Portfolios and the Underlying Funds.

     The Adviser intends to rebalance the Portfolios on a quarterly basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored, but rebalancing will generally not take place more frequently than quarterly. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, the Adviser may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, the Adviser will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If the Adviser believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

-    INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

     Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Solution Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, and investment adviser ("Portfolio Manager"). This information is intended to provide potential investors in the Solution Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks on page 25 for an expanded discussion of the risks listed below for a particular Underlying Fund.

     You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                          RISKS OF THE UNDERLYING FUNDS

  INVESTMENT ADVISER /
   PORTFOLIO MANAGER           UNDERLYING FUND      INVESTMENT OBJECTIVE        MAIN INVESTMENTS                MAIN RISKS
-------------------------  -----------------------  ---------------------  ---------------------------  ---------------------------
INVESTMENT ADVISER:        ING AIM Mid Cap Growth   Capital appreciation.  Invests at least 80% of      Active or frequent trading
Directed Services, Inc.    Portfolio                                       assets in securities of      risk, convertible
                                                                           mid-capitalization           securities risk,
PORTFOLIO MANAGER:                                                         companies. Invests           derivatives risk, foreign
A I M Capital Management,                                                  primarily in equity          markets risk, growth stock
Inc.                                                                       securities, including        risk, manager risk, market
                                                                           convertible securities,      and company risk, market
                                                                           but also may invest in       capitalization risk,
                                                                           other securities such as     mid-capitalization company
                                                                           synthetic instruments.       risk, and securities
                                                                           Mid-capitalization           lending risk.
                                                                           companies are defined to
                                                                           include those with a
                                                                           market capitalization
                                                                           within the range of the
                                                                           largest and smallest
                                                                           capitalized companies
                                                                           included in the Russell
                                                                           Midcap(R) Growth Index
                                                                           during the most recent
                                                                           11-month period. May also
                                                                           invest up to 25% of assets
                                                                           in foreign securities.

INVESTMENT ADVISER:        ING Alliance Mid Cap     Long-term total        Invests at least 80% of      Convertible securities
Directed Services, Inc.    Growth Portfolio         return.                assets in                    risk, derivatives risk,
                                                                           mid-capitalization           foreign markets risk,
PORTFOLIO MANAGER:                                                         companies (defined as        growth stock risk, manager
Alliance Capital                                                           companies that have a        risk, market and company
Management L.P.                                                            market capitalization        risk, market
                                                                           within the range of          capitalization risk,
                                                                           companies in the Russell     mid-capitalization company
                                                                           MidCap(R) Growth Index).     risk, securities lending
                                                                           May also invest in           risk, and U.S. government
                                                                           convertibles, investment     securities risk.
                                                                           grade instruments, U.S.
                                                                           government securities and
                                                                           high quality, short-term
                                                                           obligations (including
                                                                           repurchase agreements,
                                                                           bankers' acceptances and
                                                                           domestic certificates of
                                                                           deposit). May invest in
                                                                           foreign securities and
                                                                           derivatives. May write
                                                                           exchange-traded covered
                                                                           call options on up to 25%
                                                                           of assets, may make
                                                                           secured loans on up to 25%
                                                                           of assets, may enter into
                                                                           repurchase agreements on
                                                                           up to 10% of assets and
                                                                           may enter into futures
                                                                           contracts on securities
                                                                           indices and options on
                                                                           such futures contracts.

INVESTMENT ADVISER:        ING American Century     Long-term capital      Invests at least 80% of      Active or frequent trading
ING Life Insurance and     Large Company Value      growth Income is a     assets in equity             risk, currency risk,
Annuity Company            Portfolio                secondary objective.   securities of large          derivatives risk, foreign
                                                                           capitalization companies.    markets risk, market and
PORTFOLIO MANAGER:                                                         The Portfolio Manager        company risk, and
American Century                                                           considers large companies    undervalued securities
Investment Management,                                                     to be those with market      risk.
Inc.                                                                       capitalizations similar to
                                                                           companies in in the Russell
                                                                           1000 Index. Intends to keep
                                                                           at least 80% of assets in
                                                                           U.S. equity securities,
                                                                           including common and
                                                                           preferred stock and
                                                                           equity-equivalent
                                                                           securities, including debt
                                                                           securities and preferred
                                                                           stock convertible into
                                                                           common stock and stock or
                                                                           stock index futures
                                                                           contracts. May invest in
                                                                           derivatives, foreign
                                                                           securities, debt securities
                                                                           of companies, debt
                                                                           obligations of governments
                                                                           and other similar
                                                                           securities.

INVESTMENT ADVISER:        ING American Century     Long-term capital      Invests in stocks of         Active or frequent trading
ING Life Insurance and     Select Portfolio         appreciation.          companies the Portfolio      risk, currency risk,
Annuity Company                                                            Manager believes will        derivatives risk, foreign
                                                                           increase in value over       markets risk, growth stock
PORTFOLIO MANAGER:                                                         time. Although most assets   risk, and market and
American Century                                                           will be invested in U.S.     company risk.
Investment Management,                                                     companies, there is no
Inc.                                                                       limit on the amount of
                                                                           assets the Portfolio can
                                                                           invest in foreign
                                                                           companies. Most investments
                                                                           are in developed countries.
                                                                           May invest in derivatives,
                                                                           convertible debt
                                                                           securities,
                                                                           equity-equivalent
                                                                           securities, short-term
                                                                           securities, nonleveraged
                                                                           futures contracts and othe
                                                                           similar securities.

                  DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                              RISKS OF THE UNDERLYING FUNDS CONTINUED

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING American Century   Long-term growth of    At least 80% of assets    Active or frequent
ING Life Insurance and     Small Cap Value        capital, income is a   in U.S. equity            trading risk, currency
Annuity Company            Portfolio              secondary objective.   securities of             risk, derivatives risk,
                                                                         small-capitalization      foreign markets risk,
PORTFOLIO MANAGER:                                                       companies.                market and company risk,
American Century                                                         Small-capitalization      small-capitalization
Investment Management,                                                   companies include those   company risk, and undervalued
Inc.                                                                     with a market             securities risk.
                                                                         capitalization no larger
                                                                         than that of the largest
                                                                         company in the S&P Small
                                                                         Cap 600 Index or the
                                                                         Russell 2000 Index. May
                                                                         invest in derivatives,
                                                                         foreign securities, debt
                                                                         securities of companies,
                                                                         debt obligations of
                                                                         governments and other
                                                                         similar securities.

INVESTMENT ADVISER:        ING Baron Small Cap    Capital                Invests at least 80% of   Credit risk, growth
ING Life Insurance and     Growth Portfolio       appreciation.          assets in securities of   stock risk, large
Annuity Company                                                          smaller companies with    positions risk, market
                                                                         market values under       and company risk, and
PORTFOLIO MANAGER:                                                       $2.5 billion.             small-capitalization
BAMCO, Inc.                                                                                        company risk.

INVESTMENT ADVISER:        ING Capital Guardian   Long-term capital      Invests at least 80% of   Borrowing and leverage
Directed Services, Inc.    Small/Mid Cap          appreciation.          assets in equity          risk, convertible
                           Portfolio                                     securities of small- and  securities risk, foreign
PORTFOLIO MANAGER:                                                       mid-capitalization        markets risk, manager
Capital Guardian Trust                                                   companies, defined to     risk, market and company
Company                                                                  include companies with    risk, market
                                                                         capitalizations within    capitalization risk,
                                                                         the range of companies    mid-capitalization
                                                                         included in the Russell   company risk,
                                                                         2800 Index. Equity        over-the-counter
                                                                         investments include       investment risk, and
                                                                         common and preferred      small-capitalization
                                                                         stocks or convertible     company risk.
                                                                         securities. May enter
                                                                         into currency-related
                                                                         transactions. May
                                                                         invest in money market
                                                                         instruments and
                                                                         repurchase agreements.

INVESTMENT ADVISER:        ING Capital Guardian   Long-term growth of    Invest at least 80% of    Foreign markets risk,
Directed Services, Inc.    U.S. Equities          capital and income.    assets in equity and      growth stock risk, manager
                           Portfolio                                     equity-related            risk, market and company
PORTFOLIO MANAGER:                                                       securities of issues      risk, securities lending
Capital Guardian Trust                                                   located in the U.S.       risk, and value investing
Company                                                                  with market               risk.
                                                                         capitalizations greater
                                                                         than $1 billion, with
                                                                         greater consideration
                                                                         given to potential
                                                                         appreciation and future
                                                                         dividends than to current
                                                                         income. May invest in
                                                                         American Depositary
                                                                         Receipts, European
                                                                         Depositary Receipts and
                                                                         Global Depositary
                                                                         Receipts, debt securities
                                                                         and cash equivalents.

INVESTMENT ADVISER:        ING Evergreen Omega    Long-term capital      Invests primarily in      Active or frequent
Directed Services, Inc.    Portfolio              growth.                common stocks and         trading risk, foreign
                                                                         securities convertible    markets risk, growth
PORTFOLIO MANAGER:                                                       into common stocks of     stock risk, investment
Evergreen Investment                                                     U.S. companies across     style risk, manager
Management Company, LLC                                                  all market                risk, market
                                                                         capitalizations. May      capitalization risk,
                                                                         also invest up to 25%     small- and
                                                                         of assets in foreign      mid-capitalization
                                                                         securities.               company risk, and price
                                                                                                   volatility risk.

INVESTMENT ADVISER:        ING FMR(SM)            Long-term growth of    Invests at least 80% of   Active or frequent
Directed Services, Inc.    Diversified Mid Cap    capital.               assets in securities of   trading risk,
                           Portfolio                                     companies with medium     derivatives risk,
PORTFOLIO MANAGER:                                                       market capitalizations    emerging markets risk,
Fidelity Management &                                                    (defined as those whose   foreign markets risk,
Research Company                                                         market capitalizations    growth stock risk,
                                                                         are similar to the        manager risk, market and
                                                                         market capitalization     company risk,
                                                                         of companies in the       mid-capitalization
                                                                         Russell Midcap(R) Index   company risk, other
                                                                         or the S&P MidCap 400     investment companies
                                                                         Index). May invest up     risk,
                                                                         to 25% of assets in       small-capitalization
                                                                         foreign securities,       company risk, and value
                                                                         including emerging        investing risk.
                                                                         markets and may buy and
                                                                         sell future contracts
                                                                         and other investment
                                                                         companies.

                  DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                              RISKS OF THE UNDERLYING FUNDS CONTINUED

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER         UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING Fundamental        Maximize total         Prior to July 5, 2005,    Convertible securities
ING Life Insurance and     Research Portfolio     return                 invests at least 80% of   risk, derivatives risk,
Annuity Company                                                          assets in common stocks   foreign markets risk,
                                                                         included in the S&P 500   index tracking risk,
PORTFOLIO MANAGER:                                                       Index. Effective July     market and company risk,
ING Investment Management                                                5, invests at least 65%   market trends risk,
Co.                                                                      of its assets in common   mid-capitalization
                                                                         stocks and securities     company risk, and stock
                                                                         convertible into common   risk.
                                                                         stock. May also invest
                                                                         in derivatives.
                                                                         Emphasizes stocks of
                                                                         larger companies. May
                                                                         also invest in
                                                                         mid-capitalization
                                                                         companies and may
                                                                         invest up to 25% of
                                                                         assets in foreign
                                                                         securities.

INVESTMENT ADVISER:        ING Goldman Sachs(R)   Long-term growth of    Invests at least 90% of   Active or frequent
ING Life Insurance and     Capital Growth         capital.               assets in equity          trading risk, credit
Annuity Company            Portfolio                                     investments. Invests      risk, currency risk,
                                                                         primarily in              derivatives risk,
PORTFOLIO MANAGER:                                                       publicly-traded U.S.      emerging growth risk,
Goldman Sachs Asset                                                      companies, but may        emerging markets risk,
Management, L.P.                                                         invest up to 10% of       foreign markets risk,
                                                                         assets in foreign         growth stock risk,
                                                                         securities.               interest rate risk,
                                                                                                   liquidity risk, and
                                                                                                   market and company risk.

INVESTMENT ADVISER:        ING Goldman Sachs(R)   Long-term growth of    Invests at least 90% of   Active or frequent
ING Life Insurance and     Core Equity            capital and dividend   assets in a diversified   trading risk, credit
Annuity Company            Portfolio              income.                portfolio of equity       risk, currency risk,
                                                                         investments in U.S.       derivatives risk,
PORTFOLIO MANAGER:                                                       issuers, including        emerging growth risk,
Goldman Sachs Asset                                                      foreign companies that    foreign markets risk,
Management, L.P.                                                         are traded in the U.S.    growth stock risk,
                                                                                                   interest rate risk,
                                                                                                   liquidity risk, and
                                                                                                   market and company risk.

INVESTMENT ADVISER:        ING Janus Contrarian   Capital                Invests at least 80% of   Debt securities risk,
Directed Services, Inc.    Portfolio              appreciation.          assets in equity          derivatives risk,
                                                                         securities with the       diversification risk,
PORTFOLIO MANAGER: Janus                                                 potential for long-term   foreign markets risk,
Capital Management LLC                                                   growth of capital. The    high-yield, lower grade
                                                                         Portfolio is              debt securities risk,
                                                                         non-diversified. May      interest rate risk,
                                                                         also invest in foreign    liquidity risk, manager
                                                                         equity and debt           risk, market and company
                                                                         securities, up to 20%     risk, market
                                                                         in high-yield debt        capitalization risk,
                                                                         securities ("junk         maturity risk, sector
                                                                         bonds"); derivatives;     risk,
                                                                         securities purchased on   small-capitalization
                                                                         a when-issued, delayed    company risk, and
                                                                         delivery or forward       special situations risk.
                                                                         commitment basis;
                                                                         illiquid securities (up
                                                                         to 15%); and may invest
                                                                         more than 25% of its
                                                                         assets in securities of
                                                                         companies in one or
                                                                         more market sectors.

INVESTMENT ADVISER:        ING Jennison Equity    Long-term capital      Invests at least 80% of   Debt securities risk,
Directed Services, Inc.    Opportunities          growth.                assets in equity          derivatives risk,
                           Portfolio                                     securities of companies   foreign markets risk,
PORTFOLIO MANAGER:                                                       with current or           manager risk, market and
Jennison Associates LLC                                                  emerging earnings         company risk, market
                                                                         growth believed to be     capitalization risk,
                                                                         not fully appreciated     mid-capitalization
                                                                         or recognized by the      company risk, real
                                                                         market. May also invest   estate risk, securities
                                                                         in preferred stocks,      lending risk,
                                                                         convertible securities,   small-capitalization
                                                                         and debt instruments.     company risk, and value
                                                                         May also invest up to     investing risk.
                                                                         25% of assets in
                                                                         foreign securities, up
                                                                         to 25% in real estate
                                                                         investment trusts and
                                                                         options and futures
                                                                         contracts.

INVESTMENT ADVISER:        ING JPMorgan Fleming   Long-term growth of    Invests at least 65% of   Credit risk, currency
ING Life Insurance and     International          capital.               assets in equity          risk, emerging markets
Annuity Company            Portfolio                                     securities of foreign     risk, foreign markets
                                                                         companies that the        risk, geographic focus
PORTFOLIO MANAGER:                                                       Portfolio manager         risk, high-yield, lower
J.P. Morgan Fleming Asset                                                believes have higher      grade debt securities
Management (London) Ltd.                                                 growth potential. Will    risk, interest rate
                                                                         invest in a number of     risk, and market and
                                                                         issuers in several        company risk.
                                                                         countries other than
                                                                         the U.S. and will
                                                                         invest in securities of
                                                                         both developed and
                                                                         developing markets. May
                                                                         also invest in debt
                                                                         securities issued by
                                                                         foreign and U.S.
                                                                         companies, including
                                                                         non-investment grade
                                                                         debt securities.

INVESTMENT ADVISER:        ING JPMorgan Mid Cap   Growth from capital    Invests at least 80% of   Active or frequent
ING Life Insurance and     Value Portfolio        appreciation.          assets in common stocks   trading risk,
Annuity Company                                                          of companies with         convertible securities
                                                                         market capitalizations    risk, depositary receipt
PORTFOLIO MANAGER:                                                       of $1 billion to $20      risk, derivatives risk,
J.P. Morgan Investment                                                   billion that the          diversification risk,
Management Inc.                                                          Portfolio Manager         foreign markets risk,
                                                                         believes are              interest rate risk,
                                                                         undervalued. Normally     market and company risk,
                                                                         invests in securities     over-the-counter
                                                                         that are traded on        investment risk, and
                                                                         registered exchanges or   small- and
                                                                         the over-the-counter      mid-capitalization
                                                                         market in the U.S. May    company risk.
                                                                         invest in other equity
                                                                         securities, including
                                                                         preferred stock,
                                                                         convertible securities,
                                                                         and foreign securities
                                                                         (including depositary
                                                                         receipts) and
                                                                         derivatives.

                  DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                              RISKS OF THE UNDERLYING FUNDS CONTINUED

   INVESTMENT ADVISER /
     PORTFOLIO MANAGER        UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING JPMorgan Small     Capital growth over    Invests at least 80% of   Active or frequent trading risk,
Directed Services, Inc.    Cap Equity Portfolio   the long term.         assets in equity          convertible securities risk,
                                                                         securities of             derivatives risk, foreign
PORTFOLIO MANAGER:                                                       small-capitalization      markets risk, growth stock risk,
J.P. Morgan Investment                                                   companies (defined as     manager risk, market and
Management Inc.                                                          those with market         company risk, market
                                                                         capitalization equal to   capitalization risk,
                                                                         those within a universe   mid-capitalization
                                                                         of Russell 2000(R) Index  company risk,
                                                                         stocks). May invest up    mortgage-related
                                                                         to 20% in foreign         securities risk, real
                                                                         securities, including     estate risk,
                                                                         depositary receipts,      small-capitalization
                                                                         convertible securities,   company risk, and value
                                                                         high-quality money        investing risk.
                                                                         market instruments and
                                                                         repurchase agreements
                                                                         and may include real
                                                                         estate investment
                                                                         trusts and derivatives.

INVESTMENT ADVISER:        ING Julius Baer        Long-term growth of    Invests at least 80% of   Active or frequent
Directed Services, Inc.    Foreign Portfolio      capital.               assets in equity          trading risk,
                                                                         securities tied           convertible securities
PORTFOLIO MANAGER:                                                       economically to           risk, debt securities
Julius Baer Investment                                                   countries outside the     risk, derivatives risk,
Management LLC                                                           U.S., including common    emerging markets risk,
                                                                         and preferred stock,      foreign markets risk,
                                                                         American, European and    high-yield, lower grade
                                                                         Global depositary         debt securities risk,
                                                                         receipts, convertible     liquidity risk, market
                                                                         securities, rights,       and company risk, market
                                                                         warrants, and other       capitalization risk,
                                                                         investment companies,     mid-capitalization
                                                                         including                 company risk, other
                                                                         exchange-traded funds.    investment companies
                                                                         Normally has a bias       risk, price volatility
                                                                         towards larger            risk, securities lending
                                                                         companies (e.g., with     risk, and
                                                                         market capitalizations    small-capitalization
                                                                         of $10 billion or         company risk.
                                                                         greater), but may also
                                                                         invest in small- and
                                                                         mid-sized companies.
                                                                         Presently does not
                                                                         anticipate investing
                                                                         more than 25% of assets
                                                                         in issuers in
                                                                         developing countries;
                                                                         may invest in debt
                                                                         securities (including
                                                                         up to 10% in
                                                                         non-investment grade
                                                                         bonds); and may invest
                                                                         in derivatives. Will
                                                                         invest at least 65% in
                                                                         no fewer than three
                                                                         different countries
                                                                         located outside the
                                                                         U.S.

INVESTMENT ADVISER:        ING Legg Mason Value   Long-term growth of    Invests primarily in      Convertible securities
Directed Services, Inc.    Portfolio              capital.               equity securities         risk, credit risk,
                                                                         (including foreign        currency risk, debt
PORTFOLIO MANAGER:                                                       securities). Generally    securities risk,
Legg Mason Funds                                                         invests in companies      diversification risk,
Management, Inc.                                                         with market               foreign markets risk,
                                                                         capitalizations greater   growth stock risk, high
                                                                         than $5 billion, but      yield, lower grade debt
                                                                         may invest in companies   securities risk, interest
                                                                         of any size. May invest   rate risk, investment
                                                                         up to 25% of assets in    models risk, manager risk,
                                                                         long-term debt            market and company risk,
                                                                         securities, and up to     market trends risk,
                                                                         10% of in high yield      over-the-counter
                                                                         debt securities. The      investment risk,
                                                                         Portfolio is              pre-payment or call risk,
                                                                         non-diversified.          and value investing
                                                                                                   risk.

INVESTMENT ADVISER:        ING Limited Maturity   Highest current        Invests at least 80% of   Active or frequent
Directed Services, Inc.    Bond Portfolio         income consistent      assets in bonds that      trading risk, debt
                                                  with low risk to       are primarily limited     securities risk,
PORTFOLIO MANAGER:                                principal and          maturity debt             derivatives risk,
ING Investment                                    liquidity. As a        securities. Invests in    foreign markets risk,
Management Co.                                    secondary objective,   non-government            income risk, interest
                                                  seeks to enhance its   securities only if        rate risk, manager risk,
                                                  total return through   rated Baa3 or better by   market capitalization
                                                  capital                Moody's or BBB- or        risk, mid-capitalization
                                                  appreciation.          better by S&P or if not   company risk,
                                                                         rated determined that     mortgage-related
                                                                         they are of comparable    securities risk,
                                                                         quality. May borrow up    pre-payment or call
                                                                         to 10% of the value of    risk, real estate risk,
                                                                         its net assets.           sector risk, securities
                                                                                                   lending risk,
                                                                                                   small-capitalization
                                                                                                   company risk, and U.S.
                                                                                                   government securities
                                                                                                   risk.

INVESTMENT ADVISER:        ING Marsico Growth     Capital                Invests primarily in      Active or frequent
Directed Services, Inc.    Portfolio              appreciation.          equity securities of      trading risk, debt
                                                                         companies of any size,    securities risk,
PORTFOLIO MANAGER:                                                       selected for their        derivatives risk,
Marsico Capital                                                          growth potential. Will    emerging markets risk,
Management, LLC                                                          normally hold a core      foreign markets risk,
                                                                         position of between 35    growth stock risk,
                                                                         and 50 common stocks      high-yield, lower grade
                                                                         primarily emphasizing     debt securities risk,
                                                                         larger companies. May     manager risk, market and
                                                                         also invest in foreign    company risk, market
                                                                         securities;               capitalization risk,
                                                                         derivatives; debt         market trends risk,
                                                                         securities, including     mid-capitalization
                                                                         up to 35% in high-yield   company risk, sector
                                                                         debt securities;          risk, and
                                                                         substantial cash          small-capitalization
                                                                         holdings in the absence   company risk.
                                                                         of attractive
                                                                         investment
                                                                         opportunities; and,
                                                                         from time to time,
                                                                         investment of more than
                                                                         25% assets in
                                                                         securities of companies
                                                                         in one or more market
                                                                         sectors. Generally will
                                                                         not invest more than
                                                                         25% of assets in a
                                                                         particular industry
                                                                         within a sector.

                  DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                              RISKS OF THE UNDERLYING FUNDS CONTINUED

   INVESTMENT ADVISER /
     PORTFOLIO MANAGER        UNDERLYING FUND      INVESTMENT OBJECTIVE       MAIN INVESTMENTS             MAIN RISKS
-------------------------- ---------------------- ---------------------- ------------------------- --------------------------
INVESTMENT ADVISER:        ING Marsico            Long-term growth of    Invests at least 65% of   Active or frequent
Directed Services, Inc.    International          capital.               assets in common stocks   trading risk, currency
                           Opportunities                                 of foreign companies.     risk, derivatives risk,
PORTFOLIO MANAGER:         Portfolio                                     May invest in companies   emerging markets risk,
Marsico Capital                                                          of any size throughout    foreign investment risk,
Management, LLC                                                          the world. Invests in     growth stock risk,
                                                                         issuers from at least     liquidity risk, manager
                                                                         three countries, not      risk, market and company
                                                                         including the U.S. and    risk, market
                                                                         generally maintains a     capitalization risk,
                                                                         core position of          market trends risk,
                                                                         between 35 and 50         mid-capitalization
                                                                         common stocks. May        company risk, other
                                                                         invest in emerging        investment companies
                                                                         markets. Up to 10% in     risk, and
                                                                         fixed-income securities   small-capitalization
                                                                         and up to 5% in           company risk.
                                                                         high-yield bonds and
                                                                         mortgage- and
                                                                         asset-backed
                                                                         securities. Up to 15%
                                                                         in illiquid securities.
                                                                         May invest in other
                                                                         investment companies.

INVESTMENT ADVISER:        ING Mercury Focus      Long-term growth of    Invests in equity         Borrowing and leverage
Directed Services, Inc.    Value Portfolio        capital.               securities of issuers     risk, debt securities
                                                                         of any market             risk, derivatives risk,
PORTFOLIO MANAGER:                                                       capitalization that the   foreign markets risk,
Mercury Advisors                                                         Portfolio Manager         high-yield, lower grade
                                                                         believes are              debt securities risk,
                                                                         undervalued. May invest   liquidity risk, manager
                                                                         in debt securities of     risk, market and company
                                                                         any maturity or credit    risk, restricted and
                                                                         quality (including        illiquid securities
                                                                         high-yield debt           risk, securities lending
                                                                         securities). Does not     risk, sovereign debt
                                                                         intend to invest more     risk, undervalued
                                                                         than 10% in high yield    securities risk, and
                                                                         debt securities. May      value investing risk.
                                                                         invest up to 10% in the
                                                                         equity and fixed-income
                                                                         securities of foreign
                                                                         issuers, including
                                                                         sovereign debt. May
                                                                         invest up to 15% in
                                                                         illiquid securities.
                                                                         May borrow up to 20% of
                                                                         its assets and may
                                                                         write covered call
                                                                         options (up to 10% of
                                                                         its total assets).

INVESTMENT ADVISER:        ING Mercury Large      Long-term growth of    Invests at least 80% of   Active or frequent trading
Directed Services, Inc.    Cap Growth Portfolio   capital.               assets in equity          risk, convertible securities
                                                                         securities of large       risk, debt securities risk,
PORTFOLIO MANAGER:                                                       capitalization            foreign markets risk, growth
Mercury Advisors                                                         companies (defined as     stock risk, income risk,
                                                                         those included in the     interest rate risk, investment
                                                                         Russell 1000(R) Growth    models risk, manager risk,
                                                                         Index). Up to 10% in      market and company risk, market
                                                                         foreign securities,       capitalization risk, maturity
                                                                         including American and    risk, mid-capitalization company
                                                                         European depositary       risk, securities lending risk,
                                                                         receipts. May invest in   and U.S. government securities
                                                                         derivatives, short-term   risk.
                                                                         debt securities,
                                                                         non-convertible
                                                                         preferred stocks and
                                                                         bonds or government and
                                                                         money market
                                                                         securities.

INVESTMENT ADVISER:        ING MFS Capital        Capital                Invests at least 65% of   Active or frequent
ING Life Insurance and     Opportunities          appreciation.          net assets in common      trading risk,
Annuity Company            Portfolio                                     stocks and related        convertible securities
                                                                         securities, such as       risk, credit risk,
PORTFOLIO MANAGER:                                                       preferred stocks,         currency risk,
Massachusetts Financial                                                  convertible securities    depositary receipt risk,
Services Company                                                         and depositary            emerging markets risk,
                                                                         receipts. May invest in   foreign markets risk,
                                                                         foreign securities,       market and company risk,
                                                                         including emerging        and over-the-counter
                                                                         market securities. May    investment risk.
                                                                         invest in securities
                                                                         listed on a securities
                                                                         exchange or traded in
                                                                         the over-the-counter
                                                                         markets.

INVESTMENT ADVISER:        ING MFS Mid Cap        Long-term growth of    Invests at least 80% of   Active or frequent
Directed Services, Inc.    Growth Portfolio       capital.               assets in common stocks   trading risk,
                                                                         and related securities    convertible securities
PORTFOLIO MANAGER:                                                       (such as preferred        risk, debt securities
Massachusetts Financial                                                  stocks, convertible       risk, derivatives risk,
Services Company                                                         securities, and           emerging markets risk,
                                                                         depositary receipts) of   foreign markets risk,
                                                                         companies with medium     growth stock risk,
                                                                         market capitalizations    high-yield, lower grade
                                                                         (defined as those         debt securities risk,
                                                                         companies with            manager risk, market and
                                                                         capitalizations of $250   company risk,
                                                                         million or more but not   mid-capitalization
                                                                         exceeding the top range   company risk,
                                                                         of the Russell(R) Midcap  over-the-counter
                                                                         Growth Index. May         investment risk, and
                                                                         invest in debt            short sales risk.
                                                                         securities, including
                                                                         up to 10% in high-yield
                                                                         bonds. May invest up to
                                                                         20% in foreign
                                                                         securities. May
                                                                         establish short
                                                                         positions and invest in
                                                                         derivatives.

INVESTMENT ADVISER:        ING Oppenheimer Main   Long-term growth of    Invests mainly in         Active or frequent trading
Directed Services, Inc.    Street Portfolio(R)    capital and future     common stock of U.S.      risk, investment models risk,
                                                  income.                companies of different    manager risk, market and company
PORTFOLIO MANAGER:                                                       capitalization ranges,    risk, market capitalization
OppenheimerFunds, Inc.                                                   presently focusing on     risk, mid-capitalization company
                                                                         large-capitalization      risk, and small-capitalization
                                                                         issuers. May invest in    company risk.
                                                                         debt securities such as
                                                                         bonds and debentures,
                                                                         but does not currently
                                                                         emphasize these
                                                                         investments.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED

   INVESTMENT ADVISER /
    PORTFOLIO MANAGER           UNDERLYING FUND     INVESTMENT OBJECTIVE        MAIN INVESTMENTS               MAIN RISKS
---------------------------  --------------------  ----------------------  --------------------------  ----------------------------
INVESTMENT ADVISER:          ING Oppenheimer       High level of current   Invests in debt securities  Active or frequent trading
ING Life Insurance and       Strategic Income      income principally      of issuers in three market  risk, credit risk, credit
Annuity Company              Portfolio             derived from interest   sectors: foreign            derivatives risk,
                                                   on debt securities.     governments and companies;  derivatives risk, emerging
PORTFOLIO MANAGER:                                                         U.S. government             markets risk, foreign
OppenheimerFunds, Inc.                                                     securities; and lower       markets risk, high-yield,
                                                                           grade, high-yield           lower grade debt
                                                                           securities of U.S. and      securities risk, interest
                                                                           foreign issuers. Those      rate risk, manager risk,
                                                                           debt securities include     mortgage-related
                                                                           foreign government and      securities risk,
                                                                           U.S. government bonds and   prepayment or call risk,
                                                                           notes, collateralized       sector allocation risk,
                                                                           mortgage obligations,       U.S. government securities
                                                                           other mortgage- and         risk, and zero coupon
                                                                           asset-backed securities,    risk.
                                                                           participation interest in
                                                                           loans, structured notes,
                                                                           lower-grade high-yield
                                                                           debt obligations and zero
                                                                           coupon or stripped
                                                                           securities. May invest up
                                                                           to 100% in any one sector
                                                                           at any time. Foreign
                                                                           investments can include
                                                                           debt securities of issuers
                                                                           in developed markets as
                                                                           well as emerging markets.
                                                                           Can use hedging
                                                                           instruments and certain
                                                                           derivatives.

INVESTMENT ADVISER:          ING PIMCO High Yield  Maximum total return,   Invests at least 80% of     Credit risk, currency
Directed Services, Inc.      Portfolio             consistent with         assets in a diversified     risk, debt securities
                                                   preservation of         portfolio of high yield     risk, derivatives risk,
PORTFOLIO MANAGER:                                 capital and prudent     securities ("junk bonds")   emerging markets risk,
Pacific Investment                                 investment management.  rated below investment      foreign markets risk, high
Management Company LLC                                                     grade but rated at least    yield, lower grade debt
                                                                           CCC/Caa by Moody's          securities risk, interest
                                                                           Investors Service, Inc.,    rate risk, leveraging
                                                                           Standard and Poor's Rating  risk, liquidity risk,
                                                                           Service, or Fitch, or if    manager risk, market and
                                                                           unrated, determined to be   company risk,
                                                                           of comparable quality,      mortgage-related
                                                                           subject to a maximum of 5%  securities risk,
                                                                           of total assets in CCC/Caa  securities lending risk,
                                                                           securities. The remainder   and U.S. government
                                                                           of assets may be invested   securities risk.
                                                                           in investment grade fixed
                                                                           income investments. May
                                                                           invest up to 20% in non-US
                                                                           dollar-denominated
                                                                           securities and may invest
                                                                           without limit in U.S.
                                                                           dollar-denominated foreign
                                                                           securities . Will normally
                                                                           hedge at least 75% of its
                                                                           exposure to non-U.S.
                                                                           dollar denominated
                                                                           securities. May invest up
                                                                           to 10% in securities of
                                                                           issuers in emerging
                                                                           markets. May invest in
                                                                           fixed-income securities
                                                                           and derivative
                                                                           instruments.

INVESTMENT ADVISER:          ING PIMCO Total       Maximum total return.   Invests at least 65% of     Active or frequent trading
ING Life Insurance and       Return Portfolio                              assets in fixed-income      risk, credit risk,
Annuity Company                                                            instruments of varying      currency risk, derivatives
                                                                           maturities. Primarily in    risk, emerging markets
PORTFOLIO MANAGER:                                                         investment grade            risk, foreign markets
Pacific Investment                                                         securities, but may invest  risk, interest rate risk,
Management Company LLC                                                     up to 10% in high-yield     leveraging risk, liquidity
                                                                           securities rated B or       risk, market and company
                                                                           higher or if unrated,       risk, mortgage-related
                                                                           determined to be of         securities risk, and U.S.
                                                                           comparable quality. May     government securities
                                                                           invest up to 30% of assets  risk.
                                                                           in foreign securities and
                                                                           may invest beyond that
                                                                           limit in U.S.
                                                                           dollar-denominated
                                                                           securities of foreign
                                                                           issuers. May invest all of
                                                                           its assets in derivatives.

INVESTMENT ADVISER:          ING Pioneer Fund      Reasonable income and   Invests in a broad list of  Convertible securities
Directed Services, Inc.      Portfolio             capital growth.         carefully selected          risk, derivatives risk,
                                                                           securities believed to be   equity securities risks,
PORTFOLIO MANAGER:                                                         reasonably priced, rather   manager risk, market and
Pioneer Investment                                                         than in securities whose    company risk, and value
Management, Inc.                                                           prices reflect a premium    investing risk.
                                                                           resulting from their
                                                                           current market popularity.
                                                                           Invests the major portion
                                                                           of assets in equity
                                                                           securities (including
                                                                           common stocks, convertible
                                                                           debt, depositary receipts,
                                                                           warrants, rights and
                                                                           preferred stocks),
                                                                           primarily of U.S. issuers.

INVESTMENT ADVISER:          ING Pioneer Mid Cap   Capital Appreciation.   Invests at least 80% of     Convertible securities
Directed Services, Inc.      Value Portfolio                               assets in equity            risk, debt securities
                                                                           securities of mid-size      risk, derivatives risk,
PORTFOLIO MANAGER:                                                         companies (defined as       market capitalization
Pioneer Investment                                                         those companies with        risk, manager risk, market
Management, Inc.                                                           market capitalizations of   and company risk,
                                                                           companies included in the   mid-capitalization company
                                                                           Russell(R) Midcap Value     risk, and value investing
                                                                           Index). Focuses companies   risk.
                                                                           with capitalizations
                                                                           within the $1 billion to
                                                                           $10 billion range. The
                                                                           equity securities in which
                                                                           the Portfolio invests
                                                                           include common and
                                                                           preferred stocks,
                                                                           depositary receipts and
                                                                           convertible debt.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED

  INVESTMENT ADVISER /
   PORTFOLIO MANAGER           UNDERLYING FUND      INVESTMENT OBJECTIVE         MAIN INVESTMENTS               MAIN RISKS
---------------------------  --------------------  ----------------------  --------------------------  -----------------------------
INVESTMENT ADVISER:          ING Salomon Brothers  Long-term growth of     Invests at least 80% of     Active or frequent trading
ING Life Insurance and       Aggressive Growth     capital.                assets in common stocks     risk, convertible
Annuity Company              Portfolio                                     and related securities,     securities risk,
                                                                           such as preferred stock,    currency risk, depositary
                                                                           convertible securities and  receipt risk, emerging
PORTFOLIO MANAGER:                                                         depositary receipts, of     growth risk, emerging
Salomon Brothers Asset                                                     emerging growth companies.  markets risk, foreign
Management Inc                                                             Investments may include     markets risk, market and
                                                                           securities listed on a      company risk, and
                                                                           securities exchange or      over-the-counter
                                                                           traded in the over the      investment risk.
                                                                           counter markets. May
                                                                           invest in foreign
                                                                           securities; (including
                                                                           emerging market
                                                                           securities); and may have
                                                                           exposure to foreign
                                                                           currencies.

INVESTMENT ADVISER:          ING Salomon Brothers  Capital Appreciation.   Invests primarily in        Active or frequent trading
ING Life Insurance and       Fundamental Value                             common stocks and common    risk, convertible
Annuity Company              Portfolio                                     stock equivalents, such as  securities risk, credit
                                                                           preferred stocks and        risk, currency risk, debt
PORTFOLIO MANAGER:                                                         securities convertible      securities risk,
Salomon Brothers Asset                                                     into common stocks,         derivatives risk, foreign
Management Inc                                                             believed to be undervalued  markets risk, interest
                                                                           in the marketplace.         rate risk, market and
                                                                           Generally invests in        company risk, small- and
                                                                           large, well-known           mid-capitalization company
                                                                           companies, but may also     risk and stock risk.
                                                                           invest in small- and
                                                                           mid-sized companies. May
                                                                           invest in non-dividend
                                                                           paying common stocks. May
                                                                           invest in investment grade
                                                                           fixed-income securities.
                                                                           May invest up to 20% in
                                                                           non-convertible debt
                                                                           securities rated below
                                                                           investment grade. May
                                                                           invest without limit in
                                                                           convertible debt
                                                                           securities. May invest up
                                                                           to 20% in foreign
                                                                           securities. May invest up
                                                                           to 10% in bank loans,
                                                                           including participation
                                                                           and assignments.

INVESTMENT ADVISER:          ING Salomon Brothers  Long-term growth of     Invests in equity           Credit risk, debt securities
Directed Services, Inc.      Investors Portfolio   capital. Current        securities of U.S.          risk, emerging markets risk,
                                                   income is a secondary   companies, focusing on      growth stock risk, income
PORTFOLIO MANAGER: Salomon                         objective.              established large           risk, interest rate risk,
Brothers Asset Management                                                  capitalization companies    manager risk, market and
Inc                                                                        (over $5 billion in market  company risk, restricted and
                                                                           capitalization) with        illiquid securities risk,
                                                                           growth potential at a       sector risk, securities
                                                                           reasonable cost. May        lending risk, and value
                                                                           invest in other equity      investing risk.
                                                                           securities. May invest in
                                                                           income producing
                                                                           securities such as debt
                                                                           securities, including
                                                                           high-yield debt securities
                                                                           and foreign issuers. May
                                                                           invest more than 25% of
                                                                           assets in securities of
                                                                           companies in one or more
                                                                           market sectors.

INVESTMENT ADVISER:          ING Salomon Brothers  Long-term capital       Invests at least 80% of     Active or frequent trading
ING Life Insurance and       Large Cap Growth      appreciation.           assets in equity            risk, convertible
Annuity Company              Portfolio                                     securities of large         securities risk, credit
                                                                           capitalization companies    risk, emerging markets
PORTFOLIO MANAGER:                                                         and related investments.    risk, foreign markets
Salomon Brothers Asset                                                     Large capitalization        risk, growth stock risk,
Management Inc                                                             companies are defined as    interest rate risk,
                                                                           those with market           leveraging risk, market
                                                                           capitalizations similar to  and company risk,
                                                                           companies in the Russell    over-the-counter
                                                                           1000 Index. Equity          investment risk, small-
                                                                           securities include U.S.     and mid-capitalization
                                                                           exchange-traded and         company risk and stock
                                                                           over-the-counter common     risk.
                                                                           stocks, debt securities
                                                                           convertible into equity
                                                                           securities, and warrants
                                                                           and rights relating to
                                                                           equity securities.

INVESTMENT ADVISER:          ING T. Rowe Price     Long-term capital       Invests at least 80% of     Active or frequent trading
ING Life Insurance and       Diversified Mid Cap   appreciation.           assets in equity            risk, derivatives risk,
Annuity Company              Growth Portfolio                              securities of companies     foreign markets risk,
                                                                           having marketing            growth stock risk, market
PORTFOLIO MANAGER:                                                         capitalizations within the  and company risk,
T. Rowe Price Associates,                                                  range of companies in the   mid-capitalization company
Inc.                                                                       Russell Midcap Growth       risk, and over-the-counter
                                                                           Index or S&P MidCap 400     investment risk.
                                                                           Index. Focuses on mid-size
                                                                           companies. Most
                                                                           investments will be in
                                                                           U.S. common stock but may
                                                                           also invest in foreign
                                                                           securities and futures and
                                                                           options.

INVESTMENT ADVISER:          ING T. Rowe Price     Long-term capital       Invests at least 80% of     Active or frequent trading
ING Life Insurance and       Growth Equity         growth, and             assets in common stocks,    risk, currency risk,
Annuity Company              Portfolio             secondarily,            with a focus on growth      depositary receipt risk,
                                                   increasing dividend     companies. May also         derivatives risk, foreign
PORTFOLIO MANAGER:                                 income.                 purchase foreign            markets risk, growth stock
T. Rowe Price Associates,                                                  securities, hybrid          risk, and market and
Inc.                                                                       securities, and futures     company risk.
                                                                           and options. May have
                                                                           exposure to foreign
                                                                           currencies. Investment in
                                                                           foreign securities limited
                                                                           to 30%.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED

  INVESTMENT ADVISER /
   PORTFOLIO MANAGER            UNDERLYING FUND      INVESTMENT OBJECTIVE        MAIN INVESTMENTS               MAIN RISKS
---------------------------  ----------------------  --------------------   --------------------------  ----------------------------
INVESTMENT ADVISER:          ING T. Rowe Price       Substantial dividend   Invests at least 80% of     Debt securities risk,
Directed Services, Inc.      Equity Income           income as well as      its assets in common        derivatives risk, foreign
                             Portfolio               long-term growth of    stocks, with 65% in the     markets risk, manager
PORTFOLIO MANAGER:                                   capital.               common stocks of            risk, market and company
T. Rowe Price Associates,                                                   well-established companies  risk, other investment
Inc.                                                                        paying above-average        companies risk, securities
                                                                            dividends. Invests most     lending risk, undervalued
                                                                            assets in U.S. common       securities risk, and value
                                                                            stocks, but also may        investing risk.
                                                                            invest in other
                                                                            securities, including
                                                                            convertible securities,
                                                                            warrants, preferred
                                                                            stocks, foreign
                                                                            securities, debt
                                                                            securities, including
                                                                            high-yield debt securities
                                                                            and futures and options.
                                                                            May also invest in shares
                                                                            of the T. Rowe Price
                                                                            Reserve Investment Funds,
                                                                            Inc. and Government
                                                                            Reserve Investment Funds,
                                                                            Inc.

INVESTMENT ADVISER:          ING UBS U.S. Large Cap  Long-term growth of    Invests at least 80% of     Active or frequent trading
ING Life Insurance and       Equity Portfolio        capital and future     assets in equity            risk, derivatives risk,
Annuity Company                                      income.                securities of U.S. large    market and company risk,
                                                                            capitalization companies    over-the-counter
                                                                            (defined as those with      investment risk, small- and
PORTFOLIO MANAGER:                                                          market capitalization       mid-capitalization
UBS Global Asset                                                            range of companies          company risk, and stock
Management (Americas) Inc.                                                  included in the Russell     risk.
                                                                            1000 Index. Equity
                                                                            investments include
                                                                            dividend-paying
                                                                            securities, common stock
                                                                            and preferred stock.
                                                                            Emphasizes large
                                                                            capitalization stock, but
                                                                            may hold small- and
                                                                            mid-capitalization stock.
                                                                            May invest in options,
                                                                            futures and other
                                                                            derivatives.

INVESTMENT ADVISER:          ING Van Kampen          Seeks capital growth   Invests in equity           Active or frequent trading
ING Life Insurance and       Comstock                and income.            securities including        risk, convertible
Annuity Company              Portfolio                                      common stocks, preferred    securities risk, currency
                                                                            stocks, and securities      risk, derivatives risk,
PORTFOLIO MANAGER:                                                          convertible into common     foreign markets risk,
Van Kampen (Morgan Stanley                                                  and preferred stocks. May   interest rate risk, market
Investment Management                                                       invest up to 10% of assets  and company risk,
Inc.)                                                                       in high-quality short-term  small- and
                                                                            debt securities and         mid-capitalization company
                                                                            investment grade corporate  risk, and stock risk.
                                                                            debt securities. May
                                                                            invest up to 25% of assets
                                                                            in foreign securities, and
                                                                            may invest in derivatives.

INVESTMENT ADVISER:          ING Van Kampen Equity   Long-term capital      Invests at least 80% of     Active or frequent trading
Directed Services, Inc.      Growth Portfolio        appreciation.          assets in equity            risk, growth stock risk,
                                                                            securities. Invests         manager risk, and market
PORTFOLIO MANAGER:                                                          primarily in                and company risk.
Van Kampen (Morgan Stanley                                                  growth-oriented companies.
Investment Management                                                       May invest, to a limited
Inc.)                                                                       extent, in foreign
                                                                            companies listed on U.S.
                                                                            exchanges or traded in
                                                                            U.S. markets.

INVESTMENT ADVISER:          ING Van Kampen Real     Capital appreciation.  Invests at least 80% of     Derivatives risk,
Directed Services, Inc.      Estate Portfolio        Current income is a    assets in equity            diversification risk,
                                                     secondary objective.   securities of companies in  industry focus risk,
PORTFOLIO MANAGER:                                                          the U.S. real estate        manager risk, market and
Van Kampen (Morgan Stanley                                                  industry that are listed    company risk,
Investment Management                                                       on national exchanges or    mortgage-related
Inc.)                                                                       the NASDAQ. May invest      securities risk, real
                                                                            more than 25% in any one    estate risk, and sector
                                                                            industry. Focuses on REITs  risk.
                                                                            as well as real estate
                                                                            operating companies that
                                                                            invest in a variety of
                                                                            property types and
                                                                            regions. May also invest
                                                                            up to 25% of assets in
                                                                            financial institutions
                                                                            that issue or service
                                                                            mortgages and up to 25% of
                                                                            assets in high-yield debt
                                                                            and convertible bonds. May
                                                                            invest in equity, debt or
                                                                            convertible securities
                                                                            whose products are related
                                                                            to the real estate
                                                                            industry, mortgage- and
                                                                            asset-backed securities
                                                                            and covered options on
                                                                            securities and stock
                                                                            indices. The Portfolio is
                                                                            non-diversified.

INVESTMENT ADVISER: ING      ING VP Disciplined      Capital appreciation.  Invests at least 80% of     Active or frequent trading
Investments, LLC             LargeCap Portfolio                             assets in common stocks     risk, derivatives risk,
                                                                            included in the S&P 500     market trends risk, manager
PORTFOLIO MANAGER:                                                          Index. May also invest in   risk, price volatility
ING Investment Management                                                   certain higher-risk         risk, and securities
Co.                                                                         investments, Including      lending risk.
                                                                            derivatives.

INVESTMENT ADVISER:          ING VP Growth and       Maximize total         Invests at least 65% of     Active or frequent trading
ING Investments, LLC         Income Portfolio        return.                assets is believed to have  risk, convertible
                                                                            significant potential for   securities risk,
PORTFOLIO MANAGER:                                                          capital appreciation or     derivatives risk, foreign
ING Investment Management                                                   income growth or both.      markets risk and, market
Co.                                                                         Emphasizes stocks of        trends risk, price
                                                                            larger companies. May       volatility risk, and
                                                                            invest up to 25% in         securities lending risk.
                                                                            foreign securities. May
                                                                            invest in derivatives.


         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER           UNDERLYING FUND      INVESTMENT OBJECTIVE         MAIN INVESTMENTS                MAIN RISKS
-------------------------    ----------------------  ---------------------  ---------------------------  ---------------------------
INVESTMENT ADVISER:          ING VP Growth           Growth of capital.     Invests at least 65% of      Active or frequent trading
ING Investments, LLC         Portfolio                                      asset in common stocks and   risk, convertible
                                                                            securities convertible       securities risk,
PORTFOLIO MANAGER:                                                          into common stock.           derivatives risk, foreign
ING Investment Management                                                   Emphasizes stocks of         markets risk, growth stock
Co.                                                                         larger companies, although   risk, price volatility
                                                                            it may invest in companies   risk, and securities
                                                                            of any size. May invest in   lending risk.
                                                                            derivatives and foreign
                                                                            securities.

INVESTMENT ADVISER:          ING VP High Yield Bond  High level of current  Invests at least 80% of      Active or frequent trading
ING Investments, LLC         Portfolio               income and total       assets in high yield         risk, credit risk,
                                                     return.                bonds. Remaining assets      derivatives risk, foreign
PORTFOLIO MANAGER:                                                          may be invested in           markets risk, high-yield,
ING Investment Management                                                   investment grade debt        lower grade debt
Co.                                                                         securities, common and       securities risk, inability
                                                                            preferred stock, U.S.        to sell securities risk,
                                                                            government securities,       interest rate risk, price
                                                                            money market instruments,    volatility risk,
                                                                            and debt securities of       securities lending risk,
                                                                            foreign issuers, including   and small- and
                                                                            emerging markets. May        mid-capitalization company
                                                                            purchase structured debt     risk.
                                                                            obligations and engage in
                                                                            dollar roll transactions
                                                                            and swap agreements. May
                                                                            invest in derivatives and
                                                                            companies of any size.

INVESTMENT ADVISER:          ING VP Index Plus       Outperform the total   Invests at least 80% of      Derivatives risk, manager
ING Investments, LLC         LargeCap Portfolio      return performance of  assets in stocks included    risk, price volatility
                                                     the S&P 500 Index.     in the S&P 500 Index. May    risk, and securities
PORTFOLIO MANAGER:                                                          invest in derivatives.       lending risk.
ING Investment Management
Co.

INVESTMENT ADVISER:          ING VP Index Plus       Outperform the total   Invests at least 80% of      Derivatives risk, manager
ING Investments, LLC         MidCap Portfolio        return performance of  assets in stocks included    risk, mid-capitalization
                                                     the S&P MidCap 400     in the S&P MidCap 400        company risk, price
PORTFOLIO MANAGER:                                   Index.                 Index. May invest in         volatility risk, and
ING Investment Management                                                   derivatives.                 securities lending risk.
Co.

INVESTMENT ADVISER:          ING VP Index Plus       Outperform the total   Invests at least 80% of      Active or frequent trading
ING Investments, LLC         SmallCap Portfolio      return performance of  assets in stocks included    risk, derivatives risk,
                                                     the S&P SmallCap 600   in the S&P SmallCap 600      manager risk, price
PORTFOLIO MANAGER:                                   Index.                 Index. May invest in         volatility risk,
ING Investment Management                                                   derivatives.                 securities lending risk,
Co.                                                                                                      and small-capitalization
                                                                                                         company risk.

INVESTMENT ADVISER:          ING VP Intermediate     Maximize total return  Invests at least 80% of      Active or frequent trading
ING Investments, LLC         Bond Portfolio          consistent with        assets in bonds,             risk, credit risk,
                                                     reasonable risk.       including, but not limited   derivatives risk, foreign
PORTFOLIO MANAGER:                                                          to, Corporate, government    markets risk, high-yield,
ING Investment Management                                                   and mortgage bonds which     lower grade debt
Co.                                                                         are rated investment         securities risk, interest
                                                                            grade. May invest a          rate risk,
                                                                            portion of assets in         mortgage-related
                                                                            high-yield bonds. May also   securities risk,
                                                                            invest in preferred          prepayment or call risk,
                                                                            stocks, high quality money   price volatility risk,
                                                                            market instruments,          securities lending risk,
                                                                            municipal bonds, and debt    and U.S. government
                                                                            securities of foreign        securities risk.
                                                                            issuers. May engage in
                                                                            dollar roll transactions
                                                                            and swap agreements. May
                                                                            use options and futures
                                                                            contracts involving
                                                                            securities, securities
                                                                            indices and interest
                                                                            rates. May invest in
                                                                            asset-backed and
                                                                            mortgage-backed debt
                                                                            securities.

INVESTMENT ADVISER:          ING VP International    Long-term capital      Invests at least 80% of      Active or frequent trading
ING Investments, LLC         Equity Portfolio        growth                 assets in equity             risk, convertible
                                                                            securities. At least 65%     securities risk,
PORTFOLIO MANAGER:                                                          will be invested in          derivatives risk, foreign
ING Investment Management                                                   securities of companies of   markets risk, market
Co.                                                                         any size principally         trends risk, price
                                                                            traded in three or more      volatility risk, and
                                                                            countries outside the U.S.   securities lending risk.
                                                                            These securities may
                                                                            include common stocks as
                                                                            well as securities
                                                                            convertible into common
                                                                            stock. May invest in
                                                                            derivatives.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED

  INVESTMENT ADVISER /
    PORTFOLIO MANAGER           UNDERLYING FUND       INVESTMENT OBJECTIVE        MAIN INVESTMENTS                MAIN RISKS
-------------------------    ----------------------  ---------------------  --------------------------   ---------------------------
INVESTMENT ADVISER:          ING VP International    Capital appreciation.  Invests at least 65% of      Convertible securities
ING Investments, LLC         Value Portfolio                                assets in equity             risk, debt securities
                                                                            securities of issuers        risk, emerging markets
PORTFOLIO MANAGER:                                                          located in countries         risk, foreign markets
ING Investment Management                                                   outside of the U.S.          risk, inability to sell
Co.                                                                         Invests primarily in         securities risk, market
                                                                            companies with a large       trends risk, price
                                                                            market capitalization, but   volatility risk, and
                                                                            may also invest in small-    securities lending risk.
                                                                            and mid-sized companies.
                                                                            Generally invests in
                                                                            common and preferred
                                                                            stocks, warrants and
                                                                            convertible securities.
                                                                            May invest in emerging
                                                                            markets countries. May
                                                                            invest in government debt
                                                                            securities of developed
                                                                            foreign countries. May
                                                                            invest up to 35% of assets
                                                                            in securities of U.S.
                                                                            issuers, including
                                                                            investment-grade
                                                                            government and corporate
                                                                            debt securities.

INVESTMENT ADVISER:          ING VP LargeCap Growth  Long-term capital      Invests at least 80% of      Active or frequent trading
ING Investments, LLC         Portfolio               appreciation.          assets in equity             risk, foreign markets
                                                                            securities of large U.S.     risk, initial public
PORTFOLIO MANAGER:                                                          companies. Large companies   offerings risk, market
Wellington Management                                                       are defined as those         trends risk, other
Company, LLP                                                                companies with market        investment companies risk,
                                                                            capitalizations that fall    price volatility risk, and
                                                                            within the range of          securities lending risk.
                                                                            companies in the S&P 500
                                                                            Index. May invest the
                                                                            remaining assets in other
                                                                            investment companies,
                                                                            initial public offerings,
                                                                            securities of foreign
                                                                            issuers and non-dollar
                                                                            denominated securities.

INVESTMENT ADVISER:          ING VP MagnaCap         Growth of capital,     Invests at least 80% of      Convertible securities
ING Investments, LLC         Portfolio               with dividend income   assets in common stock of    risk, debt securities
                                                     as a secondary         large companies. Large       risk, foreign markets
PORTFOLIO MANAGER:                                   consideration.         companies are those          risk, market trends risk,
ING Investment Management                                                   included in the 500          price volatility risk, and
Co.                                                                         largest U.S. companies as    securities lending risk.
                                                                            measured by total
                                                                            revenues, net assets,
                                                                            cash flow or earnings or
                                                                            the 1,000 largest
                                                                            companies as measured by
                                                                            equity market
                                                                            capitalization. Equity
                                                                            securities include common
                                                                            stocks, convertible
                                                                            securities and rights or
                                                                            warrants. May invest the
                                                                            remaining 20% in other
                                                                            types of securities
                                                                            including foreign
                                                                            securities and securities
                                                                            of smaller companies.
                                                                            Assets not invested in
                                                                            equity securities may be
                                                                            invested in high quality
                                                                            debt securities.

INVESTMENT ADVISER:          ING VP MidCap           Long-term capital      Invests at least 80% of      Active or frequent trading
ING Investments, LLC         Opportunities           appreciation.          assets in common stocks of   risk, inability to sell
                             Portfolio                                      mid-sized U.S. companies.    securities risk, market
PORTFOLIO MANAGER:                                                          Mid-sized companies are      trends risk,
ING Investment Management                                                   those with market            mid-capitalization company
Co.                                                                         capitalizations that fall    risk, price volatility
                                                                            within the range of          risk, and securities
                                                                            companies in the Russell     lending risk.
                                                                            MidCap Growth Index. May
                                                                            invest excess cash in
                                                                            other investment
                                                                            companies, including
                                                                            exchange-traded funds, for
                                                                            temporary and/or defensive
                                                                            purpose.

INVESTMENT ADVISER:          ING VP Money Market     High current return,   Invests in high-quality,     Banking concentration
ING Investments, LLC         Portfolio               consistent with        fixed-income securities      risk, credit risk, foreign
                                                     preservation of        denominated in the U.S.      markets risk, interest
PORTFOLIO MANAGER:                                   capital and            dollars with short           rate risk,
ING Investment Management                            liquidity.             remaining maturities.        mortgage-related
Co.                                                                         These securities include     securities risk,
                                                                            U.S. government              repurchase agreement risk,
                                                                            securities, corporate debt   securities lending risk,
                                                                            securities, repurchase       and U.S. government
                                                                            agreements, commercial       securities risk.
                                                                            paper, asset-backed
                                                                            securities,
                                                                            mortgage-related
                                                                            securities, and certain
                                                                            obligations of U.S. and
                                                                            foreign banks, each of
                                                                            which must be highly rated
                                                                            by independent rating
                                                                            agencies.

INVESTMENT ADVISER:          ING VP Real Estate      Total return.          Invests at least 80% of      Concentration risk,
ING Investments, LLC         Portfolio                                      assets in common and         diversification risk,
                                                                            preferred stocks of U.S.     inability to sell
PORTFOLIO MANAGER:                                                          real estate investment       securities, initial public
ING Clarion Real Estate                                                     trusts and real estate       offerings risk, market
Securities L.P.                                                             companies. May invest in     trends risk, price
                                                                            companies of any market      volatility risk, real
                                                                            capitalization; however,     estate risk, and
                                                                            it will generally not        securities lending risk.
                                                                            invest in companies with
                                                                            market capitalization of
                                                                            less than $100 million.
                                                                            May invest in initial
                                                                            public offerings. The
                                                                            Portfolio is
                                                                            non-diversified.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED

  INVESTMENT ADVISER /
   PORTFOLIO MANAGER             UNDERLYING FUND      INVESTMENT OBJECTIVE        MAIN INVESTMENTS                MAIN RISKS
-------------------------    ----------------------  ---------------------  ---------------------------  ---------------------------
INVESTMENT ADVISER:          ING VP SmallCap         Long-term capital      Invests at least 80% of      Active or frequent trading
ING Investments, LLC         Opportunities           appreciation.          assets in common stock of    risk, market trends risk,
                             Portfolio                                      smaller, lesser-known U.S.   portfolio turnover risk,
PORTFOLIO MANAGER:                                                          companies. Smaller           price volatility risk,
ING Investment Management                                                   companies are those with     securities lending risk,
Co.                                                                         market capitalizations       and small-capitalization
                                                                            that fall within the         companies risk.
                                                                            range of companies in the
                                                                            Russell 2000 Growth
                                                                            index. May invest excess
                                                                            cash in other investment
                                                                            companies, including
                                                                            exchange-traded funds for
                                                                            temporary and/or defensive
                                                                            purposes.

INVESTMENT ADVISER:          ING VP Small Company    Growth of capital.     Invests at least 80% of      Derivatives risk, foreign
ING Investments, LLC         Portfolio                                      assets in common stocks of   markets risk, market
                                                                            small-capitalization         trends risk, price
PORTFOLIO MANAGER:                                                          companies.                   volatility risk,
ING Investment Management                                                   Small-capitalization         securities lending risk,
Co.                                                                         companies are those with     and small-capitalization
                                                                            market capitalizations       company risk.
                                                                            that fall within the range
                                                                            of the S&P SmallCap 600
                                                                            Index or the Russell 2000
                                                                            Index or if not included
                                                                            in either index have
                                                                            market capitalizations
                                                                            between $69 million and
                                                                            $4.9 billion. May invest
                                                                            in foreign securities. May
                                                                            invest in derivative
                                                                            instruments.

INVESTMENT ADVISER:          ING VP Value            Growth of capital.     Invests at least 65% of      Foreign markets risk,
ING Investments, LLC         Opportunity Portfolio                          assets in common stocks.     price volatility risk,
                                                                            May invest in companies of   securities lending
PORTFOLIO MANAGER:                                                          any size, although it        risk, and value investing
ING Investment Management                                                   tends to invest in the       risk.
Co.                                                                         majority of its assets in
                                                                            companies with market
                                                                            capitalizations greater
                                                                            than $1 billion. Focuses
                                                                            on investing in securities
                                                                            of large companies which
                                                                            are included in the 500
                                                                            largest U.S. companies as
                                                                            measured by total
                                                                            revenues, net assets, cash
                                                                            flow or earnings, or the
                                                                            1,000 largest companies as
                                                                            measured by equity market
                                                                            capitalization. Equity
                                                                            securities include common
                                                                            stocks and American
                                                                            Depositary Receipts. May
                                                                            invest the remaining 35%
                                                                            of assets in other types
                                                                            of securities including
                                                                            foreign securities and
                                                                            securities of smaller
                                                                            companies.

            DESCRIPTION AND RISK OF INSURANCE COMPANY FIXED CONTRACTS

     Insurance company fixed contracts are interest-paying contracts issued by insurance companies such as funding agreements, annuity contracts, and/or guaranteed investment contracts (collectively, "fixed contracts"). A fixed contract is backed and guaranteed by the general account of the issuing insurance company and generally guarantees the preservation of principal and crediting of interest income at fixed rates. Under some fixed contracts, the issuing insurer may, in its discretion, pay a rate of interest that is higher than the minimum amount guaranteed in the contract. The surrender value of fixed contracts that may be acquired by a Portfolio does not change with changes in prevailing interest rates. Accordingly, the value of a fixed contract is expected to be less volatile than a marketable bond.

     The Solution Portfolios may invest in fixed contracts issued by the Adviser or other insurance companies affiliated with ING Groep, N.V., subject to receipt of an order of exemption from the SEC. There can be no assurance that the SEC will grant this exemption. If the exemption is granted, it is expected that a Portfolio could acquire a fixed contract from ILIAC or an affiliate only if the guaranteed interest rate on the fixed contract is at least as favorable as the guaranteed rate on other fixed contracts with similar issue dates, similar services, similar withdrawal and transfer provisions, as other fixed contracts issued by the same insurer, and only if the fixed contract is not subject to any sales load, surrender charge, or market value adjustment.

     Purchasers of fixed contracts bear the credit risk of the issuing insurer's ability to pay interest and to return principal. If prevailing interest rates go up, unless the insurer increases any discretionary interest it pays, the purchaser of a fixed contract could be locked in to a below-market rate for the term of the fixed contract. An insurance company fixed contract may require a Portfolio to maintain a portion of the Portfolio's assets as a liquidity facility in high quality liquid debt securities such as U.S. government securities and short-term paper, and for redemptions to be paid from this liquidity facility before value is withdrawn from the fixed contract. The interest paid on the instruments held as a liquidity facility may be less than the rate paid under the fixed contract. It is expected that a fixed contract from an ING Groep, N.V. insurer would require such a liquidity facility.

                       MORE INFORMATION ON RISKS

     Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the Solution Portfolios:

-    ASSET ALLOCATION IS NO GUARANTEE AGAINST LOSS

     Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Solution Portfolios. Furthermore, the Adviser's allocation of a Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

     There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

     Assets will be allocated among asset classes and markets based on judgments made by the Adviser and the Consultant. There is a risk that a Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

-    PERFORMANCE OF THE UNDERLYING FUNDS WILL VARY

     The performance of the Solution Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

-    TEMPORARY DEFENSIVE POSITIONS

     A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect a Portfolio or Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio's or Underlying Fund's defensive investment position may not be effective in protecting its value.

-    CONFLICT OF INTEREST

     In making decisions on the allocation of the assets of the Solution Portfolios among the Underlying Funds, the Adviser is subject to several conflicts of interest because it serves as the investment adviser to the Solution Portfolios, and it or an affiliate serves as investment adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with the Adviser, while others do not. The Adviser also subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, the Adviser may believe that a redemption from an Underlying Fund will be harmful to that fund or to the Adviser or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, the Adviser may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a Solution Portfolio. With respect to a fixed contract issued by ILIAC or an affiliated insurer, ILIAC serves as the investment adviser to the Solution Portfolios, and is therefore subject to competing interests that have the potential to influence its decision making in connection with the selection of a fixed contract or its terms.

     The Adviser has informed the Fund's Board that it has developed an investment process using an investment committee to make sure that the Solution Portfolios are managed in the best interests of the shareholders of the Solution Portfolios. Nonetheless, investors bear the risk that the Adviser's allocation decisions may be affected by its conflicts of interest.

           RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

     Each Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:

     ACTIVE OR FREQUENT TRADING RISK An Underlying Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading generally involves greater expenses, including brokerage commissions and other transaction costs, which may have an adverse impact on an Underlying Fund's performance.

     ASSET ALLOCATION RISK Assets will be allocated among asset classes and markets based on judgments made by the Adviser and Consultant. There is a risk that a Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

     BANKING CONCENTRATION RISK The risks of concentrating in investments in the banking industry include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations).

     BORROWING AND LEVERAGE RISK An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in the Underlying Fund's return. Borrowing will cost the Underlying Fund interest expense and other fees. The cost of borrowing may reduce the Underlying Fund's return.

     CONCENTRATION RISK When an Underlying Fund invests primarily in securities of companies in a particular market industry, the Underlying Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

     CONVERTIBLE SECURITIES RISK The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

     CREDIT RISK An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

     CREDIT DERIVATIVES RISK Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

     CURRENCY RISK Exposure to foreign currencies may cause the value of an Underlying Fund to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

     DEBT SECURITIES RISK The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

     DEFENSIVE INVESTING RISK An Underlying Fund may invest a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when an Underlying Fund is investing for temporary defensive purposes, which could reduce the underlying returns.

     DEPOSITARY RECEIPT RISK An Underlying Fund may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

     DERIVATIVES RISK Loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Underlying Fund. An Underlying Fund investing in a derivative instrument could lose more than the principal amount invested.

     DIVERSIFICATION RISK Each Portfolio may invest in Underlying Funds that are considered "non-diversified." A non-diversified fund may invest in securities of a fewer number of issuers than diversified funds, which increases the risk that its value could go down because of poor performance of a single investment or a small number of investments.

     EMERGING GROWTH RISK An Underlying Fund's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Underlying Fund's net asset value and the value of your investment.

     EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging market countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described below are heightened when investing in emerging markets countries.

     EQUITY SECURITIES RISK Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

     FOREIGN MARKETS RISK Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Underlying Funds limit foreign investments to securities denominated in U.S. dollars. These Underlying Funds are generally not subject to the risk of changes in currency valuations.

     GEOGRAPHIC FOCUS RISK Certain Underlying Funds may invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. If an Underlying Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An Underlying Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

     GROWTH STOCK RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

     HIGH-YIELD, LOWER GRADE DEBT SECURITIES RISK Because certain Underlying Funds can invest in securities rated below investment grade, their credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Underlying Fund to sell them quickly at an acceptable price. These risks can reduce an Underlying Fund's share prices and the income it earns.

     INABILITY TO SELL SECURITIES RISK Securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

     INCOME RISK An Underlying Fund's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

     INDEX TRACKING RISK Certain Underlying Funds expect a close correlation between the performance of the portion of its assets allocated to stocks and that of an index in both rising and falling markets. The performance of the Underlying Fund's stock investments, however, generally will not be identical to that of the index because of the fees and expenses borne by the Underlying Fund and investor purchases and sales of Underlying Fund shares, which can occur daily.

     INDUSTRY FOCUS RISK To the extent that an Underlying Fund is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

     INITIAL PUBLIC OFFERING RISK Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Underlying Fund's asset base is relatively small. As assets grow, the effect of IPOs on the Underlying Fund's performance will not likely be as significant.

     INTEREST RATE RISK An Underlying Fund's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Underlying Fund will decline. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

     INVESTMENT STYLE RISK Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth

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     and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

     INVESTMENT BY FUNDS OF FUNDS. Each of the Underlying Funds' shares may be purchased by other investment companies, including the funds of funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the LifeStyle Portfolios. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. ING Investments will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Underlying Funds and the the funds of funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940 or under the terms of an exemptive order granted by the SEC.

     INVESTMENT MODELS RISK The proprietary models used by an Underlying Fund's Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

     LARGE POSITIONS RISK An Underlying Fund may establish significant positions in companies which the Underlying Fund's Portfolio Manager has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Underlying Fund's net asset value. The Underlying Fund's returns may be more volatile than those of a less concentrated fund.

     LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's securities.

     LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. An Underlying Fund has the greatest exposure to liquidity risk due to its investments in foreign securities, derivatives, and securities with substantial market and credit risk.

     MANAGER RISK An Underlying Fund's Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no assurance that these will achieve the Underlying Fund's investment objective. The Underlying Fund's Portfolio Manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

     MARKET AND COMPANY RISK The value of the securities in which an Underlying Fund invests may decline due to changing economic, political or market conditions here or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company which issued the security.

     MARKET CAPITALIZATION RISK Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

     MARKET TRENDS RISK Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have broader investment style.

     MATURITY RISK The value of a debt security may change from the time it is issued to when it matures. The longer the period to maturity, the greater the potential for price fluctuation.

     MID-CAPITALIZATION COMPANY RISK Securities of mid-sized companies may be more volatile than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

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     MORTGAGE-RELATED SECURITIES RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

     OTHER INVESTMENT COMPANIES RISK The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the Investment Company Act of 1940 ("1940 Act"), an Underlying Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of an Underlying Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because an Underlying Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

     OVER-THE-COUNTER INVESTMENT RISK Equity securities that are traded over the counter may be more volatile than exchange-listed securities and an Underlying Fund may experience difficulty in purchasing or selling these securities at a fair price.

     PREPAYMENT OR CALL RISK Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

     The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.

     PRICE VOLATILITY RISK Equity securities have historically offered the potential for greater long-term growth than most fixed-income securities. However, they also tend to have larger and more frequent changes in price, which means there is a greater risk you could lose money over the short-term. The prices of equity securities change in response to many factors, including a company's historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The Underlying Funds may invest in large, medium or small companies. Large companies tend to have more stable prices than small or medium sized companies. Companies with small or medium capitalizations may be riskier and more suspectible to price swings. They may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.

     REAL ESTATE RISK Investments in issuers that are principally engaged in real estate, including REITs, may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risk). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increase the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. REITs may also be affected by tax and regulatory requirements.

     REPURCHASE AGREEMENT RISK Repurchase agreements involve the repurchase by the Underlying Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Underlying Fund might incur a loss. If the seller declares bankruptcy, the Underlying Fund might not be able to sell the collateral at the desired time.

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     RESTRICTED AND ILLIQUID SECURITIES RISK Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid and restricted securities investments involve the risk that the securities will not be able to be sold at the time desired.

     SECTOR ALLOCATION RISK An Underlying Fund's Portfolio Manager's expectations about the relative performance of the three principal sectors in which certain Underlying Fund's invest may be inaccurate and the Underlying Fund's returns might be less than other funds using similar strategies.

     SECTOR RISK When an Underlying Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Underlying Fund than it would on a fund that has securities representing a broader range of investments.

     SECURITIES LENDING RISK An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund.

     SHORT SALES RISK Certain Underlying Funds may make short sales, which involves selling a security the Underlying Fund does not own in anticipation that the security's price will decline. Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund.

     SMALL-CAPITALIZATION COMPANY RISK Investment in small-capitalization companies involves a substantial risk of loss. Small-capitalization companies and the market for their equity securities are more likely to be sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and in more limited volumes than securities of larger companies.

     SMALL- AND MID-CAPITALIZATION COMPANY RISK Investment in small- and mid-capitalization companies involves a substantial risk of loss. Small- and mid-capitalization companies and the market for their equity securities are more likely to be sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.

     SOVEREIGN DEBT RISK Certain Underlying Funds invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

     SPECIAL SITUATIONS RISK Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. An Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.

     STOCK RISK Stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.

     UNDERVALUED SECURITIES RISK Prices of securities react to the economic condition of the company that issued the security. An Underlying Fund's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. An Underlying Fund's Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

     U.S. GOVERNMENT SECURITIES RISK Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and

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     bonds, as well as indirect obligations such as the Government National
     Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

     VALUE INVESTING RISK Certain Underlying Funds invest in "value" stocks. An Underlying Fund's Portfolio Manager may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what the Portfolio Manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Underlying Fund's relative performance may suffer.

     ZERO-COUPON RISK Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

                          MANAGEMENT OF THE PORTFOLIOS

     INVESTMENT ADVISER. ING Life Insurance and Annuity Company serves as the investment adviser for each of the Portfolios. The Adviser is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the SEC as an investment adviser. As of December 31, 2004, the Adviser managed over $7.1 billion in registered investment company assets. ING Life Insurance and Annuity Company is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

     The Adviser, subject to the supervision of the Board of Directors of the Fund (each a "Director" and collectively, "Directors"), acts as a "manager-of-managers" for the Fund, and oversees the Fund's day-to-day operations. The Adviser may also recommend the appointment of additional or replacement sub-advisers to the Fund's Directors. The Fund and the Adviser have received exemptive relief from the SEC that permits the Adviser and the Fund to add or terminate sub-advisers without shareholder approval. For the fiscal year ended December 31, 2004, the Adviser received no advisory fees as the Solution Portfolios had not commenced operations. Effective May 1, 2005, the Solution Portfolios will pay an advisory fee equal to 0.10% of each Portfolio's daily net assets.

     The Adviser is responsible for all of its own costs, including the costs of the Adviser's personnel required to carry out its investment advisory duties.

     The Adviser, and not the Solution Portfolios, pays the Consultant a consulting fee equal to the following percentages based on each Portfolio's average daily net assets:

        0.03% of the first $500 million
        0.025% of the next $500 million
        0.02% of the next $1 billion
        0.01% of amounts over $2 billion.

     For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Solution Portfolios' Statement of Additional Information.

     In addition to paying fees under the Solution Portfolios' applicable Distribution/Shareholder Services Plans, the Adviser or ING Financial Advisers, LLC ("Distributor"), out of its own resources may pay additional compensation to affiliated and non-affiliated insurance companies that offer variable life and variable annuity contracts ("Variable Contracts") for which the Solution Portfolios serve as underlying investment options, based upon an annual percentage of the average net assets held in the Solution Portfolios by those companies. The Adviser and Distributor may pay this compensation for administrative, record keeping or other services that insurance companies provide to the Solution Portfolios. These payments may also provide incentive, or other payments may be made as an incentive for insurance companies to make the Solution Portfolios available through the Variable Contracts issued by the insurance company. These additional payments are not disclosed in the Portfolio Fees and Expenses table in this Prospectus, and do not increase, directly or indirectly, the fees and expenses payable by a Portfolio. The Adviser and Distributor do not receive any separate fees from the Solution Portfolios for making these payments.

     More particularly, the Adviser may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if the Portfolio sells to Qualified Plans. The Adviser has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; Southland Life Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which

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     the companies generally receive a fee equal to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Portfolios through these insurers, for administrative services provided to the Solution Portfolios. During the year ended December 31, 2004, the Adviser made no payments pursuant to such arrangements with these insurance companies.

     The insurance companies through which investors hold shares of the Solution Portfolios also may pay fees in connection with the distribution of Variable Contracts and for services provided to contract owners and/or Qualified Plan participants. Investors should consult the prospectus and statement of additional information ("SAI") for their Variable Contracts for a discussion of these payments.

-    INVESTMENT COMMITTEE

     An Investment Committee of the Adviser reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and determines the asset allocations for the Portfolios.The Investment Committee is responsible for the day-to-day management of the Solution Portfolios. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations.

     The members of the Investment Committee are: Marc Boisvert, William A. Evans, Shaun P. Mathews, Jeffery Stout, Laurie M. Tillinghast and Stan Vyner.

     The SAI provides additional information about each Investment Committee member's compensation, other funds overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Portfolios.

-    INFORMATION ABOUT THE CONSULTANT

     The Consultant is an indirect wholly-owned subsidiary of ING Groep N.V. and an affiliate of the Adviser. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides a customizable approach which can meet the unique needs of their clients; investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk within a Portfolio; a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.

-    PORTFOLIO DISTRIBUTION

     Each Portfolio is distributed by ING Financial Advisers, LLC a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                             SHAREHOLDER INFORMATION

-    CLASSES OF SHARES

     The Fund offers three classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the S Class and ADV Class shares are offered in this Prospectus.

     The Fund has adopted a Shareholder Services Plan ("Service Plan") for the S Class and ADV Class shares of each Portfolio. The Service Plan allows the Fund's administrator, ING Funds Services, LLC ("Administrator"), to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to S Class or ADV Class shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Solution Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its S Class and ADV Class shares, respectively.

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the ADV Class shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to the Fund's Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

- HOW WE COMPENSATE ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

     ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Solution Portfolios' Rule 12b-1 Plan, the Portfolios' investment adviser or distributor, out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Solution Portfolios by those companies. The Solution Portfolios' investment adviser and distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Solution Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

     The distributing broker-dealer for the Solution Portfolios is ING Financial Advisers, LLC. ING Financial Advisers, LLC has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Solution Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the investment adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

     The investment adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Solution Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

     The insurance companies through which investors hold shares of the Solution Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Solution Portfolios, the investment adviser, or the distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

     Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

-    COMBINATION WITH ING SOLUTION INCOME PORTFOLIO

     When ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio reaches their respective Target Date, they may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Fund's Board determines that combining such Portfolio with the ING Solution Income Portfolio would be in the best interests of the Portfolios and their shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio's Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.

-    NET ASSET VALUE

     The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Solutions Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

     The NAVs of the Solution Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Portfolio invests in other registered investment companies, the Portfolio's or Underlying Fund's NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.

     Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem a Portfolio's or Underlying Fund's shares.

     When market quotations are not available or are deemed unreliable, the Portfolio Manager to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

     - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;
     -  Securities of an issuer that has entered into a restructuring;
     -  Securities whose trading has been halted or suspended;
     - Fixed-income securities that have gone into default and for which there is not current market value quotation; and
     -  Securities that are restricted as to transfer or resale.

     Each Portfolio Manager to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Portfolio Manager makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

     When an insurance company or Qualified Plan buys shares of the Solution Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Solution Portfolios buys shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

-    PRICING OF PORTFOLIO SHARES

     Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a that day's price, the order must be received by Market Close. The Solution Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Solution Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

-    PURCHASE AND REDEMPTION OF SHARES

     Each Portfolio is available to serve as an investment option through variable annuity and variable life insurance separate accounts and Qualified Plans outside the separate account context. The Solution Portfolios also may be made available to custodial accounts, certain investment advisers and their affiliates, management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plan, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Solution Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

     The Solution Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations revenue ruling or private letter ruling issued by the Internal Revenue Service. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies or other permitted investors, for which the Solution Portfolios serve as an investment medium might at some time be in conflict because of differences in tax treatment or other considerations. The Solution Portfolios' Board intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Solution Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

     The Solution Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

     Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Solution Portfolios as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

-    FREQUENT TRADING - MARKET TIMING

     The Solution Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Solution Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

     The Solution Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Solution Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.

     The Solution Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Solution Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Solution Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Solution Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.

     Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.

     Although the policies and procedures known to the Solution Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing traders in the Solution Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of a Portfolio's shareholders.

-    PORTFOLIO HOLDINGS DISCLOSURE POLICY

     A description of the Solution Portfolios' policies and procedures with respect to the disclosure of the Solution Portfolios' portfolio securities is available in the SAI. Each Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the Portfolio will post the quarter ending June 30 holdings on August 1). Each Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolios' website until the Solution Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Solution Portfolios' website is located at www.ingfunds.com.

-    DIVIDENDS

     Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

-    TAX MATTERS

     Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

     Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts. Specifically, each Portfolio intends to diversify it investments either directly and/or through the Underlying Funds' investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

     If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarily, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Solutions Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

-    REPORTS TO SHAREHOLDERS

     The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

-    CUSTODIAN

     The Bank of New York Company, Inc., One Wall Street, New York, NY 10286, serves as Custodian of the Fund's securities and cash. The Custodian also is responsible for safekeeping the Fund's assets and for portfolio accounting services for the Solution Portfolios.

-    LEGAL COUNSEL

     Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

-    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP serves as an independent registered public accounting firm for the Solution Portfolios. KPMG LLP is located at 99 High Street, Boston, MA 02110.

                              FINANCIAL HIGHLIGHTS

     Financial highlights are not provided for the Solution Portfolios as the Portfolios had not commenced operations as of the date of this Prospectus.

                               ING PARTNERS, INC.
                              151 FARMINGTON AVENUE
                             HARTFORD, CT 06156-8962

     For investors who want more information about the Fund, the following documents are available free upon request:

     - STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated April 29, 2005, contains more detailed information about the Fund and is incorporated by reference into (made legally a part of) this prospectus.

     - ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments will be available in the Fund's semi-annual reports to shareholders on or about September 1, 2005 and in the Fund's annual report to shareholders on or about March 1, 2006. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     For a free copy of the SAI or the Fund's annual and semi-annual reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.

     The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.


                                        Investment Company Act File No. 811-8319

                               ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258
                                 (800) 992-0180
                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 29, 2005

                          ING SOLUTION INCOME PORTFOLIO
                           ING SOLUTION 2015 PORTFOLIO
                           ING SOLUTION 2025 PORTFOLIO
                           ING SOLUTION 2035 PORTFOLIO
                           ING SOLUTION 2045 PORTFOLIO

                                  INITIAL CLASS
                                  SERVICE CLASS
                                  ADVISER CLASS

This Statement of Additional Information ("SAI") is not a prospectus but is incorporated therein by reference and should be read in conjunction with the Initial Class Prospectus and Service and Adviser Class Prospectus (each a "Prospectus" and collectively, the "Prospectuses") for ING Partners, Inc. ("Fund"), each dated April 29, 2005, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Terms used in this SAI have the same meaning as in the Prospectus, and some additional terms are defined particularly for this SAI. Copies of the Prospectuses and Annual or Semi-Annual Reports, when available, may be obtained upon request and without charge by contacting the Fund at the address or phone number above.

Shares of the Fund are sold to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies ("Variable Contracts"). The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and any investment adviser to the Fund as well as to the general accounts of any insurance company whose separate accounts hold shares of the Fund. Shares of the Fund are currently offered to separate accounts ("Variable Contracts") of insurance companies that are subsidiaries of ING Groep N.V. For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
FUND HISTORY                                                                       2
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS                              2
DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES            3
MANAGEMENT OF THE FUND                                                            59
BOARD                                                                             66
COMPENSATION OF DIRECTORS                                                         68
CODE OF ETHICS                                                                    73
DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES                                     73
PROXY VOTING PROCEDURES                                                           74
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                        75
INVESTMENT ADVISORY AND OTHER SERVICES                                            75
PRINCIPAL UNDERWRITER                                                             79
BROKERAGE ALLOCATION AND TRADING POLICIES                                         79
DESCRIPTION OF SHARES                                                             81
VOTING RIGHTS                                                                     82
COMBINATION WITH ING SOLUTION INCOME PORTFOLIO                                    83
NET ASSET VALUE                                                                   83
TAX STATUS                                                                        85
FINANCIAL STATEMENTS                                                              88
APPENDIX A                                                                         1
EXHIBIT B                                                                          1

                                  FUND HISTORY

ING Partners, Inc., formerly known as Portfolio Partners, Inc., was incorporated in 1997 in Maryland and commenced operations on November 28, 1997. The Fund changed its name to ING Partners, Inc. effective May 1, 2002.


              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, diversified management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Fund currently has authorized the following series: ING American Century Large Company Value Portfolio, ING American Century Select Portfolio, ING American Century Small Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING Fundamental Research Portfolio, ING Solution Income Portfolio, ("ING Solution Income"), ING Solution 2015 Portfolio ("ING Solution 2015"), ING Solution 2025 Portfolio ("ING Solution 2025"), ING Solution 2035 Portfolio ("ING Solution 2035"), ING Solution 2045 Portfolio ("ING Solution 2045"), ING Goldman Sachs(R) Capital Growth Portfolio, ING Goldman Sachs(R) Core Equity Portfolio, ING JPMorgan Fleming International Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING MFS Capital Opportunities Portfolio, ING OpCap Balanced Value Portfolio, ING Oppenheimer Global Portfolio, ING Oppenheimer Strategic Income Portfolio, ING PIMCO Total Return Portfolio, ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio, ING Salomon Brothers Large Cap Growth Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING UBS U.S. Large Cap Equity Portfolio, ING Van Kampen Comstock Portfolio, and ING Van Kampen Equity and Income Portfolio. This SAI only pertains to: ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and the ING Solution 2045 Portfolio (each, a "Portfolio," collectively, the "Portfolios"), which are newly established series of the Fund.

The investment policies and restrictions of the Portfolios, set forth below, are matters of fundamental policy for purposes of the Investment Company Act of 1940 ("1940 Act"), and therefore cannot be changed, with regard to a particular Portfolio, without the approval of a majority of the outstanding voting securities of that Portfolio as defined by the 1940 Act. This means the lesser of: (i) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of a Portfolio.

AS A MATTER OF FUNDAMENTAL POLICY, NO PORTFOLIO WILL:

1. With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies), if as a result (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2. "Concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. Government, its agencies or instrumentalities).

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3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder.

4. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans.

5. Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Portfolio for its portfolio, a Portfolio may be deemed to be an underwriter under applicable law.

6. Purchase or sell real estate, except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

7. Issue any senior security (as defined in the 1940 Act), except that (i) a Portfolio may enter into commitments to purchase securities in accordance with a Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities.

8. Purchase physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

     DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES

The Portfolios normally invest all of their assets in shares of other ING Funds ("Underlying Funds"), as described in the Prospectus. The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolios do not invest directly in securities. However, the Portfolios are subject to the risks described below indirectly through their investment in the Underlying Funds.

INVESTMENT POLICIES AND PRACTICES


U.S. GOVERNMENT SECURITIES-- The Underlying Funds may purchase securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. Government agencies or instrumentalities in which an Underlying Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Underlying Funds will invest in securities of U.S. government agencies or instrumentalities only if the Underlying Fund's Portfolio Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

The Underlying Funds also may invest in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies. U.S. Treasury obligations include Treasury bills, Treasury notes, and

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Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"), some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"), others are supported only by the credit of the entity that issued them, such as Federal
Home Loan Mortgage Corporation obligations ("Freddie Macs").

Municipal Securities - Certain of the Underlying Funds may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issue at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Municipal Lease Obligations - Certain Underlying Funds may invest in municipal lease obligations, which are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. International may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

An Underlying Fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Underlying Fund's Portfolio Manager or Portfolio Manager to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Underlying Fund's Portfolio Manager deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES - Certain of the Underlying Funds may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

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Custodial receipts may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain of the Underlying Funds also may invest in separately issued interests in custodial receipts and trust certificates. Although under the terms of a custodial receipt the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the Underlying Funds are based on the opinion of counsel to the sponsors of the instruments.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS - Certain of the Underlying Funds may invest in (1) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations ("S&Ls"). Certain of the Underlying Funds also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See "Foreign Securities" discussion in this SAI for further information regarding risks attendant with investment in foreign securities.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the

                                        5
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investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. An Underlying Fund will not invest in fixed-time deposits (1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

LOAN PARTICIPATIONS-- Certain of the Underlying Funds may invest in loan participations, subject to the Underlying Fund's limitation on investments in illiquid investments. A loan participation is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of an Underlying Fund's net assets may be invested in loan participations with the same borrower. The issuing financial institution may have no obligation to an Underlying Fund other than to pay such Underlying Fund the proportionate amount of the principal and interest payments it receives.

Loan participations are primarily dependent on the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, an Underlying Fund could experience a reduction in its income. The value of that loan participation might also decline. If the issuing financial institution fails to perform its obligation under the participation agreement, the Underlying Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

Certain Underlying Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Underlying Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which an Underlying Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

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A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank's general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (E.G., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund's share price and yield could be adversely affected. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Certain Underlying Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

Each Underlying Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, an Underlying Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Underlying Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between an Underlying Fund and the corporate borrower, if the participation does not shift to the Underlying Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Underlying Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Underlying Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict an Underlying Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Underlying Fund's Portfolio Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Underlying Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Underlying Funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of portfolios or assets by an Underlying Fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Underlying Funds. For example, if a loan is foreclosed, an

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Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Underlying Funds rely on research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Funds.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES - Certain of the Underlying Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Underlying Fund is committed to advancing additional funds, it will at all times segregate assets, determined to be liquid by the Underlying Fund's Portfolio Manager in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments. Certain of the Underlying Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund's limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Underlying Fund's investment restriction relating to the lending of funds or assets.

TO BE ANNOUNCED ("TBA") SALE COMMITMENTS - TBAs involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

"WHEN-ISSUED" SECURITIES-- The Underlying Funds may purchase securities on a "when-issued" or on a "forward delivery" basis. When an Underlying Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of an Underlying Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, an Underlying Fund will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. However, although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases.

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For example, an Underlying Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if an Underlying Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, an Underlying Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than an Underlying Fund's payment obligation).

SECURITIES LENDING-- Each Underlying Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. An Underlying Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. An Underlying Fund will not have the right to vote any securities having voting rights during the existence of the loan, but an Underlying Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by an Underlying Fund would be invested in high quality, short-term money market instruments. The Underlying Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by an Underlying Fund represent not more than one-third of the value of its total assets.

COMMON STOCK AND OTHER EQUITY SECURITIES - Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives an Underlying Fund the right to vote on measures affecting the company's organization and operations.

The Underlying Funds may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for an Underlying Fund, the Underlying Fund's Portfolio Manager will generally invest the Underlying Fund's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

PREFERRED SECURITIES-- The Underlying Funds may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock or the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

CONVERTIBLE SECURITIES-- Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, each Underlying Fund's Portfolio Manager will give primary emphasis to the attractiveness of the underlying common stock.

The Underlying Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

CORPORATE DEBT SECURITIES - Certain of the Underling Funds may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Underlying Fund will not accrue any income on these securities prior to delivery. The Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody's Investors Service ("Moody's") or Standard and Poor's do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Underlying Fund's Portfolio Manager of the Underlying Fund.

CORPORATE ASSET-BACKED SECURITIES-- Certain of the Underlying Funds may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security. Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

HIGH YIELD BONDS - "High Yield Bonds" (commonly referred to as "junk bonds"), are bonds rated lower than Baa3 by Moody's or BBB- by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, of equivalent quality. In general, high yield bonds are not considered to be investment grade and investors should consider the risks associated with high yield bonds before investing in a Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Underlying Fund may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. There are also special tax considerations associated with investing in high yield securities structured as zero-coupon or pay-in-kind securities.

The secondary market in which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Underlying Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Underlying Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

CORPORATE REORGANIZATIONS-- Certain of the Underlying Funds may purchase indebtedness and participations, secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superceded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of an Underlying Fund's Portfolio Manager that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

REPURCHASE AGREEMENTS-- The Underlying Funds may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the New York Stock Exchange, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Underlying Fund's Portfolio Manager has determined to be of comparable creditworthiness. The securities that an Underlying Fund purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the U.S. government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, an Underlying Fund will have the right to liquidate the securities. If, at the time an Underlying Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. The Underlying Fund 's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Underlying Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, an Underlying Fund only enters into repurchase agreements after its Portfolio Manager has determined that the seller is creditworthy, and the Portfolio Manager monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Underlying Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

REVERSE REPURCHASE AGREEMENTS-- Certain of the Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Underlying Fund will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price, and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Underlying Fund's outstanding shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent an Underlying Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Underlying Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Underlying Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Underlying Fund.

MORTGAGE DOLLAR ROLL TRANSACTIONS-- Certain of the Underlying Funds may engage in mortgage dollar roll transactions. A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction an Underlying Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

An Underlying Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Underlying Fund's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to an Underlying Fund's overall limitations on investments in illiquid securities.

SEGREGATED ACCOUNTS-- When an Underlying Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Underlying Fund's obligation or commitment under such transactions. Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

FLOATING AND VARIABLE RATE INSTRUMENTS-- Certain of the Underlying Funds may invest in floating rate and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. An Underlying Fund's Portfolio Manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, each Underlying Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, an Underlying Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

ILLIQUID SECURITIES - Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when an Underlying Fund's Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund's decision to dispose of these securities and the time when an Underlying Fund is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Underlying Fund's Board of Directors/Trustees.

RESTRICTED SECURITIES-- Certain of the Underlying Funds also may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). An Underlying Fund's Board of Directors/Trustees, based upon information and recommendations provided by the Portfolio Manager, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held by the Underlying Fund. Subject to an Underlying Fund's limitations on investments in illiquid investments and subject to the diversification requirements of the Code, an Underlying Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Underlying Funds' inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other 144A securities do not have registration rights attached when first issued. As such, these securities can only be bought from and sold to "QIBs." Nonetheless, a small market exists for trading 144A securities. An Underlying Fund may not be able to sell these securities when its Portfolio Manager wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

BORROWING - Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on an Underlying Fund's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Underlying Fund's shares. In the event that an Underlying Fund borrows, the Underlying Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Underlying Fund's borrowing limitations to the extent that the Underlying Fund establishes and maintains liquid assets in a segregated account with the Trust's custodian (or earmark liquid assets on its records) equal to the Underlying Fund's obligations under the when-issued or delayed delivery arrangement.

LENDING OF PORTFOLIO SECURITIES- In order to generate additional income, certain Underlying Funds may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Underlying Funds and are collateralized by cash, securities or letters of credit. The Underlying Funds might experience a loss if its financial institution defaults on the loan.

The borrower at all times during the loan must maintain with the Underlying Funds cash or cash equivalent collateral or provide to the Underlying Funds an irrevocable letter of credit equal in value to at least6 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Underlying Funds any interest paid on such securities, and the Underlying Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Underlying Funds or the borrower at any time. The Underlying Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

PORTFOLIO HEDGING- Hedging against changes in financial markets, currency rates and interest rates may be utilized. One form of hedging is with "derivatives." Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or commodity. Hedging transactions involve certain risks. There can be no assurances that an Underlying Fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful. Although an Underlying Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Underlying Fund than if it did not hedge. If the Underlying Fund does not correctly predict a hedge, it may lose money. In addition, each Underlying Fund pays commissions and other costs in connection with hedging transactions.

     RISKS ASSOCIATED WITH HEDGING TRANSACTIONS.

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Underlying Fund's Portfolio Manager's view as to certain market movements is incorrect, the risk that the use of hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Underlying Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Underlying Fund to hold a security it might otherwise sell. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Underlying Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the using governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Underlying Funds if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Underlying Funds pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Underlying Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

     RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

One form of hedging that may be utilized by certain of the Underlying Funds is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities typically offered to investors, such as the Underlying Funds, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value of the Underlying Fund's other assets. Although the Underlying Funds will enter into such contracts with the intention of acquiring securities, the Underlying Funds may dispose of a commitment prior to the settlement if the Investment Adviser deems it appropriate to do so. The Underlying Funds may realize short-term profits or losses upon the sale of forward commitments.

REAL ESTATE INVESTMENT TRUSTS ("REITs")-- Certain of the Underlying Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986 ("Code"). An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

INITIAL PUBLIC OFFERINGS ("IPOs") - IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Underlying Fund's Portfolio Manager might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolios. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Underlying Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Underlying Funds' performance when the Underlying Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Underlying Funds' returns particularly when the Underlying Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Underlying Funds' assets as it increases in size and therefore have a more limited effect on the Underlying Funds' performance in the future.

There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase. The number or quality of IPOs available for purchase by the Underlying Funds may vary, or entirely disappear. In some cases, the Underlying Funds may not be able to purchase IPOs at the offering price, but may purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolios to realize a profit.

SMALL COMPANIES - Certain of the Underlying Funds may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of an Underlying Fund to dispose of such securities may be greatly limited, and an Underlying Fund may have to continue to hold such securities during periods when its manager would otherwise have sold the security. It is possible that an Underlying Fund's manager or an affiliate or client of an Underlying Fund's manager may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Underlying Fund which it manages.

UNSEASONED COMPANIES - Certain of the Underlying Funds may invest in companies (including predecessors) which have been in operation for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

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PRIVATE FUNDS - Certain of the Underlying Funds may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds under certain circumstances are investment companies for purposes of the 1940 Act, the Underlying Fund's ability to invest in them will be limited. In addition, shareholders of the Underlying Fund will remain subject to the Underlying Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Underlying Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the entire investment in the Private Fund.

STRATEGIC TRANSACTIONS - Certain of the Underlying Funds may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed income securities, or to seek potentially higher returns. Utilizing these investment strategies, the Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Funds, exchange-listed and over-the-counter put and call on securities, equity and fixed income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Underlying Fund to utilize these Strategic Transactions successfully will depend on the Underlying Fund's Portfolio Manager's ability to predict, which cannot be assured, pertinent market movements. The Underlying Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

SPECIAL SITUATIONS - A special situation arises when, in the opinion of an Underlying Fund's Portfolio Manager, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

FOREIGN EQUITY SECURITIES - Certain Underlying Funds may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"), which are described below. Some Underlying Funds may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this SAI for further description of these securities.

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign

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countries with economic policies or business cycles different from those of the
United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates may affect the value of securities in an Underlying Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. An Underlying Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an Underlying Fund's investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that an Underlying Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

EQUITY DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS - Certain Underlying Funds may invest assets in equity and/or debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

FOREIGN CURRENCY TRANSACTIONS - Certain of the Underlying Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Underlying Funds may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

FORWARD CURRENCY CONTRACTS - Certain of the Underlying Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. An Underlying Fund may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

The Underlying Funds may enter into forward foreign currency contracts in two circumstances. When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when an Underlying Fund's Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Fund's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

None of the Underlying Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund's securities or other assets denominated in that currency, unless the Underlying Fund covers the excess with sufficient segregated assets. At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Fund is obligated to deliver. If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Underlying Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out a forward currency position, and in such an event, the Underlying Fund might not be able to effect a closing purchase transaction at any particular time. In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

FOREIGN DEBT SECURITIES, BRADY BONDS-- Certain of the Underlying Funds may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that the Underlying Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Underlying Fund to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Underlying Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Underlying Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Underlying Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES-- Certain of the Underlying Funds may invest in principal exchange rate linked securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER-- Certain of the Underlying Funds may invest in performance indexed paper. Performance indexed paper ("PIPs(SM)") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

AMERICAN DEPOSITARY RECEIPTS-- Certain of the Underlying Funds may invest in ADRs, which are certificates issued by a U.S. depository (usually a bank) that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. An Underlying Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. An Underlying Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Underlying Fund's custodian in five days. An Underlying Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency. ADRs will be considered to be denominated in U.S. dollars and not treated as "foreign securities" for purposes of the limitations on such investments.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICs")-- Certain of the Underlying Funds may invest in PFICs. Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. The Underlying Funds are subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Underlying Fund's assets may be invested in such securities.

OTHER INVESTMENT COMPANIES - An investment company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies fees and expenses.

EXCHANGE-TRADED FUNDS ("ETFs") - An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and traded similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Underlying Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Underlying Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when an Underlying Fund invests in ETF's, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF's fees and expenses.

HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs") - HOLDRs are trust-issued receipts that represent an Underlying Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, an Underlying Fund's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

INDEX-RELATED SECURITIES ("EQUITY EQUIVALENTS") - Certain of the Underlying Funds are permitted to invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on The Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Underlying Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Underlying Fund's assets across a broad range of equity securities.

To the extent the Underlying Fund invests in securities of other investment companies, Underlying Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, shareholders of the Underlying Fund may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Underlying Fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the Underlying Fund.

SENIOR LOANS- Certain Underlying Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes "Senior Loans". Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of an Underlying Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

CREDIT RISK. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

COLLATERAL. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

LIMITED SECONDARY MARKET. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Portfolio's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

HYBRID LOANS. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, an Underlying Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

SUBORDINATED AND UNSECURED LOANS. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

WARRANTS-- Certain of the Underlying Funds may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

FOREIGN CURRENCY WARRANTS - Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (E.G., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

ZERO COUPON, DEFERRED INTEREST AND PIK BONDS-- Fixed income securities that the Underlying Funds may invest in include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund's distribution obligations.

SHORT-TERM CORPORATE DEBT SECURITIES AND COMMERCIAL PAPER-- Certain of the Underlying Funds may invest in short-term corporate debt securities and commercial paper. Short-term corporate debt securities are outstanding, nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates. Commercial Paper are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

COLLATERALIZED DEBT OBLIGATIONS-- Certain of the Underlying Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Underlying Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Fund's prospectus (E.G., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

STRUCTURED SECURITIES - Certain of the Underlying Funds may invest in structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

LOWER RATED FIXED-INCOME SECURITIES-- Certain of the Underlying Funds may invest in lower rated fixed-income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch IBCA, Investors Service ("Fitch") and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

Certain of the Underlying Funds may also invest in high-yield, below investment grade fixed-income securities, which are rated Ba or lower by Moody's or BB or lower by S&P or by Fitch, or, if unrated, of comparable quality. No minimum rating standard is required by the Underlying Funds. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. High-yield, below investment grade, fixed-income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Underlying Fund's Portfolio Manager's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market. For a description of the rating categories described above, see the attached Appendix A.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although an Underlying Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, an Underlying Fund may receive a capital loss on its investment if the security was purchased at a premium and an Underlying Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Underlying Fund.

While an Underlying Fund's Portfolio Manager may refer to ratings issued by established credit rating agencies, it is not the Underlying Funds' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Underlying Fund's Portfolio Manager's own independent and ongoing review of credit quality. To the extent an Underlying Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Underlying Fund's Portfolio Manager's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds which are described above.

SHORT SALES - A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation of a decline in market price. Certain of the Underlying Funds may make short sales to offset a potential decline in a long position or a group of long positions, or if the an Underlying Fund's Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely. The Underlying Fund's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. An Underlying Fund is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

SHORT SALES AGAINST THE BOX - A short sale "against the box" is a short sale where, at the time of the short sale, the Underlying Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. An Underlying Fund would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Underlying Fund.

MORTGAGE-RELATED SECURITIES-- Certain of the Underlying Funds may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

COMMERCIAL MORTGAGE-BACKED SECURITIES - Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

AGENCY-MORTGAGE-RELATED SECURITIES: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (GNMA), the Federal National Mortgage Securities ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

FANNIE MAE SECURITIES: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

FEDERAL HOME LOAN MORTGAGE CORPORATION SECURITIES: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES: GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMs"): ARMs are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow an Underlying Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, an Underlying Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to an Underlying Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Underlying Funds consider GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. government securities for purposes of each Underlying Fund's investment policies.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. Each Underlying Fund limits its investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Underlying Funds may invest in, among other things, "parallel pay" CMOs, Planned Amortization Class CMOs ("PAC Bonds") and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Underlying Funds will not invest in residual REMICs. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government Mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

SUBORDINATED MORTGAGE SECURITIES: Certain of the Underlying Funds may invest in subordinated mortgage securities. Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

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The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (I.E., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to an Underlying Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. An Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

An Underlying Fund's Portfolio Manager will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the

                                       33
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pool of mortgages securing both the senior and subordinated residential mortgage securities. An Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Underlying Fund's Portfolio Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Underlying
Fund's Portfolio Manager will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

ADDITIONAL RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current

                                       34
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conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by an Underlying Fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

STRIPPED MORTGAGE-BACKED SECURITIES-- Certain Underlying Funds may invest in stripped mortgage-backed securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to an Underlying Fund's limitations on investment in illiquid securities.

FOREIGN-RELATED MORTGAGE SECURITIES - Certain of the Underlying Funds may invest in foreign-related mortgage securities. Foreign-related mortgage securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

ASSET-BACKED SECURITIES - Certain of the Underlying Funds may invest in asset-back securities. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in these securities will be affected by

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

reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities include Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities also include Aircraft Lease Receivables ("ALRs"). ALRs are generally structured as a passthrough trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

Asset-backed securities can also include collateralized putable notes ("CPNs"). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

HYBRID INSTRUMENTS-- Certain of the Underlying Funds may invest in hybrid instruments. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in

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

time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy would be successful and an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which an Underlying Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures

                                       37
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Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of an Underlying Fund. Accordingly, each Underlying Fund will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that an Underlying Fund's investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

SWAPS, CAPS, FLOORS AND COLLARS-- Among the transactions into which certain of the Underlying Funds may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. An Underlying Fund may also enter into options on swap agreements ("swap options"). An Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Underlying Fund anticipates purchasing at a later date. An Underlying Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Certain of the Underlying Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, an Underlying Fund's Portfolio Manager and the Underlying Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. An Underlying Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Underlying Fund's Portfolio Manager. If there is a default by the counterparty, an Underlying
Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

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

Certain of the Underlying Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Underlying Fund would keep the stream of payments and would have no payment obligations. As the seller, the Underlying Fund would be subject to investment exposure on the notional amount of the swap.

Certain of the Underlying Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Underlying Fund in the event of a default.

Certain of the Underlying Funds may also enter into options on swap agreements ("swap options"). A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Whether an Underlying Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Underlying Fund's Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Underlying Fund s by the Internal Revenue Code may limit an Underlying Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Underlying Fund writes a swap option, upon exercise of the option the Underlying Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms.

Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS - Certain of the Underlying Funds may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investments."

MUNICIPAL BONDS-- Certain of the Underlying Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which an Underlying Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, an Underlying Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. An Underlying Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. An Underlying Fund also may purchase Municipal Bonds due to changes in the Underlying Fund's Portfolio Manager's evaluation of the issuer or cash needs resulting from redemption requests for portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect an

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Underlying Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

An Underlying Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of an Underlying Fund's Municipal Bonds in the same manner.

INFLATION-INDEXED BONDS-- Certain of the Underlying Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an Underlying Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. An Underlying Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

EVENT-LINKED BONDS-- Certain of the Underlying Funds may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, an Underlying Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that an Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and an Underlying Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Underlying Fund.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS - Certain of the Underlying Funds may invest in industrial development and pollution control bonds. Tax-exempt industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

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PARTICIPATION ON CREDITORS COMMITTEES - Certain of the Underlying Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund. Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund will participate on such committees only when the Underlying Fund's Portfolio Manager believes that such participation is necessary or desirable to enforce the Underlying Fund's rights as a creditor or to protect the value of securities held by the Underlying Fund.

INSURANCE COMPANY FIXED CONTRACTS - The Solution Portfolios may invest in interest-paying contracts issued by insurance companies such as funding agreements, annuity contracts, and/or guaranteed investment contracts (collectively, "fixed contracts"). A fixed contract is backed and guaranteed by the general account of the issuing insurance company, and generally guarantees the preservation of principal and crediting of interest income at fixed rates. Under some fixed contracts, the issuing insurer may, in its discretion, pay a rate of interest that is higher than the minimum amount guaranteed in the contract. A Portfolio will not acquire a fixed contract that is subject to a market value adjustment or other charge upon surrender.

Insurance company fixed contracts may not be transferable, but generally permit an investor to obtain the surrender value of the contract by surrendering the contract to the issuing insurer. Generally, the guaranteed minimum interest rate payable under a fixed contract does not change with changes in prevailing interest rates, and the purchaser locks in the guaranteed minimum rate in the contract. Accordingly, an investor can benefit if prevailing rates go down, but if prevailing rates go up, unless the insurer increases any discretionary interest it pays, the investor would be locked in to a below-market rate for the duration of the fixed contract. The surrender value of fixed contracts that may be acquired by a Portfolio does not change with changes in prevailing interest rates. Accordingly, a fixed contract is not expected to be as volatile as a marketable bond. Fixed contracts may not be liquid. Purchasers of fixed contracts bear the credit risk of the issuing insurer's ability to pay interest and to return principal.

The Solution Portfolios may invest in fixed contracts issued by ILIAC or other insurance companies affiliated with ING, subject to receipt of an order of exemption from the SEC. There can be no assurance that the SEC will grant this exemption. If the exemption is granted, it is expected that a Portfolio could acquire a fixed contract from ILIAC or an insurer that is affiliated with ILIAC only if the guaranteed interest rate on the fixed contract is at least as favorable as the guaranteed rate on all other fixed contracts with similar issue dates, similar services, similar withdrawal and transfer provisions, as other fixed contracts issued by ILIAC or an affiliated ING insurance company. An ING fixed contract must be supported by underlying investments of similar quality and duration as other fixed contracts issued by the insurer. In addition, a Portfolio may acquire an ING fixed contract only if it is not subject to any sales load and if the Portfolio could withdraw its assets at any time without the imposition of a sales charge or market value adjustment. ILIAC serves as the investment adviser to the Portfolios, and is therefore subject to competing interests that have the potential to influence its decision making in connection with the selection of a fixed contract or its terms, and investors bear the risk that a portfolio may be better off with a different investment.

CREDIT-LINKED NOTES - Certain of the Underlying Funds may invest in credit-linked notes ("CLN"). A CLN is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Underlying Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either a fixed or floating coupon rate during

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the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

TRUST-PREFERRED SECURITIES - Certain of the Underlying Funds may invest in trust-preferred securities, which are also known as trust-issued securities. Trust-preferred securities are securities that have the characteristics of both debt and equity instruments. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust's common securities, which represents three percent of the trust's assets. The remaining 97% of the trust's assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the payments received to make dividend payments to the holders of the trust-preferred securities. The primary advantage of this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Underlying Funds will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Underlying Fund.

OPTIONS ON SECURITIES-- Certain Underlying Funds may purchase and write (sell) call and put options on securities. An Underlying Fund may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. An Underlying Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

An Underlying Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Underlying Fund wants to purchase at a later date. An Underlying Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option sold by an Underlying Fund is "covered" if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus held in accordance with regulatory requirements, if an Underlying Fund holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or
(b) is greater than the

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

exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). If a put option is sold by an Underlying Fund, the Underlying Fund will maintain liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmark on its records), or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is equal to or greater than the exercise price of the put sold or where the exercise price of the put held is less than the exercise price of the put sold if the Underlying Fund maintains in a segregated account with the custodian (or earmarks on its records), liquid securities with an aggregate value equal to the difference.

Effecting a closing transaction in the case of a sold call option will permit an Underlying Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Underlying Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit an Underlying Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of an Underlying Fund, provided that another option on such security is not sold.

An Underlying Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Underlying Fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Underlying Fund is more than the premium paid for the original purchase. Conversely, an Underlying Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Underlying Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Underlying Fund.

An Underlying Fund may sell options in connection with buy-and-write transactions; that is, the Underlying Fund may purchase a security and then sell a call option against that security. The exercise price of the call an Underlying Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an Underlying Fund's maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Underlying Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Underlying Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, an Underlying Fund may elect to close the position or retain the option until it is exercised, at which time the Underlying Fund will be required to take delivery of the security at the exercise price; the Underlying Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by an Underlying Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

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An Underlying Fund may also sell combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By entering into a straddle, an Underlying Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Underlying Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, an Underlying Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, an Underlying Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by an Underlying Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

An Underlying Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit an Underlying Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Underlying Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

An Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Underlying Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Underlying Fund.

In certain instances, an Underlying Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call"), or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Underlying Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Underlying Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

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OPTIONS ON STOCK INDICES-- Certain of the Underlying Funds may purchase and sell call and put options on stock indices. An Underlying Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Underlying Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although an Underlying Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. An
Underlying Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

An Underlying Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Underlying Fund's Portfolio Manager, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio. When an Underlying Fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Underlying Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. An Underlying Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). An Underlying Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

An Underlying Fund will receive a premium from selling a put or call option, which increases the Underlying Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which an Underlying Fund has sold a call option falls or remains the same, the Underlying Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Underlying Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Underlying Fund's stock investments. By selling a put option, the Underlying Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Underlying Fund correlate with changes in the value of the index, selling covered put options on indices will increase the Underlying Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

An Underlying Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Underlying Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Underlying Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Underlying Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation

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between the changes in value of the index and the changes in value of the
Underlying Fund's security holdings.

The purchase of call options on stock indices may be used by an Underlying Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Underlying Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Underlying Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Underlying Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Underlying Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the S&P 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

               FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS-- Certain of the Underlying Funds may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect an Underlying Fund's current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield ("speculation").

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the date and cannot be "exercised" at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable--a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Underlying Fund's current or intended stock investments from broad fluctuations in stock prices. For example, an Underlying Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the Underlying Fund's portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When an Underlying Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Underlying Fund intends to purchase. As such purchases are made, the corresponding position in

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stock index futures contracts will be closed out. In a substantial majority of these transactions, the Underlying Fund will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When an Underlying Fund buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Investment in Gold and Other Precious Metals - Certain Underlying Funds may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by an Underlying Fund will be delivered to and stored with a qualified custodian bank. Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Gold Futures Contracts - A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When an Underlying Fund purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when an Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. An Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. An Underlying Fund will not engage in these contracts for speculation or for achieving leverage. An Underlying Fund's hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

OPTIONS ON FUTURES CONTRACTS-- Certain of the Underlying Funds may purchase and sell options to buy or sell futures contracts in which they may invest ("options on futures contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by an Underlying Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on futures contracts that are sold or purchased by an Underlying Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases over the counter or on an electronic trading facility.

An Underlying Fund may sell call options on futures contracts only if it also
(a) purchases the underlying futures contract, (b) owns the instrument, or instruments included in the index, underlying the futures contract, or (c) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held (i) is equal to or less than the exercise price of the call sold or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). An Underlying Fund may sell put options on futures contracts only if it also (A) sells the underlying futures contract, (B) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract, or (C) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with it its custodian (or earmarked on its records). Upon the exercise of a call option on a futures contract sold by an Underlying Fund, the Underlying Fund will be required to sell the underlying futures contract, which if the Underlying Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by an Underlying Fund is exercised, the Underlying Fund will be required to purchase the underlying futures contract which, if the Underlying Fund has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, the Underlying Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Underlying Fund's holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Underlying Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Underlying Fund intends to purchase. If a put or call option the Underlying Fund has sold is exercised, the Underlying Fund will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Underlying Fund's losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

An Underlying Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Underlying Fund could, in lieu of selling futures contracts, purchase put options

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thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Underlying Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Underlying Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY-- Certain of the Underlying Funds may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. Forward contracts may be used for hedging to attempt to minimize the risk to an Underlying Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each Underlying Fund intends to enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where the Underlying Fund seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, an Underlying Fund may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Underlying Fund intends to acquire. The Underlying Fund also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Underlying Fund may enter into forward contracts for "cross hedging" purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. The Underlying Funds may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, an Underlying Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Underlying Fund will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Underlying Fund's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

An Underlying Fund will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, an Underlying Fund may purchase a given foreign currency through a forward contract if, in the judgment of the Underlying Fund's Portfolio Manager, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Underlying Fund may sell the currency through a forward contract if the Underlying Fund's Portfolio Manager believes that its value will decline relative to the dollar.

An Underlying Fund will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Underlying Fund may sustain losses, which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Underlying Fund has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Underlying Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Underlying Fund's ability to utilize forward contracts in the manner set forth above may be restricted.

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An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Underlying Fund's Portfolio Manager, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. An Underlying Fund may also hold foreign currency in anticipation of purchasing foreign securities.

OPTIONS ON FOREIGN CURRENCIES-- Certain of the Underlying Funds may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Underlying Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

An Underlying Fund may sell options on foreign currencies for the same types of hedging purposes. For example, where the Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Underlying Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Underlying Fund to hedge such increased cost up to the amount of the premium. Foreign currency options sold by the Underlying Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, the Underlying Fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. The

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Underlying Funds may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

RISKS ASSOCIATED WITH INVESTING IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH AN UNDERLYING FUND'S SECURITIES-- An Underlying Fund's abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Underlying Fund's securities. In the case of futures and options based on an index, the Underlying Fund will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Underlying Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if an Underlying Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Underlying Fund would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which the Underlying Fund has a position and the portfolio securities the Underlying Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, an Underlying Fund may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Underlying Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where an Underlying Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Underlying Fund's portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, the Underlying Fund is subject to the risk of market movements between the time

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that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Underlying Fund in connection with such transactions.

In selling a covered call option on a security, index or futures contract, an Underlying Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Underlying Fund sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the Underlying Fund may not be fully covered. As a result, the Underlying Fund could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of an Underlying Fund's holdings. When an Underlying Fund sells an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Underlying Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Underlying Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Underlying Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, the Underlying Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Underlying Fund's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that an Underlying Fund may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. An Underlying Fund will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Underlying Fund may not fully protect it against risk of loss and, in any event, the Underlying Fund could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

An Underlying Fund also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the Underlying Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, an Underlying Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Underlying Fund with two simultaneous

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premiums on the same security, but involve additional risk, since the Underlying
Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET-- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While an Underlying Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Underlying Fund, and the Underlying Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if an Underlying Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Underlying Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN-- Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where an Underlying Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Underlying Fund or decreases in the prices of securities or other assets the Underlying Fund intends to acquire. Where an Underlying Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Underlying Fund to greater risk.

TRADING AND POSITION LIMITS-- The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various boards of trade have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Underlying Funds' Portfolio Managers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Underlying Funds.

RISKS OF OPTIONS ON FUTURES CONTRACTS-- The amount of risk an Underlying Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES--Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by an Underlying Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Underlying Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Underlying Fund to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike many transactions entered into by an Underlying Fund in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over the counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over the counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of an Underlying Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Underlying Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over the counter contracts, and the Underlying Fund could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit the Underlying Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over the counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Underlying Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Underlying Fund's ability to enter into desired hedging transactions. The Underlying Fund will enter into an over the counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Underlying Fund's Portfolio Manager.

Options on securities, options on stock indexes, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over the counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting the Underlying Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over the counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS - Each Underlying Fund will engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

The staff of the SEC has taken the position that over the counter options and assets used to cover sold over the counter options are illiquid and, therefore, together with other illiquid securities held by an Underlying Fund, cannot exceed 15% of an Underlying Fund's assets (the "SEC illiquidity ceiling"). Although the Underlying Fund's Portfolio Manager may disagree with this position, each Underlying Fund's Portfolio Manager intends to limit the Underlying Funds' selling of over the counter options in accordance with the following procedure. Also, the contracts an Underlying Fund has in place with such primary dealers provide that the Underlying Fund has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Underlying Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Underlying Fund may also sell over the counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

The policies described above are not fundamental and may be changed without shareholder approval, as may each Portfolio's investment objective.

TEMPORARY DEFENSIVE INVESTMENTS - For temporary and defensive purposes, certain of the Underlying Funds may invest up to 100% of its total assets in investment grade fixed income securities (including short-term U.S. government securities, investment grade debt instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Certain Underlying Funds may hold an unlimited amount of such investments consistent with its objectives. Certain of the Underlying Funds also may hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the prospectus and statement of additional information of an Underlying Fund will apply at the time of investment. An Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

PORTFOLIO TURNOVER - Certain Underlying Funds may sell a portfolio investment soon after its acquisition if the Underlying Fund's Portfolio Manager believes that such a disposition is consistent with the portfolios investment objective. Underlying Fund investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by an Underlying Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                             MANAGEMENT OF THE FUND

Directors

The investments and administration of the Fund are under the direction of the Fund's Board of Directors ("Board"). Set forth in the table below is information about each Director of the Fund.

                                                                                                 NUMBER OF
                                                                                                 FUNDS IN
                                                                                                   FUND
                                POSITION(S)                                                      COMPLEX
                                 HELD WITH    TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S) -  OVERSEEN BY  OTHER DIRECTORSHIPSHELD
    NAME, ADDRESS AND AGE          FUND     LENGTH OF TIME SERVED(1)  DURING THE PAST 5 YEARS    TRUSTEE(2)       BY DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors

JOHN V. BOYER                  Director     November 1997 - Present  Executive Director, The       153      None
7337 East Doubletree Ranch Rd.                                       Mark Twain House
Scottsdale, Arizona 85258                                            Museum(3) (September 1989
Age: 51                                                              - Present).

J. MICHAEL EARLEY(4)           Director     January 2005 - Present   President and Chief           153      None
7337 East Doubletree Ranch Rd.                                       Executive Officer,
Scottsdale, Arizona 85258                                            Bankers Trust Company,
Age: 59                                                              N.A. (June 1992 -
                                                                     Present).

R. BARBARA GITENSTEIN(4)       Director     January 2005 - Present   President, College of New     153      New Jersey Resources
7337 East Doubletree Ranch Rd.                                       Jersey (January 1999 -                 (September 2003 -
Scottsdale, Arizona 85258                                            Present).                              present)
Age: 57

PATRICK W. KENNY               Director     March 2002 - Present     President and Chief           153      Assured Guaranty Ltd.
7337 East Doubletree Ranch Rd.                                       Executive Officer                      (November 2003
Scottsdale, Arizona 85258                                            International Insurance                - Present).
Age: 62                                                              Society (June 2001 -
                                                                     Present)

WALTER H. MAY(4)               Director     January 2005 - Present   Retired.                      153      BestPrep Charity
7337 East Doubletree Ranch Rd.                                                                              (September 1991 -
Scottsdale, Arizona 85258                                                                                   Present).
Age: 67

                                                                                                 NUMBER OF
                                                                                                 FUNDS IN
                                                                                                   FUND
                                POSITION(S)                                                      COMPLEX
                                 HELD WITH    TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S) -  OVERSEEN BY  OTHER DIRECTORSHIPSHELD
    NAME, ADDRESS AND AGE          FUND     LENGTH OF TIME SERVED(1)  DURING THE PAST 5 YEARS    TRUSTEE(2)       BY DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
JOCK PATTON(4)                 Chairman     January 2005 - Present   Private Investor (June       153      JDA Software Group,
7337 East Doubletree Ranch Rd. and Director                          1997 - Present).                      Inc. (January 1999
Scottsdale, Arizona 85258                                            Formerly, Director and                - Present); Swift
Age: 58                                                              Chief Executive Officer,              Transportation Co.
                                                                     Rainbow Multimedia Group,             (March 2004 - Present).
                                                                     Inc. (January 1999 -
                                                                     December 2001).

DAVID W.C. PUTNAM(4)           Director     January 2005 - Present   President and Director,      153      Progressive Capital
7337 East Doubletree Ranch Rd.                                       F.L. Putnam Securities                Accumulation Trust
Scottsdale, Arizona 85258                                            Company, Inc. and its                 (August 1998 - Present);
Age: 65                                                              affiliates; President,                Principled Equity Market
                                                                     Secretary and Trustee,                Fund (November 1996 -
                                                                     The Principled Equity                 Present); Mercy Endowment
                                                                     Market Fund. Formerly,                Foundation (1995 -
                                                                     Trustee, Trust Realty                 Present); Director, F.L.
                                                                     Corp.; Anchor Investment              Putnam Investment
                                                                     Trust; and Bow Ridge                  Management Company
                                                                     Mining Company.                       (December 2001 -
                                                                                                           present); Asian American
                                                                                                           Bank and Trust Company
                                                                                                           (June 1992 - Present);
                                                                                                           and Notre Dame Health
                                                                                                           Care Center (1991 -
                                                                                                           Present); F.L. Putnam
                                                                                                           Securities Company, Inc.
                                                                                                           (June 1998 - Present);
                                                                                                           and an Honorary Trustee,
                                                                                                           Mercy Hospital (1973 -
                                                                                                           Present).

ROGER B. VINCENT(4)            Director     January 2005 - Present   President, Springwell        153      Director, AmeriGas
7337 East Doubletree Ranch Rd.                                       Corporation (1989 -                   Propane, Inc. (1998
Scottsdale, Arizona 85258                                            Present).                             - present).
Age: 59

RICHARD A. WEDEMEYER(4)        Director     January 2005 - Present   Retired. Formerly, Vice      153      Director of Touchstone
7337 East Doubletree Ranch Rd.                                       President - Finance and               Consulting Group;
Scottsdale, Arizona 85258                                            Administration, Channel               Jim Henson Legacy
Age: 69                                                              Corporation (June 1996 -              (1994 - Present).
                                                                     April 2002). Trustee,
                                                                     First Choice Funds (1997
                                                                     - 2001); and of each of
                                                                     the funds managed by ING
                                                                     Investment Management Co.
                                                                     LLC (1998 - 2001).

Directors who are
"Interested Persons"

THOMAS J. MCINERNEY(4) (5) (6) Director     January 2005 - Present   Chief Executive Officer,     200      Trustee, Equitable Life
7337 East Doubletree Ranch Rd.                                       ING U.S. Financial                    Insurance Co., Golden
Scottsdale, Arizona 85258                                            Services (September 2001              American Life Insurance
Age: 48                                                              - Present); Member, ING               Co., Life Insurance
                                                                     Americas Executive                    Company of Georgia,
                                                                     Committee (2001 -                     Midwestern United Life
                                                                     Present); President,                  Insurance Co., ReliaStar
                                                                     Chief Executive Officer               Life Insurance Co.,
                                                                     and Director of Northern              Security Life of Denver,
                                                                     Life Insurance Company                Security Connecticut Life
                                                                     (March 2001 - October                 Insurance Co.,
                                                                     2002), ING Aeltus Holding
                                                                     Company, Inc. (2000 -
                                                                     Present), ING Retail
                                                                     Holding Company (1998 -

                                                                                                 NUMBER OF
                                                                                                 FUNDS IN
                                                                                                   FUND
                                POSITION(S)                                                      COMPLEX
                                 HELD WITH    TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S) -  OVERSEEN BY  OTHER DIRECTORSHIPSHELD
    NAME, ADDRESS AND AGE          FUND     LENGTH OF TIME SERVED(1)  DURING THE PAST 5 YEARS    TRUSTEE(2)       BY DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Present), and ING                     Southland Life Insurance
                                                                     Retirement Holdings, Inc.             Co., USG Annuity and Life
                                                                     (1997 - Present).                     Company, and United
                                                                     Formerly, President, ING              Life and Annuity
                                                                     Life Insurance & Annuity              Insurance Co. Inc;
                                                                     Company (September 1997 -             Director, Ameribest
                                                                     November 2002), General               Life Insurance Co.;
                                                                     Manager and Chief                     Director, First Columbine
                                                                     Executive Officer, ING                Life Insurance Co.; and
                                                                     Worksite Division                     Metro Atlanta Chamber of
                                                                     (December 2000 - October              Commerce.
                                                                     2001).


JOHN G. TURNER(4) (5)          Director     January 2005 - Present   Chairman, Hillcrest          153      Director, Hormel Foods
7337 East Doubletree Ranch Rd.                                       Capital Partners (May                 Corporation; Shopko
Scottsdale, Arizona 85258                                            2002-Present); Mr. Turner             Stores, Inc.; M.A.
Age: 65                                                              was formerly Vice                     Mortenson Company
                                                                     Chairman of ING Americas              (March 2002 -Present);
                                                                     (2000 - 2002); Chairman               and Conseco,Inc.
                                                                     and Chief Executive                   (September 2003 -
                                                                     Officer of ReliaStar                  Present).
                                                                     Financial Corp. and
                                                                     ReliaStar Life Insurance
                                                                     Company (1993 - 2000);
                                                                     Chairman of ReliaStar
                                                                     Life Insurance Company of
                                                                     New York (1995 - 2001);
                                                                     Chairman of Northern Life
                                                                     Insurance Company (1992 -
                                                                     2001); Chairman and
                                                                     Trustee of the Northstar
                                                                     affiliated investment
                                                                     companies (1993 - 2001).


(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Director who is not an "interested person" of the Fund, as defined in the of 1940 Act, ("Independent Directors"), shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.
(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund; and ING Partners, Inc.
(3) Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House Museum.
(4) Commenced service as a Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other funds in the ING Complex of Funds.
(5) Messrs. McInerney and Turner are deemed to be "interested persons," as defined by the Investment Company Act of 1940, because of their affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ING Life Insurance and Annuity Companyand the Distributor, ING Financial Advisers, LLC.
(6) Mr. McInerney is also a director of the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc., therefore, for the purposes of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.

OFFICERS

                                                        TERM OF OFFICE AND
    NAME, ADDRESS AND AGE      POSITIONS HELD WITH FUND LENGTH OF TIME SERVED (1) PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
James M. Hennessy              President                May 2003 - Present        President and Chief Executive Officer, ING
7337 East Doubletree Ranch Rd.                                                    Investments, LLC(2) (December 2000 - Present).
Scottsdale, Arizona 85258                                                         Formerly, Senior Executive Vice President and
Age: 54                                                                           Chief Operating Officer, ING Investments, LLC(2)
                                                                                  (April 1995 - December 2000); and Executive Vice
                                                                                  President, ING Investments, LLC(2) (May 1998 -
                                                                                  June 2000).

Michael J. Roland              Executive Vice President January 2005 - Present    Executive Vice President, (December 2001 -
7337 East Doubletree Ranch Rd.                                                    Present) and Chief Compliance Officer (October
Scottsdale, Arizona 85258                                                         2004 - Present), ING Investments, LLC(2).
Age: 44                                                                           Formerly, Chief Financial Officer and Treasurer
                                                                                  (December 2001 - March 2005) and Senior Vice
                                                                                  President (June 1998 - December 2001), ING
                                                                                  Investments, LLC(2).

Stanley D. Vyner               Executive Vice President January 2005 - Present    Executive Vice President, ING Investments, LLC(2)
7337 East Doubletree Ranch Rd.                                                    (July 2000 - Present) and Chief Investment Risk
Scottsdale, Arizona 85258                                                         Officer (January 2003 - Present). Formerly, Chief
Age: 54                                                                           Investment Officer of the International
                                                                                  Portfolios, ING Investments, LLC(2) (August 2000 -
                                                                                  January 2003); and Chief Executive Officer, ING
                                                                                  Investments, LLC(2) (August 1996 - August 2000).

Joseph M. O'Donnell            Chief Compliance Officer January 2005 - Present    Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd.                                                    (November 2004 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                         President, Chief Legal Counsel, Chief Compliance
Age: 50                                                                           Officer and Secretary of Atlas Securities, Inc.,
                                                                                  Atlas Advisers, Inc. and Atlas Funds (October 2001
                                                                                  - October 2004); and Chief Operating Officer and
                                                                                  General Counsel of Matthews International Capital
                                                                                  Management LLC and Vice President and Secretary of
                                                                                  Matthews International Funds (August 1999 - May
                                                                                  2001).

Kimberly A. Anderson           Senior Vice President    January 2005 - Present    Senior Vice President, ING Investments, LLC(2)
7337 East Doubletree Ranch Rd.                                                    (October 2003 - Present). Formerly, Vice President
Scottsdale, Arizona 85258                                                         and Assistant Secretary, ING Investments, LLC(2)
Age: 40                                                                           (October 2001 - October 2003); and Assistant Vice
                                                                                  President, ING Funds Services, LLC(3) (November
                                                                                  1999 - January 2001).

Robert S. Naka                 Senior Vice President    January 2005 - Present    Senior Vice President and Assistant Secretary, ING
7337 East Doubletree Ranch Rd.                                                    Funds Services, LLC(3) (October 2001 - Present).
Scottsdale, Arizona 85258                                                         Formerly, Senior Vice President, ING Funds
Age:  41                                                                          Services, LLC(3) (August 1999 - October 2001).

                                                        TERM OF OFFICE AND
    NAME, ADDRESS AND AGE      POSITIONS HELD WITH FUND LENGTH OF TIME SERVED (1) PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Robyn L. Ichilov               Vice President and       January 2005 - Present    Vice President, ING Funds Services, LLC(3)
7337 East Doubletree Ranch Rd. Treasurer                                          (October 2001 - Present) and ING Investments,
Scottsdale, Arizona 85258                                                         LLC(2) (August 1997 - Present).
Age: 37

Maria M. Anderson              Vice President           January 2005 - Present    Vice President, ING Funds Services, LLC(3)
7337 East Doubletree Ranch Rd.                                                    (September 2004 - Present). Formerly, Assistant
Scottsdale, Arizona 85258                                                         Vice President, ING Funds Services, LLC(3)
Age: 45                                                                           (October 2001 - September 2004); and Manager of
                                                                                  Fund Accounting and Fund Compliance, ING
                                                                                  Investments, LLC(2) (September 1999 - October
                                                                                  2001).

Lauren D. Bensinger            Vice President           January 2005 - Present    Vice President and Chief Compliance Officer, ING
7337 East Doubletree Ranch Rd.                                                    Funds Distributor, LLC(4) (July 1995 - Present);
Scottsdale, Arizona 85258                                                         and Vice President, ING Investments, LLC(2)
Age: 50                                                                           (February 1996 - Present). Formerly, Chief
                                                                                  Compliance Officer, ING Investments, LLC(2)
                                                                                  (October 2001 - October 2004).

Todd Modic                     Senior Vice President,   March 2005 - Present      Senior Vice President, ING Funds Services, LLC(3)
7337 East Doubletree Ranch Rd. Chief/Principal                                    (April 2005 - Present). Formerly,Vice President,
Scottsdale, Arizona 85258      Financial Officer &                                ING Fund Services, LLC(3) (September 2002 - March
Age: 35                        Assistant Secretary                                2005), Director of Financial Reporting, ING
                                                                                  Investments, LLC(2) (March 2001 - September 2002)
                                                                                  and Director of Financial Reporting, Axient
                                                                                  Communications, Inc. (May 2000 - January 2001.

Laurie M. Tillinghast          Vice President           May 2003 - Present        Vice President, ING Life Insurance and Annuity
7337 East Doubletree Ranch Rd.                                                    Company (December 2000- Present), Formerly, Vice
Scottsdale, Arizona 85258                                                         President, Aetna Retirement Services, Fund
Age: 51                                                                           Strategy and Management (December 1995- December
                                                                                  2000) and, 1995 to 1998. Formerly, Director and
                                                                                  President, ING Partners, Inc. (November 1997 - May
                                                                                  2003).

Mary Gaston                    Vice President           March 2005 - Present      Vice President, ING Funds Services, LLC(3) (April
7337 East Doubletree Ranch Rd.                                                    2005 - Present). Formerly, Assistant Vice
Scottsdale, Arizona 85258                                                         President Financial Reporting, ING Investments,
Age: 39                                                                           LLC(2) (April 2004 - April 2005); Manager,
                                                                                  Financial Reporting, ING Investments, LLC (2)
                                                                                  (August 2002 - April 2004); and Controller, Z
                                                                                  Seven Fund, Inc. and Ziskin Asset Management, Inc.
                                                                                  (January 2000 - March 2002).

Susan P. Kinens                Assistant Vice President January 2005 - Present    Assistant Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                    LLC(3) (December 2002 - Present); and has held
Scottsdale, Arizona 85258                                                         various other positions with ING Funds Services,
Age: 28                                                                           LLC(3) for more than the last five years.

Kimberly K. Palmer             Assistant Vice President January 2005 - Present    Assistant Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                    LLC(3) (August 2004 - Present). Formerly, Manager,
Scottsdale, Arizona 85258                                                         Registration Statements, ING Funds Services,
                                                                                  LLC(3)

                                                        TERM OF OFFICE AND
    NAME, ADDRESS AND AGE      POSITIONS HELD WITH FUND LENGTH OF TIME SERVED (1) PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Age: 47                                                                           (May 2003 - August 2004); Associate Partner,
                                                                                  AMVESCAP PLC (October 2000 - May 2003); and
                                                                                  Director of Federal Filings and Blue Sky Filings,
                                                                                  INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr.           Secretary                August 2004 - Present     Chief Counsel, ING Americas, U.S. Legal Services
7337 East Doubletree Ranch Rd.                                                    (September 2003 - Present). Formerly, Counsel, ING
Scottsdale, Arizona 85258                                                         Americas, U.S. Legal Services (November 2002 -
Age: 41                                                                           September 2003); and Associate General Counsel of
                                                                                  AIG American General (January 1999 - November
                                                                                  2002).

Theresa K. Kelety              Assistant Secretary      August 2004 - Present     Counsel, ING Americas, U.S. Legal Services (April
7337 East Doubletree Ranch Rd.                                                    2003 - Present). Formerly, Senior Associate with
Scottsdale, Arizona 85258                                                         Shearman & Sterling (February 2000 - April 2003);
Age: 41                                                                           and Associate with Sutherland Asbill & Brennan
                                                                                  (1996 - February 2000).

Robin R. Nesbitt               Assistant Secretary      August 2004 - Present     Supervisor, Board Operations, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                    LLC (3) (August 2003 - Present). Formerly, Senior
Scottsdale, Arizona 85258                                                         Legal Analyst, ING Funds Services, LLC (3) (August
Age: 31                                                                           2002 - August 2003); Associate,
                                                                                  PricewaterhouseCoopers (January 2001 - August
                                                                                  2001); and Paralegal, McManis, Faulkner & Morgan
                                                                                  (May 2000 - December 2000).

(1) The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD

The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Portfolios' activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance.

FREQUENCY OF BOARD MEETINGS

The Board currently conducts regular meetings seven (7) times a year. The Audit and Valuation and Proxy Voting Committees also meet regularly four (4) times per year, the Investment Review Committee meets seven (7) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each committee listed below operates pursuant to a Charter approved by the Board.

COMMITTEES

Prior to January 1, 2005, the Board consisted of the following three members; John Boyer, Richard Johnson and Patrick Kenny. The meetings reported as of December 31, 2004 were attended by the above stated individuals, instead of the current Committee members listed below.

An Executive Committee of the Board was formed on January 1, 2005 in order to act on behalf of the full Board between meetings when necessary. The Committee currently consists of two (2) Independent Directors and two (2) Directors who are "interested persons," as defined in the 1940 Act. The following Directors serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Patton serves as Chairperson of the Committee.

The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent
Directors: Messrs. Earley, Kenny, Vincent, and Putnam. Mr. Earley serves as Chairperson of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2004.

The Board has a Valuation and Proxy Voting Committee (formerly the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market value quotations are not readily available and overseeing management's administration of proxy voting. The Committee currently consists of five (5) Independent Directors:
Messrs. May, Boyer, Patton, and Wedemeyer and Dr. Gitenstein. Mr. May serves as Chairperson of the Committee. The Valuation and Proxy Voting Committee held four
(4) meetings during the fiscal year ended December 31, 2004.

The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary; (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Portfolios' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder meeting to elect Directors, any such submission must be delivered to the Portfolios' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of four (4) Independent
Directors: Messrs. May, Kenny and Wedemeyer and Dr. Gitenstein. Dr. Gitenstein serves as Chairperson of the Committee. The Nominating and Governance Committee held two (2) meetings during the fiscal year ended December 31, 2004.

The Board has established an Investment Review Committee to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee for the domestic equity funds currently consists of four (4) Independent Directors and one Director who is an "interested person," as defined in the 1940 Act of the Fund: Messrs. Kenny, Putnam, Earley, Turner and Vincent. Mr. Vincent serves as Chairperson of the domestic equity funds Investment Review Committee. The Investment Review Committee for the domestic equity funds held four (4) meetings during the fiscal year ended December 31, 2004. The Investment Review Committee for the international and fixed income funds currently consists of five Independent Directors and one Director who is an "interested person" as defined in the 1940 Act of the Fund: Dr. Gitenstein and Messrs. Patton, May, Boyer, McInerney and Wedemeyer. Mr. Wedemeyer serves as Chairperson of the international and fixed income funds Investment Review Committee. The Investment Review Committee for the international and fixed income funds held four (4) meetings during the fiscal year ended December 31, 2004.

The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of three (3) Independent Directors: Messrs. Boyer,

Earley and Patton. Mr. Boyer serves as Chairperson of the Committee. The Compliance Committee held one (1) meeting during the fiscal year ended December 31, 2004.

The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee operates pursuant to a Charter approved by the Board. The Contracts Committee currently consists of five (5) Independent Directors: Messrs. Boyer, May, Patton, Vincent and Wedemeyer. Mr. Vincent serves as Chairperson of the Committee. The Contracts Committee held one (1) meetings during the fiscal year ended December 31, 2004.

                            COMPENSATION OF DIRECTORS

Each Portfolio pays each Director who is not an interested person a PRO RATA share, as described below of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, May, Boyer, Wedemeyer and Dr. Gitenstein, as Chairpersons of committees of the Board, each receive an additional annual retainer of $30,000, $20,000, $10,000, $10,000, $20,000 and $2,500(1), respectively) (additionally, as
Chairperson of the Investment Review and Contract Committees, Mr. Vincent received an additional retainer of $20,000 and $15,000, respectively); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The PRO RATA share paid by each Portfolio is based on each Portfolio's the average net assets as a percentage of the average net assets of all the portfolios/funds managed by the Investment Adviser or its affiliates, Directed Services, Inc. and ING Investments, LLC, for which the Directors serve in common as Directors/Trustees.

The following table sets forth information provided by the Fund's investment adviser regarding compensation of Directors by each portfolio and other portfolios/funds managed by ILIAC and its affiliates for the fiscal year ended December 31, 2004. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from a Portfolio or any other portfolios/funds managed by the investment adviser.

(1) The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active. The compensation per quarter to the Chairperson is $625, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $2,500.

                              COMPENSATION TABLE(1)

The following table describes the compensation received by the Directors of the Fund for the fiscal year ended December 31, 2004.


                                         AGGREGATE COMPENSATION
                                       FROM SOLUTION PORTFOLIOS(1)                 PENSION OR                      TOTAL
                        --------------------------------------------------------   RETIREMENT                  COMPENSATION
                                                       ING       ING       ING      BENEFITS     ESTIMATED    FROM REGISTRANT
                        ING SOLUTION                SOLUTION  SOLUTION  SOLUTION   ACCRUED AS      ANNUAL        AND FUND
    NAME OF PERSON,        INCOME     ING SOLUTION    2025      2035      2045    PART OF FUND BENEFITS UPON  COMPLEX PAID TO
       POSITION          PORTFOLIO   2015 PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO   EXPENSES   RETIREMENT (2) DIRECTORS(3)(4)
-----------------------------------------------------------------------------------------------------------------------------
John V. Boyer
Director                   $ 310          $ 310       $ 310     $ 310     $ 310        N/A            N/A       $   92,625

Paul S. Doherty(5)
Director                     N/A            N/A         N/A       N/A       N/A        N/A            N/A       $  106,000

Patrick W. Kenny
Director                   $ 250          $ 250       $ 250     $ 250     $ 250        N/A            N/A       $   75,625

Walter H. May(6)
Director                   $ 430          $ 430       $ 430     $ 430     $ 430        N/A            N/A       $  130,000

Thomas J.
McInerney(6)(7)
Director                      --             --          --        --        --        N/A            N/A              N/A

Jock Patton(6)
Director                   $ 420          $ 420       $ 420     $ 420     $ 420        N/A            N/A       $  126,000

David W.C. Putnam(6)
Director                   $ 330          $ 330       $ 330     $ 330     $ 330        N/A            N/A       $  101,000

Blaine E. Rieke(5)
Director                     N/A            N/A         N/A       N/A       N/A        N/A            N/A       $  102,000

John G. Turner(6)(7)
Director                      --             --          --        --        --        N/A            N/A              N/A

Richard A. Wedemeyer(6)
Director                   $ 360          $ 360       $ 360     $ 360     $ 360        N/A            N/A       $  110,000

Barbara Gitenstein(6)
Director                   $ 340          $ 340       $ 340     $ 340     $ 340        N/A            N/A       $  104,000

J. Michael Earley(6)
Director                   $ 300          $ 300       $ 300     $ 300     $ 300        N/A            N/A       $   91,000


                                                                                   PENSION OR                      TOTAL
                                                                                   RETIREMENT                  COMPENSATION
                                                                                    BENEFITS     ESTIMATED    FROM REGISTRANT
                                                                                   ACCRUED AS      ANNUAL        AND FUND
    NAME OF PERSON,                      AGGREGATE COMPENSATION                   PART OF FUND BENEFITS UPON  COMPLEX PAID TO
       POSITION                        FROM SOLUTION PORTFOLIOS(1)                  EXPENSES   RETIREMENT (2) DIRECTORS(3)(4)
-----------------------------------------------------------------------------------------------------------------------------
Roger Vincent(6)           $ 360          $ 360       $ 360     $ 360     $ 360        N/A            N/A       $  110,000
Director


(1) The Portfolios had not commenced operations as of the date of this SAI and therefore did not pay any compensation to any Director during the year ended December 31, 2004. The compensation presented for the Portfolios is estimated for the fiscal year ended December 31, 2005.
(2) The ING Funds have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service.
(3) Represents compensation from 153 funds (total in complex as of December 31, 2004).
(4) Director compensation includes compensation paid by Funds that are not discussed in the Prospectus or SAI.
(5)  Retired as Director on December 31, 2004.
(6) Commenced services as Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other funds in the ING Complex of Funds, therefore compensation paid is estimated.
(7) "Interested Person" as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the investment adviser, and the Distributor, ING Financial Advisers, LLC. Officers and Directors who are interested persons do not receive any compensation from the Fund.

                          OWNERSHIP OF PORTFOLIO SHARES

The following table describes each Director's ownership of equity securities of a Portfolio of the Fund and the aggregate holdings of shares of equity securities of all Portfolios of the Fund for the calendar year ended
December 31, 2004.


                                                                                                                  AGGREGATE DOLLAR
                                                                                                                  RANGE OF EQUITY
                                                                                                                   SECURITIES IN
                                                                                                                   ALL REGISTERED
                                                         DOLLAR RANGE OF EQUITY                                      INVESTMENT
                                                           SECURITIES IN EACH                                         COMPANIES
                                                         PORTFOLIO OF THE FUND                                       OVERSEEN BY
                        ---------------------------------------------------------------------------------------- DIRECTOR IN FAMILY
                          ING Solution   ING Solution 2015 ING Solution 2025 ING Solution 2035 ING Solution 2045   OF INVESTMENT
NAME OF DIRECTOR        Income Portfolio     Portfolio         Portfolio         Portfolio         Portfolio         COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

John V. Boyer                  N/A              N/A                N/A              N/A               N/A               None

Paul S. Doherty(1)             N/A              N/A                N/A              N/A               N/A          Over $ 100,000

J. Michael Earley(2)           N/A              N/A                N/A              N/A               N/A        $ 50,001 - 100,000

R. Barbara
 Gitenstein(2)                 N/A              N/A                N/A              N/A               N/A        $ 50,001 - 100,000

Patrick W. Kenny               N/A              N/A                N/A              N/A               N/A               None

Walter H. May(2)               N/A              N/A                N/A              N/A               N/A          Over $ 100,000

Jock Patton(3)                 N/A              N/A                N/A              N/A               N/A        $ 10,001 - 50,000

David W. C. Putnam(2)          N/A              N/A                N/A              N/A               N/A          Over $ 100,000

Blaine E. Rieke(1)             N/A              N/A                N/A              N/A               N/A        $ 50,001 - 100,000

Roger B. Vincent(2)            N/A              N/A                N/A              N/A               N/A          Over $ 100,000

Richard A. Wedemeyer(2)        N/A              N/A                N/A              N/A               N/A        $ 50,001 - 100,000

DIRECTORS WHO ARE
"INTERESTED PERSONS"

Thomas J. McInerney(2)         N/A              N/A                N/A               N/A              N/A          Over $ 100,000

John G. Turner(2)              N/A              N/A                N/A               N/A              N/A          Over $ 100,000


(1)  Retired as Director on December 31, 2004.
(2) Commenced services as Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other funds in the ING Complex of Funds.

                  INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Fund's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolios (not including registered investment companies) as of December 31, 2004.


                                 NAME OF OWNERS
                                AND RELATIONSHIP                                  VALUE OF   PERCENTAGE OF
      NAME OF DIRECTOR             TO TRUSTEE        COMPANY     TITLE OF CLASS  SECURITIES      CLASS
----------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

John V. Boyer                          N/A              N/A            N/A           N/A          N/A

Paul S. Doherty(1)                     N/A              N/A            N/A           N/A          N/A

J. Michael Earley(2)                   N/A              N/A            N/A           N/A          N/A

R. Barbara Gitenstein(2)               N/A              N/A            N/A           N/A          N/A

Patrick W. Kenny                       N/A              N/A            N/A           N/A          N/A

Walter H. May(2)                       N/A              N/A            N/A           N/A          N/A

Jock Patton(3)                         N/A              N/A            N/A           N/A          N/A

David W. C. Putnam(2)                  N/A              N/A            N/A           N/A          N/A

Blaine E. Rieke(1)                     N/A              N/A            N/A           N/A          N/A

Roger B. Vincent(2)                    N/A              N/A            N/A           N/A          N/A

Richard A. Wedemeyer(2)                N/A              N/A            N/A           N/A          N/A

DIRECTORS WHO ARE
"INTERESTED PERSONS"

Thomas J. McInerney(2)                 N/A              N/A            N/A           N/A          N/A

John G. Turner(2)                      N/A              N/A            N/A           N/A          N/A


(1)  Retired as Director on December 31, 2004.
(2) Commenced services as Director on January 1, 2005. Prior to January 1, 2005, These Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other Funds in the ING Complex of Funds.

                                 CODE OF ETHICS

The Board of the Portfolios, ILIAC (as Adviser) and the Distributor (as principal underwriter) have each adopted a Code of Ethics or written supervisory procedures (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Portfolio (collectively, the "Codes"). The Codes allow trades to be made in securites that may be held by a Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information. Information about these Codes may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the Codes may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                  DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES

The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Portfolio posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (E.G., the Portfolios will post the quarter-ending June 30 holdings on August 1).

Each Portfolio also compiles a list composed of its ten largest holdings. ("Top Ten"). This information is produced monthly and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolios' shares and most third parties may receive the Portfolios' annual or semi-annual reports, or view on ING's website, the Portfolios' portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other products offered to Qualified Plans.

Other than in regulatory filings or on the SEC's website, a Portfolio may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so. Specifically, a Portfolio's disclosure of its portfolio holdings may include disclosure:

     - To the Portfolios' independent registered public accounting firm, named herein, for use in providing audit opinions;
     - To financial printers for the purpose of preparing Portfolio regulatory filings;
     -    For the purpose of due diligence regarding a merger or acquisition;
     - To a new adviser or sub-adviser prior to the commencement of its management of the Portfolios;
     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more raw data from the Portfolio than is posted on the Portfolios' website;
     - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolios;
     - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolios; or

     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Fund's Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Portfolios' portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolios' shareholders, on the one hand, and those of the Portfolios' investment adviser, principal underwriter or any affiliated person of the Portfolios, their investment adviser, or their principal underwriter, on the other. Such Policies authorize the Portfolios' administrator to implement the Fund's Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios' shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, principal underwriter and their affiliates. The Fund's Board has authorized the senior officers of the Portfolios' administrator to authorize the release of the Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolios' administrator reports quarterly to the Board regarding the implementation of the Policies.

The Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios' portfolio holdings:

                                                                           TIME LAG BETWEEN
                                                                         DATE OF INFORMATION
                                                                        AND DATE INFORMATION
PARTY                               PURPOSE              FREQUENCY            RELEASED
--------------------------------------------------------------------------------------------
Institutional Shareholder    Proxy Voting           Daily               None
Services, Inc.               & Class Action
                             Services

Charles River Development    Compliance             Daily               None

All of the arrangements in the table above are subject to the Policies adopted by the Fund's Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Fund's Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Portfolios will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolios, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                             PROXY VOTING PROCEDURES

The Board has adopted procedures to govern the voting of proxies relating to the Fund's portfolio securities. The procedures provide that the funds-of-funds, including the Portfolios, will "echo" vote their interests in Underlying Funds. This means that, if a Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion as all other shareholders in the Underlying Fund voted their interests. The procedures delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures, policies and guidelines for voting on a variety of issues to be used with respect to the Fund. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation and Proxy Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedures of the Fund, including those of the Adviser, is attached hereto as Appendix B. Information regarding how the Fund votes proxies relating to portfolio securities for the period ending June 30th will be made available no later than August 31, 2004 of each year through the Fund's website at www.ingfunds.com or by accessing the SEC's website at http://www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of the Portfolios will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates and other investment companies. As each of the Portfolios had not commenced operations as of the date of this SAI, the only outstanding shares as of the date of this SAI are held by the Investment Adviser as the Portfolio's sole shareholder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT. Pursuant to an investment management agreement between the Adviser and the Fund ("Agreement"), ILIAC, subject to the direction of the Board of Directors, is responsible for furnishing continuous investment supervision to the Portfolios and is responsible for the management of the Portfolios. ILIAC is authorized to exercise full investment discretion and make all determinations with respect to the day-today investment of each Portfolio's assets and the purchase and sale of portfolio securities for each Portfolio. The Agreement provides that ILIAC is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

The Agreement provides that ILIAC shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Fund who are employees of ILIAC or an affiliated entity and any salaries and employment benefits payable to those persons.

The Agreement has an initial term of just under two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act, of the Fund or of ING, in person at a meeting called for that purpose. The Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of that Portfolio, or (iii) ILIAC. The Agreement terminates automatically in the event of assignment.

As compensation for its services under the Agreement, the Fund pays ILIAC a monthly fee in arrears and is expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:

     ING Solution Income Portfolio                            0.10%
     ING Solution 2015 Portfolio                              0.10%
     ING Solution 2025 Portfolio                              0.10%
     ING Solution 2035 Portfolio                              0.10%
     ING Solution 2045 Portfolio                              0.10%


Out of its advisory fee, ILIAC pays ING Investment Management Co. ("Consultant") a consulting fee equal to the percentages set out in the following percentages based on each Portfolio's average daily net assets:

     0.03% of the first $500 million
     0.025% of the next $500 million
     0.02% of the next $1 billion and
     0.01% over $2 billion.

Because the Portfolios had not commenced operations as of December 31, 2004, no fees were paid to ILIAC under the Agreement for the fiscal years ended
December 31, 2004, 2003 and 2002.

                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on October 20, 2004, the Board, including the Independent Directors, upon recommendation of the Contracts Committee ("Committee"), approved the continuation of the Investment Advisory Agreement with ILIAC. In connection with the approval, the Committee considered, with the assistance of independent counsel, its legal responsibilities and reviewed the nature and quality of ILIAC's services provided to the Fund and ILIAC's experience and qualifications. Among other items, the Committee also reviewed and considered:
(1) the experience and qualifications of the personnel providing services; (2) ILIAC's compliance policies and procedures; (3) an evaluation of the fee structure and ILIAC's profitability with respect to each Portfolio; (4) ILIAC's current Form ADV and recent financial statements; (5) formal or informal regulatory inquiries, material litigation or administrative proceedings, if any;
(6) supplemental materials, including the investment advisory agreement and investment advisory response for ILIAC; and (7) a memorandum from independent counsel setting forth the Board's fiduciary duties and its responsibilities under the 1940 Act and Maryland law, the duty of care, the duty of loyalty and the business judgment rule, and the factors which the Board should consider in the review. After discussion, the Committee concluded that ILIAC had the capabilities, resources, and personnel necessary to manage the Fund, and that based on the services that ILIAC provides to the Fund under the Investment Advisory Agreement and the expenses incurred by ILIAC in the performance of such services, the compensation payable to ILIAC was fair and equitable. Based on such information as it considered necessary to the exercise of its reasonable business judgment, the Board, upon recommendation of the Committee, concluded unanimously that it was in the best interest of the Fund to approve the investment advisory agreement with ILIAC.

                              INVESTMENT COMMITTEE

An Investment Committee of the Adviser reviews the allocation of each Portfolio's assets. The Investment Committee is responsible for the day-to-day management of the Solution Portfolios. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchase or sales or asset allocation recommendations.

The Investment Committee consists of the following persons: Marc Boisvert, William A. Evans, Shaun P. Mathews, Jeffery Stout, Laurie M. Tillinghast and Stan Vyner.

P. MARC BOISVERT, Senior Fund Analyst, has been with ING since 2000. Prior to joining ING, Mr. Boisvert spent 11 years as an analyst and portfolio manager for Aetna Inc..

WILLIAM A. EVANS, CFA, Senior Fund Analyst, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors.

SHAUN P. MATHEWS, Executive Vice President, is head of the USFS Mutual Funds and Investment Products organization and prior to that, he was chief marketing officer for ING U.S. Financial Services.

JEFFERY S. STOUT, FSA, heads the Equity Risk Management Department for ING U.S. Financial Services. Jeff has over 14 years of progressive professional experience in the financial services industry, including over eight years developing and managing quantitative hedging strategies for complex derivative exposures.

LAURIE M. TILLINGHAST, Head of Investment Advisory and Due Diligent and Vice President, has over 25 years experience in the investment product and financial services business.

STANLEY D. VYNER is Chief Investment Risk Officer. Before taking on that role at the beginning of 2003, Mr. Vyner had, since June 1996, directly overseen the investment management of various parts of ING's assets under management. Mr. Vyner is a non-voting member of the Committee.

Other accounts overseen as of December 31, 2004:


                        REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                        COMPANIES                  VEHICLES                  OTHER ACCOUNTS
                        -----------------------------------------------------------------------
    INVESTMENT          NUMBER                                               NUMBER
    COMMITTEE           OF                         NUMBER OF     TOTAL       OF         TOTAL
      MEMBER            ACCOUNTS  TOTAL ASSETS     ACCOUNTS      ASSETS      ACCOUNTS   ASSETS
-----------------------------------------------------------------------------------------------
Marc Boisvert            0         N/A                 0           N/A          0         N/A

William A. Evans         4        $1,138,184,347       0           N/A          0         N/A

Shaun P. Matthews        0         N/A                 0           N/A          0         N/A

Jeffrey S. Stout         4        $1,138,184,347       0           N/A          0         N/A

Laurie M. Tillinghast    0         N/A                 0           N/A          0         N/A

Stanley D. Vyner         4        $1,138,184,347       0           N/A          0         N/A


* None of these accounts has an advisory fee based on the performance of the account.

POTENTIAL CONFLICT OF INTEREST

Potential conflicts of interest may arise in the Investment Committee Members' management of the Portfolios. The Investment Committee may be subject to competing interests that have the potential to influence its decision making with regard to the allocation of Portfolio assets. For example, one Underlying Fund may pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with ILIAC, while others do not. Therefore, the Investment Committee may have an incentive to allocate Portfolio assets in a manner that benefits ILIAC's or an affiliate's interests, or the interests of an Underlying Fund in addition to or in lieu of the Portfolio's interests. In addition, the

Investment Committee may believe that certain Underlying Funds may benefit from additional assets or could be harmed by redemptions. Furthermore, as described in the Prospectus, the Investment Committee may allocate Portfolio assets to the insurance company fixed contracts that are issued by ILIAC or an affiliated insurer.

COMPENSATION STRUCTURE OF INVESTMENT COMMITTEE MEMBER

An Investment Committee Member's compensation consists of (a) base pay in the form of a fixed annual salary; (b) bonus which is based on several factors including the individual's performance rating, the performance of the ING entity that employs the Member, and the performance of ING Groep N.V. and its subsidiaries in the United States]; and (c) long-term equity awards tied to the performance of the parent company, ING Groep N.V. The Investment Committee Members each have substantial additional duties for the entity that employs him or her, or to the Board of Directors of the ING Funds. Thus, their individual performance ratings will be based in large part on services other than the Committee, although the value of the assets held in the Portfolios and the performance of the Portfolios may be a factor in a Member's job performance rating.

Based on job function, internal comparators and external market data, Investment Committee Members participate in the ING Long-Term Incentive Plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

The Investment Committee Members earning $125,000 or more in base salary compensation may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at annual fixed interest rates. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

The Investment Committee Members participate in ING's Pension and Retirement Plans, which are available generally to all salaried employees.

INVESTMENT COMMITTEE MEMBER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of each Portfolio owned by each investment committee member as of December 31, 2004, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.


                                              DOLLAR RANGE OF
INVESTMENT COMMITTEE MEMBER                   PORTFOLIO SHARES OWNED
---------------------------                   ----------------------
Marc Boisvert                                 None
William A. Evans                              None
Shaun P. Mathews                              None
Jeffery Stout                                 None
Laurie M. Tillinghast                         None
Stan Vyner                                    None


THE ADMINISTRATIVE SERVICES AGREEMENT-- Pursuant to an Administrative Services Agreement between the Fund and ING Fund Services, LLC ("IFS"), IFS has agreed to provide all administrative services in support of the Portfolios and is responsible for the supervision of the Fund's other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days' written notice. As compensation for its services, IFS receives a monthly fee from each Portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio. As of the date of this SAI, the Portfolios had not commenced operations. As a result, no fees were paid by the Portfolios for the fiscal years ended December 31 pursuant to the Administrative Services Agreement.

CUSTODIAN. The Bank of New York Company, Inc. ("BONY"), One Wall Street, New York, New York, 10286 serves as custodian of the assets of the Fund. BONY takes no part in the decisions relating to the purchase or sale of a Portfolio's portfolio securities.

TRANSFER AGENT. DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri, 64141 serves as transfer agent to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP serves as the independent registered public accounting firm to the Fund. KPMG LLP provides audit services and assistance in connection with SEC filings.

LEGAL COUNSEL. Dechert LLP, 1775 I Street, NW, Washington, D.C. 20006, will pass upon legal matters for the Portfolios in connection with the offering of their shares.


                              PRINCIPAL UNDERWRITER

The Fund has entered into an Underwriting Agreement ("Agreement") pursuant to which ING Financial Advisers, LLC (the "Distributor"), 151 Farmington Avenue, Hartford, Connecticut 06156, a subsidiary of ING, as agent, serves as principal underwriter for the continuous offering of shares of the Portfolios. The Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons" of the Distributor, or the Fund, appearing in person at a meeting called for the purpose of approving such Agreement. The Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or the Distributor or by vote of holders of a majority of a Portfolio's shares without the payment of any penalty. The Underwriter has agreed to use its best efforts to solicit orders for the purchase of shares of all the Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Fund shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Agreement.

                  BROKERAGE ALLOCATION AND TRADING POLICIES(1)

Subject to the direction of the Boards, the Adviser has responsibility for making the Portfolios' investment decisions, for effecting the execution of trades for the Portfolios and for negotiating 128 any brokerage commissions thereof. It is the policy of the Adviser to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. In implementing their trading policy, the Adviser may place a Portfolio's transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Adviser, will lead to the best overall quality of execution for the Portfolio. The Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will

(1) For purposes of this section, the discussion relating to investment decisions made by the Adviser with respect to a Portfolio also includes investment decisions made by a Portfolio Manager with respect to an Underlying Fund. For convenience, only the terms Adviser and Portfolio are used.

return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios, and not the Adviser. The Adviser may receive a variety of brokerage and research services from brokerage firms that execute trades on behalf of the Portfolios. These services may benefit the Adviser and/or advisory clients other than the Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolio and other investment companies and accounts, services related to the execution of trades in a Portfolio's securities and advice as to the valuation of securities. The Adviser may consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. The Adviser's policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions that are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When the Adviser believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to the Adviser.

Consistent with securities laws and regulations, the Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. The Adviser's judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Adviser's opinion as to which services and which means of payment are in the long-term best interests of a Portfolio. The Portfolios may effect brokerage transactions in portfolio securities through affiliates of the Adviser. When a Portfolio enters into a transaction with any such person, the transaction will comply with Rule 17e-1 under the 1940 Act and the policies and procedures adopted by the Board pursuant to Rule 17e-1. Certain officers of the Adviser also manage their own securities portfolios and those of their affiliates. Further, the Adviser also acts as an investment adviser to other client accounts, and other investment companies registered under the 1940 Act and other client accounts.

To the extent the Adviser desires to buy or sell the same publicly traded security at or about the same time for more than one client, the purchases or sales will normally be aggregated and allocated in a fair and equitable manner, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

The Board has adopted a policy allowing trades to be made between a Portfolio and a registered investment company or series thereof that is an affiliated person of the Portfolio (and certain noninvestment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell another security to another registered investment company or private advisory account advised the Adviser.

The Board also have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of the Adviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a the Adviser affiliate in connection with such underwritings. In addition, for underwritings where a the Adviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio(s) could purchase.

For the fiscal year ended December 31, 2004, no commissions with respect to portfolio transactions were paid to certain brokers because of research services.

For the fiscal year ended December 31, 2004, the Solution Portfolios did not pay any brokerage commissions.

For the fiscal year ended December 31, 2004, the Solution Portfolios did not pay any affiliated brokerage commissions.

                              DESCRIPTION OF SHARES

The Fund is organized as a Maryland corporation. The Articles of Incorporation authorize the Fund to issue eight (8) billion shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares. The Directors have classified shares of each of the Portfolios into three classes: Initial Shares, Service Shares and Adviser Shares.

Each Initial Share, Service Share and Adviser Share represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Expenses assessed to the Adviser Class are borne exclusively by the Adviser Class pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne both by the Service and Adviser Classes, respectively. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the non-interested directors. The Adviser Class shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Initial Class shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Initial Class shares of a Fund are offered without a sales charge, a shareholder servicing fee or a distribution fee.

Service Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Service Class shares of a Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Service Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio 's Service Class held by customers of such Service Organizations.

Adviser Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Adviser Class shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Adviser Class in the amount of 0.25% (on an annualized basis) of the respective Portfolio's Adviser Class. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Fund also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a "Service Organization" and collectively "Service Organizations") for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Adviser Class Shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Adviser Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Adviser Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Adviser Class Shares ("Distribution Services"), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Adviser Class Shares.

Ms. Tillinghast, Vice President of the Fund, may be considered to have an indirect interest in the operation of the 12b-1 Plan by virtue of her position as an officer of the Adviser, the parent company of the Distributor.

Adviser Class shares of a Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Adviser Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio's Adviser Class held by customers of such Service Organizations.

Shareholders of the Adviser Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares. Shareholders of Initial Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Initial Class shares of other Portfolios that offer Initial Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors of the Fund shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

                 COMBINATION WITH ING SOLUTION INCOME PORTFOLIO

When ING Solution 2015, ING Solution 2025, ING Solution 2035 and ING Solution 2045 each reaches its Target Date, it may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Fund's Board determined that combining such Portfolio with the ING Solution Income Portfolio would be in the best interest of the Portfolios and their shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio's Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.

                                 NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Portfolio shares will not be priced on these days. On those days, securities held by an Underlying Fund may nevertheless be actively traded, and the value of a Portfolio's shares could be indirectly affected. As a general matter, the Portfolios invest in the Underlying Funds which in turn invest directly in securities. The Portfolios generally rely on the NAVs provided by the Underlying Funds in computing the Portfolios' NAV. However, the following is information regarding the calculation of NAV for the Underlying Funds and the Portfolios.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last

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reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price an Underlying Fund would receive if it sold the instrument. See "Shareholder Information - Net Asset Value" in the Prospectus. The long-term debt obligations held in an Underlying Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of an Underlying Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can

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be no assurance that such models accurately reflect the behavior of the applicable markets on the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolios are not obligated to use the fair valuations recommended by such research service, and valuations recommended by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

                                   TAX STATUS

The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY-- Each Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified

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circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

QUALIFICATION OF SEGREGATED ASSET ACCOUNTS-- Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its

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pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

The Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The arrangements concerning these Portfolios are similar to, but different in some respects from, those described by the Treasury Department in rulings in which it was determined that variable contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your variable contract's proportionate share of the assets of the separate account. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.

If a Portfolio fails to qualify to be taxed as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will institute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES-- A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

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For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) exclude foreign currency gains and losses from Section 998 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS-- The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

                              FINANCIAL STATEMENTS

Since the Portfolios have not yet commenced operations, financial statements are not yet available for the Portfolios. The fiscal year of the Fund ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the Fund's independent registered public accounting firm will be sent to shareholders each year. When available, annual and semi-annual reports may be obtained without charge by contacting the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, or calling the Fund at (800) 992-0180.

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                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR'S RATING GROUP

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATING SERVICE

AAA: Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

                                    EXHIBIT B

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

I. INTRODUCTION
The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors1 (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II. VALUATION AND PROXY VOTING COMMITTEE
The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination 1 Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund. 2 The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.
Effective Date: 07/10/03, Revision Date: 02/11/05 2 regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III. DELEGATION OF VOTING AUTHORITY
The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted. Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund. When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV. APPROVAL AND REVIEW OF PROCEDURES
Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.
Effective Date: 07/10/03
Revision Date: 02/11/05

V. VOTING PROCEDURES AND GUIDELINES
The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein. Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures A. Routine Matters The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-bycase consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines. B. Matters Requiring Case-by-Case Consideration The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration. Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment professional(s), as well as from any other source or service. The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy
Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").
Effective Date: 07/10/03
Revision Date: 02/11/05

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

2. NON-VOTES: Votes in Which No Action is Taken The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities. Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-bycase consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent. If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group. 4. Referrals to a Fund's Valuation and Proxy Voting Committee A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals. The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote"). The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.
Effective Date: 07/10/03
Revision Date: 02/11/05

VI. CONFLICTS OF INTEREST
In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII. REPORTING AND RECORD RETENTION
Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.
Effective Date: 07/10/03
Revision Date: 02/11/05

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

ING EQUITY TRUST
ING FUNDS TRUST
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST

ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP EMERGING MARKETS FUND, INC.
ING VP NATURAL RESOURCES TRUST
USLICO SERIES FUND
Effective Date: 07/10/03
Revision Date: 02/11/05

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY PROXY VOTING PROCEDURES

I. INTRODUCTION
ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility. The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund. Unless otherwise noted, proxies will be voted in all instances.
Effective Date: 07/10/03
Revision Date: 02/11/05

II. ROLES AND RESPONSIBILITIES
A. Proxy Coordinator The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below). Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group. Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers. B. Agent An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request. The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation and Proxy Voting Committee ("Committee").
Effective Date: 07/10/03
Revision Date: 02/11/05

The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues. Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified. C. Proxy Group The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion. A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable,
(2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures. For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation. If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent. If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board. The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board. D. Investment Professionals The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate. Effective Date: 07/10/03
Revision Date: 02/11/05

III. VOTING PROCEDURES
A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote. B. Routine Matters The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-bycase consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines. C. Matters Requiring Case-by-Case Consideration The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration. Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service. The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.
Effective Date: 07/10/03
Revision Date: 02/11/05

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy

Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

2. NON-VOTES: Votes in Which No Action is Taken The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities. Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures. Effective Date: 07/10/03
Revision Date: 02/11/05

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-bycase consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board. 4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV. ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST
In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A. Assessment of the Agent
The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality. Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern. Effective Date: 07/10/03
Revision Date: 02/11/05

B. Conflicts of Interest
The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen
(15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines. In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof. For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration. The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.
Effective Date: 07/10/03
Revision Date: 02/11/05

V. REPORTING AND RECORD RETENTION
The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.
Effective Date: 07/10/03
Revision Date: 02/11/05

                                   APPENDIX 1

                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES
PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY: TITLE OR AFFILIATION
Stanley D. Vyner Chief Investment Risk Officer and Executive Vice President of ING Investments, LLC Karla J. Bos Proxy Coordinator for the ING Funds and Manager - Special Projects, ING Funds Services, LLC Maria Anderson Vice President of Fund Compliance, ING Funds Services, LLC Michael J. Roland Executive Vice President and Chief Financial Officer of ING Investments, LLC; Vice President, ING Life Insurance and Annuity Company; and Assistant Secretary, Directed Services, Inc. Todd Modic Vice President of Financial Reporting - Fund Accounting of ING Funds Services, LLC Theresa K. Kelety, Esq. Counsel, ING Americas US Legal Services Effective as of April 21, 2004
Effective Date: 07/10/03
Revision Date: 02/11/05

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES

PROXY VOTING GUIDELINES OF THE ING FUNDS
I. INTRODUCTION
The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures"). Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues. The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles.
Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II. GUIDELINES
The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.
Effective Date: 07/10/03
Revision Date: 02/11/05

GENERAL POLICIES
It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast. In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures. Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.
The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate. Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

1. THE BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASEBY-CASE basis. In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such nominees on a CASE-BY-CASE basis.
Effective Date: 07/10/03
Revision Date: 02/11/05
WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75% of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years. WITHHOLD votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee. Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill. WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.
DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insidercontrolled. DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee). In cases in which the Agent has identified a "pay for performance disconnect" or other form of excessive executive compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee, provided that such nominees served on the board during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.
Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. Consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence. Consider nominees who sit on more than six public company boards on a CASE-BYCASE basis.
Effective Date: 07/10/03
Revision Date: 02/11/05

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE
Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent. Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors. Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve. Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director). Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein. Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee). Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors. Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.
Effective Date: 07/10/03
Revision Date: 02/11/05

STOCK OWNERSHIP REQUIREMENTS
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) Only if the director's legal expenses would be covered.

2. PROXY CONTESTS
These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BYCASE basis.

3. AUDITORS
RATIFYING AUDITORS
Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.
Effective Date: 07/10/03
Revision Date: 02/11/05

AUDITOR INDEPENDENCE
Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4. PROXY CONTEST DEFENSES
BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
Generally, vote AGAINST proposals to classify the board. Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS
Generally, vote AGAINST proposals that provide that directors may be removed only for cause. Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause. Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING
Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting. In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.
Effective Date: 07/10/03
Revision Date: 02/11/05

5. TENDER OFFER DEFENSES
POISON PILLS
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL
Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS
Generally, vote AGAINST dual-class exchange offers. Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations. Effective Date: 07/10/03
Revision Date: 02/11/05

WHITE SQUIRE PLACEMENTS
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6. MISCELLANEOUS
CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
   In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
   If the dissidents agree, the policy remains in place.
   If the dissidents do not agree, the confidential voting policy is waived. Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS
Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS
In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business.

QUORUM REQUIREMENTS
Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7. CAPITAL STRUCTURE
Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.
Effective Date: 07/10/03
Revision Date: 02/11/05

Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized. Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized. Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain. Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures. Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that the stock may be used as a takeover defense. Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Effective Date: 07/10/03
Revision Date: 02/11/05

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8. EXECUTIVE AND DIRECTOR COMPENSATION
Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BYCASE if the Agent raises other considerations with respect to the plan.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms.
Effective Date: 07/10/03
Revision Date: 02/11/05

Vote AGAINST compensation plans that permit repricing of stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach as described above.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:
AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote AGAINST shareholder proposals that seek disclosure of the remuneration of individuals other than senior executives and directors. Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements. Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Effective Date: 07/10/03 Revision Date: 02/11/05

Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS
Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9. STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASEBY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10. MERGERS AND CORPORATE RESTRUCTURINGS
Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund. Effective Date: 07/10/03
Revision Date: 02/11/05

MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations and asset sales, should be considered on a CASE-BYCASE basis.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.

11. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares. Effective Date: 07/10/03
Revision Date: 02/11/05

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.
Effective Date: 07/10/03
Revision Date: 02/11/05

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BYCASE basis.

TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12. SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management. Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13. GLOBAL PROXIES
The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets. Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.

ROUTINE MANAGEMENT PROPOSALS
Generally, vote FOR the following and other similar routine management proposals:
the opening of the shareholder meeting
Effective Date: 07/10/03
Revision Date: 02/11/05

   that the meeting has been convened under local regulatory requirements the presence of quorum the agenda for the shareholder meeting the election of the chair of the meeting the appointment of shareholders to co-sign the minutes of the meeting regulatory filings (E.G., to effect approved share issuances) the designation of inspector or shareholder representative(s) of minutes of meeting the designation of two shareholders to approve and sign minutes of meeting the allowance of questions the publication of minutes the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. Votes on director nominees not subject to policies described herein should be made on a CASE-BY-CASE basis. For issuers domiciled in Bermuda, Canada, Cayman Islands, British Virgin Islands or other tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee. For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.
Effective Date: 07/10/03
Revision Date: 02/11/05

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee. DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange. In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

INDEPENDENT STATUTORY AUDITORS
With respect to Japanese companies that have not adopted the U.S.-style board-withcommittees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

NOMINATING COMMITTEE
Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

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DIRECTOR REMUNERATION
Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES
With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors: Generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.

STOCK OPTION PLANS
With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.
Effective Date: 07/10/03
Revision Date: 02/11/05

SHARES RESERVED FOR ISSUANCE OF OPTIONS OR EMPLOYEE SHARE-PURCHASE PLANS Generally vote AGAINST option plans, or the issuance of shares in connection with such plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice. Consider proposals in connection with option plans or the issuance of shares in connection with them in other instances on a CASE-BY-CASE basis.

GENERAL SHARE ISSUANCES
Generally vote AGAINST proposals to issue shares (with or without preemptive rights) in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval. Consider such proposals on a CASE-BYCASE basis in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS
Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS

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Consider management proposals concerning allocation of income and the distribution of dividends on a CASE-BY-CASE basis.

STOCK (SCRIP) DIVIDEND ALTERNATIVES
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS
When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-toequity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable. Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.
Effective Date: 07/10/03
Revision Date: 02/11/05

FINANCING PLANS
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES
Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association. Generally, vote FOR an article amendment if:
  it is editorial in nature;
  shareholder rights are protected;
  there is negligible or positive impact on shareholder value;
  management provides adequate reasons for the amendments; or the company is required to do so by law (if applicable).
With respect to article amendments for Japanese companies:
  Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business. Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share

                                      B- 24
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sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS
In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

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